                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                             NATIONAL REALTY, L.P.
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                (Name of Registrant as Specified in its Charter)

                             NATIONAL REALTY, L.P.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                             NATIONAL REALTY, L.P.
                         A DELAWARE LIMITED PARTNERSHIP

                         10670 NORTH CENTRAL EXPRESSWAY
                                   SUITE 300
                              DALLAS, TEXAS 75231

                    NOTICE OF SPECIAL MEETING OF UNITHOLDERS
                        TO BE HELD ON DECEMBER 18, 1998

To the Unitholders of National Realty, L.P.:

     We have scheduled a special meeting of the holders of units of limited partner interest of National Realty, L.P. The special meeting will be held at 1:00 p.m., Dallas time, on Friday, December 18, 1998, at 10670 North Central Expressway, Suite 600, Dallas, Texas 75231. We are asking you to elect NRLP Management Corp., a Nevada corporation, as general partner of National Realty, L.P. and to amend the partnership agreements governing National Realty, L.P. and National Operating L.P. to facilitate the withdrawal of Syntek Asset Management, L.P. as the general partner of both such partnerships. Each of these matters is discussed in detail in this Proxy Statement.

     Syntek Asset Management, L.P. is making this solicitation, as general partner of and on behalf of National Realty, L.P., and National Realty, L.P. will bear the costs associated with this solicitation.

     NRLP Management Corp. cannot become the successor general partner of National Realty, L.P. unless the limited partners approve it by a vote of the holders of a majority of the outstanding limited partner units. We believe that the proposals are in the best interests of the partnership and the unitholders, and the proposals should be approved by the unitholders. The record date for unitholders to vote at the special meeting is November 27, 1998.

     This Proxy Statement is first being mailed to unitholders on or about November 30, 1998. It provides you with detailed information about the proposed successor general partner and the proposed amendments to the partnership agreements of National Realty, L.P. and National Operating, L.P. We encourage you to read this entire document carefully.

     Regardless of whether you plan to be present at the special meeting, please promptly date, mark, sign and mail the enclosed proxy card to American Stock Transfer and Trust Company in the envelope provided. You may revoke your proxy at any time up to and including the date of the special meeting by either (i) giving written notice of such revocation to American Stock Transfer and Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005, (ii) executing and delivering a proxy bearing a later date or (iii) attending and voting at the special meeting. YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF UNITS YOU OWN.

                                            BY ORDER OF THE GENERAL PARTNER

                                            SYNTEK ASSET MANAGEMENT, L.P.

                                            By: SYNTEK ASSET MANAGEMENT, INC.,
                                              MANAGING GENERAL PARTNER

                                              By:   RANDALL M. PAULSON
                                                --------------------------------
                                                 Randall M. Paulson, President

Dated: November 30, 1998

IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY SO THAT YOUR UNITS MAY BE VOTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

     If your units are held in the name of a brokerage firm, nominee or other institution, only it can vote your units. Please contact promptly the person responsible for your account and give instructions for your units to be voted. Brokers will not have discretionary authority to vote a limited partner's units. Accordingly, each limited partner must return a proxy card for such limited partner's votes to be counted. Broker non-votes will not be counted.

                             NATIONAL REALTY, L.P.
                         10670 NORTH CENTRAL EXPRESSWAY
                                   SUITE 300
                              DALLAS, TEXAS 75231
                                 (214) 692-4700

                           -------------------------
                                PROXY STATEMENT
                           -------------------------

                     FOR THE SPECIAL MEETING OF UNITHOLDERS
                        TO BE HELD ON DECEMBER 18, 1998

     This Proxy Statement is furnished to you by Syntek Asset Management, L.P., as general partner of, and on behalf of, National Realty, L.P., a Delaware limited partnership. We are soliciting proxies to be used at a special meeting of the holders of units of limited partner interest of National Realty, L.P. We are the current general partner of National Realty, L.P. and the current general partner of National Operating, L.P., a Delaware limited partnership. Additionally, National Realty, L.P. is the sole limited partner of the National Operating, L.P., and both partnerships operate as a single economic unit.

     This Proxy Statement is first being mailed to unitholders on or about November 30, 1998. It provides you with detailed information about the proposed successor general partner of National Realty, L.P. and National Operating, L.P. and the proposed amendments to the partnership agreements of both partnerships. We encourage you to read this entire document carefully.

     The special meeting will be held at 1:00 p.m., Dallas time, on December 18, 1998, at 10670 North Central Expressway, Suite 600, Dallas, Texas 75231. At the special meeting, you will be asked to consider and vote on the following matters, as more fully described in this Proxy Statement:

          (1) To elect NRLP Management Corp., a Nevada corporation, as successor general partner of National Realty, L.P. to replace us as the general partner. Upon the election of NRLP Management Corp., we will withdraw as general partner.

          (2) To amend the partnership agreement of National Realty, L.P. to facilitate our withdrawal as the general partner.

          (3) To amend the partnership agreement of National Operating, L.P. to facilitate our withdrawal as the general partner.

          (4) To consummate the transaction of such other business as may properly come before the special meeting or any adjournments thereof.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY.....................................................     4
  The Special Meeting.......................................     4
  The Agreement for Cash Distribution and Election of
     Successor General Partner..............................     4
  Proposal I: Election of NRLP Management Corp. as Successor
     General Partner........................................     5
  Proposal II: Proposed Amendment to National Realty, L.P.'s
     Partnership Agreement..................................     5
  Proposal III: Proposed Amendment to National Operating,
     L.P.'s Partnership Agreement...........................     5
  Recommendation............................................     6
  The Moorman Settlement Agreement..........................     6
  Tax Consequences..........................................     6
INTRODUCTION................................................     7
THE SPECIAL MEETING.........................................     8
  Unitholders; Entitlement to Vote..........................     8
  Voting of Proxies.........................................     8
  Revocation of Proxies.....................................     8
  Solicitation of Proxies...................................     8
  Quorum....................................................     8
  Vote Required.............................................     9
  Security Ownership of Certain Beneficial Owners and
     Management.............................................     9
THE AGREEMENT FOR CASH DISTRIBUTION AND ELECTION OF
  SUCCESSOR GENERAL PARTNER.................................    11
  Court Approval............................................    11
  Withdrawal of SAMLP.......................................    11
  Resolution of Net Exit Fee Owed to SAMLP..................    11
  Terms of SAMLP's Assignment of the General Partnership
     Interest to NRLP Management Corp.......................    12
  Indemnification and Releases..............................    12
  Disapproval of Proposal I.................................    13
  Approval of Proposals II and III..........................    13
PROPOSAL I: ELECTION OF NRLP MANAGEMENT CORP. AS SUCCESSOR
  GENERAL PARTNER...........................................    14
  General...................................................    14
  NRLP Management Corp......................................    14
  Vote Required for Approval................................    15
PROPOSAL II: PROPOSED AMENDMENT TO THE PARTNERSHIP
  AGREEMENT.................................................    16
PROPOSAL III: PROPOSED AMENDMENT TO THE OPERATING
  PARTNERSHIP AGREEMENT.....................................    16
THE MOORMAN SETTLEMENT AGREEMENT............................    17
COMPENSATION AND FEES TO THE GENERAL PARTNER................    20
  General...................................................    21
  Property Management Fees..................................    21
  Leasing Commissions.......................................    21
  Reimbursement of Administrative Expenses..................    21
  General Partner Compensation..............................    21
  Real Estate Brokerage Commissions.........................    21
  Incentive Disposition Fee.................................    22
  Acquisition Fees..........................................    22
  Fees for Additional Services..............................    22

                                                              PAGE
                                                              ----
  Summary of Fees...........................................    22
  Executive Compensation....................................    22
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............    23
  Certain Business Relationships............................    23
  Related Party Transactions................................    23
  Indebtedness of Management................................    24
INTERESTS OF CERTAIN PERSONS................................    24
MANAGEMENT..................................................    25
  Management and Operation..................................    25
  Section 16(a) Beneficial Ownership Reporting Compliance...    27
AVAILABLE INFORMATION.......................................    28
EXHIBIT A -- SECOND AMENDMENT TO FIRST AMENDED AND RESTATED
  AGREEMENT OF LIMITED PARTNERSHIP OF NATIONAL REALTY,
  L.P.......................................................   A-1
EXHIBIT B -- SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
  AGREEMENT OF LIMITED PARTNERSHIP OF NATIONAL OPERATING,
  L.P.......................................................   B-1
APPENDIX I -- GLOSSARY OF DEFINED TERMS.....................   I-1
APPENDIX II -- NOTICE OF HEARING TO CONSIDER APPROVAL OF
  AMENDED AGREEMENT FOR CASH DISTRIBUTION AND ELECTION OF
  SUCCESSOR GENERAL PARTNER, AND FOR TERMINATION OF THE 1990
  MOORMAN SETTLEMENT AGREEMENT..............................  II-1

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement. Because this is a summary, it does not contain all the information that may be important to you. You should read the entire Proxy Statement, including exhibits and appendices, carefully before you decide to vote. A glossary of defined terms used in this Proxy Statement is attached hereto as Appendix I.

THE SPECIAL MEETING

     The special meeting will be held at 1:00 p.m. Dallas time, on December 18, 1998 at 10670 North Central Expressway, Suite 600, Dallas, Texas 75231. At the special meeting, including any adjournments thereof, you will be asked to consider and vote on (1) the election of NRLP Management Corp. as successor general partner to replace Syntek Asset Management, L.P. ("SAMLP"), the current general partner of National Realty, L.P., (2) the amendment to the partnership agreement of National Realty, L.P., (3) the amendment to the partnership agreement of National Operating, L.P. and (4) the transaction of such other business as may properly come before the special meeting or any adjournments thereof. See "The Special Meeting".

     All persons holding units as of the close of business on November 27, 1998, are entitled to notice of and to vote at the special meeting. You are entitled to one vote for each unit of limited partner interest you held on such date. The presence, either in person or by properly executed proxies, of unitholders who hold more than 50% of all issued and outstanding units is necessary to constitute a quorum at the special meeting. See "The Special Meeting -- Quorum".

     Pursuant to the terms of National Realty, L.P.'s partnership agreement, holders of a majority of all issued and outstanding units must approve each proposal. Additionally, with respect to the election of a successor general partner, all units of National Realty, L.P. held by SAMLP or any affiliate of SAMLP shall be voted pro rata (without regard to abstentions) to the votes cast by the limited partners of National Realty, L.P. who are not affiliates of SAMLP. As of November 6, 1998, there were 6,321,622 total issued and outstanding units, of which 3,895,244 were owned by affiliates of SAMLP. See "The Special Meeting -- Vote Required".

THE AGREEMENT FOR CASH DISTRIBUTION AND ELECTION OF SUCCESSOR GENERAL PARTNER

     SAMLP, American Realty Trust, Inc., National Realty, L.P. and the National Realty, L.P. Oversight Committee entered into the Agreement for Cash Distribution and Election of Successor General Partner (the "Cash Distribution Agreement"), dated as of July 15, 1998, as amended by orders of the Superior Court of the State of California for the County of San Mateo, dated August 4, 1998 and September 1, 1998. The Cash Distribution Agreement provides for, among other things, (i) the distribution of $11.4 million in cash to members of the class of plaintiffs in the Moorman, et al. v. Southmark Corporation, et al. class action lawsuit, (ii) the nomination of an affiliate of SAMLP, as successor general partner of National Realty, L.P. and (iii) the resolution of all related matters under the settlement agreement, dated as of May 9, 1990 in the Moorman litigation. See "The Agreement for Cash Distribution and Election of Successor General Partner".

     The Cash Distribution Agreement was submitted to the supervising judge for final approval, and on October 23, 1998 he gave his approval of such agreement and the consummation of the terms of the settlement agreement related to the Moorman litigation. See "The Agreement for Cash Distribution and Election of Successor General Partner -- Court Approval". The Notice of Hearing to Consider Approval of Amended Agreement for Cash Distribution and Election of Successor General Partner, and for Termination of the 1990 Moorman Settlement Agreement, as approved by court order and as previously distributed to you is attached hereto as Appendix II for informational purposes only. The class notice and Cash Distribution Agreement have already been approved, and, accordingly, you will not be voting on such matters.

     Pursuant to the Cash Distribution Agreement, we have agreed to waive all of our rights to the payment of any exit fee which would otherwise be required to be paid to us by National Realty, L.P. upon our ceasing to serve as general partner pursuant to the settlement agreement relating to the Moorman litigation. The fee being waived was calculated by us to be approximately $49.6 million, as of December 31, 1997, prior to any setoff for amounts owed by us to National Realty, L.P. The waiver of this fee does not, however, waive any rights of a successor general partner to receive such fees in the future pursuant to the partnership agreement. The National Realty, L.P. Oversight Committee has previously informed the partnership that it calculated the amount of such exit fee to be substantially less than the amount calculated by us. See "The Agreement for Cash Distribution and Election of Successor General
Partner -- Resolution of Net Exit Fee Owed to SAMLP" and "The Moorman Settlement Agreement".

     The Cash Distribution Agreement also provides that upon the assignment of all of our rights under National Realty, L.P.'s partnership agreement to NRLP Management Corp., as the successor general partner, NRLP Management Corp. shall assume all of our obligations under the promissory note given to National Realty, L.P. by us as partial consideration for our general partnership interest in National Realty, L.P. As of September 30, 1998, the note had a principal balance of approximately $4.2 million plus accrued interest of approximately $8.1 million. Additionally, NRLP Management Corp. will be required to assume all of our obligations under the promissory note given to National Realty, L.P. by us for repayment of all amounts distributed to the Class Members under the Cash Distribution Agreement. The actual amount of the note will be determined as of the election of the successor general partner. We estimate that the note will have a principal balance of approximately $12.2 million. Additionally, American Realty Trust, Inc., which is the corporate parent of NRLP Management Corp., will guarantee the payment of such note by NRLP Management Corp. and any successor general partner. See "The Agreement for Cash Distribution and Election of Successor General Partner -- Terms of SAMLP's Assignment of the General Partnership Interest to NRLP Management Corp."

PROPOSAL I: ELECTION OF NRLP MANAGEMENT CORP. AS SUCCESSOR GENERAL PARTNER

     Pursuant to the Cash Distribution Agreement, we are submitting to you for your consideration and approval a proposal to elect NRLP Management Corp. as successor general partner of National Realty, L.P. See "Proposal I: Election of NRLP Management Corp. as Successor General Partner". NRLP Management Corp. is a Nevada corporation that is affiliated with SAMLP and is wholly-owned by American Realty Trust, Inc.

     The Board of Directors of NRLP Management Corp. consists of three members, Randall M. Paulson, Randall K. Gonzalez, and Collene Currie. The executive officers of NRLP Management Corp. are Randall M. Paulson, President, Karl L. Blaha, Executive Vice President -- Commercial Asset Management, Bruce A. Endendyk, Executive Vice President, Thomas A. Holland, Executive Vice President and Chief Financial Officer and Steven K. Johnson, Executive Vice
President -- Residential Asset Management.

PROPOSAL II: PROPOSED AMENDMENT TO NATIONAL REALTY, L.P.'S PARTNERSHIP AGREEMENT

     To facilitate our withdrawal as the general partner of National Realty, L.P., we are submitting to you for your consideration and approval an amendment to the partnership agreement of National Realty, L.P. Under the existing partnership agreement, withdrawal of the general partner is permitted subject to 180 days' notice. The proposed amendment, if approved, will permit us to withdraw as general partner of National Realty, L.P. effective as of the date NRLP Management Corp. is duly elected as successor general partner, without regard to the current 180 day notice period. See "Proposal II: Proposed Amendment to the Partnership Agreement" and Exhibit A to this Proxy Statement.

PROPOSAL III: PROPOSED AMENDMENT TO NATIONAL OPERATING, L.P.'S PARTNERSHIP AGREEMENT

     To facilitate our withdrawal as the general partner of National Operating, L.P., we are submitting to you for your consideration and approval an amendment to the partnership agreement of National Operating, L.P. Under the existing partnership agreement, withdrawal of the general partner is permitted subject to 180 days' notice. The proposed amendment, if approved, will permit us to withdraw as general partner of National Operating, L.P. effective as of the date NRLP Management Corp. is duly elected as successor general partner, without regard to the current 180 day notice period. See "Proposal III: Proposed Amendment to the Operating Partnership Agreement" and Exhibit B to this Proxy Statement.

RECOMMENDATION

     We believe that the proposals are in the best interests of National Realty, L.P. and the unitholders, and that you should approve each of the proposals.

THE MOORMAN SETTLEMENT AGREEMENT

     National Realty, L.P. is a party to the settlement agreement, dated as of May 9, 1990, between a class of plaintiffs including Joseph B. Moorman and others, and a group of defendants including National Realty, L.P., SAMLP, Robert
A. McNeil, Gene E. Phillips, William S. Friedman and Shearson Lehman Hutton, Inc., successor-in-interest to defendant E.F. Hutton & Company, Inc., relating to the action entitled Moorman, et al. v. Southmark Corporation, et al., which was granted final court approval on June 29, 1990. See "The Moorman Settlement Agreement".

     The settlement agreement in the Moorman litigation required the creation of the National Realty, L.P. Oversight Committee to oversee the implementation of the settlement of the litigation. The settlement agreement set out certain targets for the market price of the units beginning May 9, 1991 and for each May 9 thereafter until May 9, 1995 and requires that we resign as general partner of National Realty, L.P. and as general partner of National Operating, L.P. (which holds record title to National Realty, L.P.'s properties and other assets) if any two consecutive targets were not met or if the fifth target was not met. The target prices for May 9, 1991 and May 9, 1992 were not met, and on July 7, 1992, we notified the National Realty, L.P. Oversight Committee that the second anniversary target price had not been met. Pursuant to the terms of the settlement agreement, we are required to resign as general partner of both National Realty, L.P. and National Operating, L.P., effective as of the date a successor general partner is duly elected and admitted to the partnerships in accordance with terms of the partnership agreements. The settlement agreement provides for severe restrictions on our authority as general partner of National Realty, L.P. for the period beginning on the date our required resignation was triggered (July 7, 1992) until the date of election and admission of a successor general partner. The election of a successor general partner will terminate the settlement agreement. See "The Moorman Settlement Agreement".

TAX CONSEQUENCES

     Andrews & Kurth L.L.P. will deliver an opinion of counsel to the effect that our withdrawal from National Realty, L.P. and the election of NRLP Management Corp. as successor general partner will not result in (i) the loss of limited liability of any unitholder under the partnership agreement of National Realty, L.P. or (ii) the loss of limited liability of National Realty, L.P. as the sole limited partner of National Operating, L.P. or (iii) the treatment of National Realty, L.P. as an association taxable as a corporation for federal income tax purposes.

                                  INTRODUCTION

     This Proxy Statement is being furnished to the unitholders of National Realty, L.P. (the "Partnership") in connection with the solicitation of proxies by SAMLP for the Partnership's special meeting to be held at 1:00 p.m., Dallas time, on December 18, 1998 at 10670 North Central Expressway, Suite 600, Dallas, Texas 75231, and any adjournment or adjournments thereof. The first purpose of the special meeting is to consider and vote upon a proposal to elect NRLP Management Corp. as the successor general partner of the Partnership ("Proposal I"). The second purpose of the special meeting is to consider and vote upon a proposal to amend the First Amended and Restated Agreement of Limited Partnership of the Partnership (the "Partnership Agreement") ("Proposal II"). The third purpose of the special meeting is to consider and vote upon a proposal to amend the Second Restated and Amended Agreement of Limited Partnership of National Operating, L.P. (the "Operating Partnership Agreement") ("Proposal III"). The fourth purpose of the special meeting is to vote on any other matter that is properly presented for action at the special meeting. SAMLP does not propose to present any other matters and is not aware of any matters that any person or entity proposes to present for action at the special meeting.

     SAMLP BELIEVES THAT THE PROPOSALS ARE IN THE BEST INTERESTS OF THE PARTNERSHIP AND ITS UNITHOLDERS AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF EACH OF THE PROPOSALS.

     NEITHER THE NATIONAL REALTY, L.P. OVERSIGHT COMMITTEE NOR NRLP MANAGEMENT
CORP.:

     (1) MAKES ANY REPRESENTATION REGARDING THE INFORMATION SET FORTH IN THIS PROXY STATEMENT;

     (2) PARTICIPATED IN THE PREPARATION OF THIS PROXY STATEMENT, OTHER THAN SUPPLYING INFORMATION TO SAMLP, IN WRITING, SPECIFICALLY FOR USE IN THIS PROXY STATEMENT; OR

     (3) ASSUME ANY LEGAL RESPONSIBILITY FOR THE INFORMATION CONTAINED IN THIS PROXY STATEMENT.

     The principal offices of the Partnership are located at 10670 North Central Expressway, Suite 300, Dallas, Texas 75231, telephone (214) 692-4700.

                              THE SPECIAL MEETING

UNITHOLDERS; ENTITLEMENT TO VOTE

     Only unitholders of record at the close of business on November 27, 1998 (the "Record Date") are entitled to notice of and to vote at the special meeting and at any adjournment or adjournments thereof. SAMLP has fixed the Record Date as permitted by the Partnership Agreement and the applicable provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations promulgated thereunder. At the close of business on the Record Date there were 6,321,622 total issued and outstanding units held by 5,243 unitholders of record; 61.6% of such units were held by affiliates of SAMLP. Each unitholder is entitled to one vote for each unit held on the Record Date.

VOTING OF PROXIES

     When a proxy card is returned, properly signed and dated, the units represented thereby will be voted in accordance with the instructions noted thereon. If a unitholder does not attend the special meeting and does not return the signed proxy card, such units will not be voted. Unitholders are urged to mark the boxes on the proxy card to indicate how the units represented by the proxy card are to be voted. If a unitholder returns a signed proxy card but does not indicate how the units represented by the proxy card are to be voted, such units will be voted "FOR" the election of NRLP Management Corp. as successor general partner of the Partnership, "FOR" the approval of the amendment to the Partnership Agreement and "FOR" the approval of the amendment to the Operating Partnership Agreement. The proxy card also confers discretionary authority on the individuals appointed by SAMLP and named on the proxy card to vote the units represented thereby on any other matter that is properly presented for action at the special meeting. As of the date of this Proxy Statement, SAMLP does not propose to present any other matter and is not aware of any matter that any person or entity proposes to present for action at the special meeting.

REVOCATION OF PROXIES

     Any unitholder who executes and delivers the enclosed proxy card may revoke the authority granted thereunder at any time prior to its use by giving written notice of such revocation to American Stock Transfer and Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005, or by executing and delivering a proxy bearing a later date. A unitholder may also revoke a proxy by attending and voting at the special meeting. The mere presence at the special meeting of the person who has given a proxy will not revoke such proxy. Brokers who hold units as nominees will not have discretionary authorization to vote such units on any of the matters to be voted on at the special meeting in the absence of instructions from the beneficial owners.

SOLICITATION OF PROXIES

     This Proxy Statement is furnished to unitholders on behalf of SAMLP to solicit proxies to vote units for the approval of each of the three proposals. The cost of soliciting proxies will be borne by the Partnership. SAMLP and persons affiliated with SAMLP may, without additional compensation, solicit proxies by mail, in person or by telecommunication. The Partnership has retained Shareholder Communications Corporation ("SCC") to assist in the solicitation of proxies. An agreement with SCC provides that it will distribute materials relating to the solicitation of proxies, contact limited partners to confirm receipt of materials and answer questions relating thereto. SCC will be paid a base fee of $2,000 plus out-of-pocket expenses and will be indemnified against certain liability incurred as a result of the provision of such services.

QUORUM

     In accordance with the Partnership Agreement, the presence, either in person or by properly executed proxies, of unitholders who hold more than 50% of the total issued and outstanding units as of the Record Date is necessary to constitute a quorum at the special meeting. Affiliates of SAMLP hold 61.6% of all issued and outstanding units. Accordingly, the quorum requirements will be satisfied with the presence, either in person or by properly executed proxies, of such affiliates of SAMLP.

VOTE REQUIRED

     Unitholders are entitled to one vote at the special meeting for each unit held of record by them on the Record Date. Pursuant to the Partnership Agreement, each proposal requires approval by the holders of a majority of the total issued and outstanding units. As of the Record Date, affiliates of SAMLP beneficially owned an aggregate of 3,895,244 units, or approximately 61.6% of the total issued and outstanding units. In the absence of the Settlement Agreement and Cash Distribution Agreement, the affiliates of SAMLP would be able to vote all of their 61.6% of the total outstanding units in favor of Proposal I, and NRLP Management Corp. would be elected as successor general partner. However, with respect to the election of a successor general partner (Proposal
I), the Settlement Agreement and the Cash Distribution Agreement contain a provision requiring the units held by SAMLP's affiliates to be voted pro rata (without regard to abstentions) to the votes cast by the limited partners who are not affiliates of SAMLP. Brokers' non-votes (i.e., non-votes required to be cast by brokers where the beneficial owner has not instructed the broker on how to vote) will not be counted for voting purposes. The effect of the pro rata voting provisions and treatment of abstentions and broker non-votes is to give control of the election of the successor general partner to the limited partners who are not affiliates of SAMLP, who choose to vote. At a minimum, a majority of the limited partners who are not affiliates of SAMLP, who vote, must vote in favor of the successor general partner for the successor general partner to win the election. If only a small number of limited partners who are not affiliates of SAMLP vote in the election, the effect of the pro rata voting rules will be to require a very high percentage of non-affiliates who vote, to vote in favor of Proposal I in order for Proposal I to be approved. The pro rata voting requirements set forth in the Cash Distribution Agreement and the Moorman Settlement Agreement do not require pro rata voting by SAMLP's affiliates with respect to the amendments to the Partnership Agreement and the Operating Partnership Agreement (Proposals II and III).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     For purposes of this Proxy Statement a "beneficial owner" means any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

          (i) Voting power which includes the power to vote, or to direct the voting of, units; and/or

          (ii) Investment power which includes the power to dispose, or to direct the disposition, of units.

     Security Ownership of Certain Beneficial Owners. The following table sets forth the ownership of units, both beneficially and of record, for the persons known by SAMLP to be beneficial owners of more than 5% of the units, as of the close of business on November 6, 1998.

                      NAME AND ADDRESS                        AMOUNT AND NATURE OF     PERCENT
                    OF BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP   OF CLASS(1)
                    -------------------                       --------------------   -----------
American Realty Trust, Inc.(2)..............................       3,448,469            54.5%
10670 N. Central Expressway
Suite 300
Dallas, Texas 75231
Basic Capital Management, Inc.(3)...........................         446,775             7.1%
10670 N. Central Expressway
Suite 300
Dallas, Texas 75231

---------------

(1) Percentage is based upon 6,321,622 total issued and outstanding units as of November 6, 1998.

(2) Includes 3,349,535 units owned by ART Holdings, Inc. ("AHI"), which is a wholly-owned subsidiary of American Realty Trust, Inc. ("ART") and 98,934 units owned by ART.

(3) Includes 290,275 units owned by BCM Holdings, Inc. ("BHI") and 156,500 units owned by Basic Capital Management, Inc. ("BCM").

     Security Ownership of Current Management. The following table sets forth the ownership of units, both beneficially and of record, both individually and in the aggregate, by SAMLP, the general partners of SAMLP, and the executive officers and director of Syntek Asset Management, Inc. ("SAMI") (the managing general partner of SAMLP), as of the close of business on November 6, 1998.

                                                              AMOUNT AND NATURE OF     PERCENT
NAME OF BENEFICIAL OWNER                                      BENEFICIAL OWNERSHIP   OF CLASS(1)
------------------------                                      --------------------   -----------
SAMLP, the general partners of SAMLP and the executive
  officers and director of SAMI as a group (5
  individuals)..............................................       3,895,244(2)         61.6%

---------------

(1) Percentages are based upon 6,321,622 total issued and outstanding units as of November 6, 1998.

(2) Includes 3,349,535 units owned by AHI; 98,934 units owned by ART; 290,275 units owned by BHI; and 156,500 units owned by BCM, of which the general partners of SAMLP and executive officers of SAMI, ART and BHI may be deemed to be the beneficial owners by virtue of their positions as general partners of SAMLP and executive officers of SAMI, AHI, ART and BHI. SAMLP's general partners and the executive officers of SAMI, AHI, ART and BHI disclaim beneficial ownership of such units.

INSPECTOR OF ELECTIONS

     American Stock Transfer and Trust Company will act as the independent trust company appointed by the Partnership to count and tabulate the votes of the limited partners.

                    THE AGREEMENT FOR CASH DISTRIBUTION AND
                     ELECTION OF SUCCESSOR GENERAL PARTNER

     On July 15, 1998, SAMLP, ART, the Partnership and the National Realty, L.P. Oversight Committee (the "Oversight Committee") executed the Agreement for Cash Distribution and Election of Successor General, which provides for, among other things, (i) the distribution of $11.4 million in cash to the members of the class of plaintiffs in the Moorman litigation (the "Class Members"), (ii) the nomination of an affiliate of SAMLP, as successor general partner of the Partnership and (iii) the resolution of all related matters under the settlement agreement dated as of May 9, 1990, between a class of plaintiffs including Joseph P. Moorman and others, and a group of defendants including the Partnership, SAMLP, Robert A. McNeil, Gene E. Phillips, William S. Friedman and Shearson Lehman Hutton, Inc., successor-in-interest to defendant E.F. Hutton & Company, Inc., relating to the action entitled Moorman, et al. v. Southmark Corporation, et al. the ("Moorman Settlement Agreement").

COURT APPROVAL

     In July 1998, the Oversight Committee and SAMLP moved the court for preliminary approval of the Cash Distribution Agreement. The court granted tentative approval on August 4, 1998. On September 1, 1998, the court approved the form of notice to be distributed to the Class Members. On September 9, 1998, the notice was mailed to the Class Members. Upon receipt of comments and objections from the Class Members and submission to the court of such comments and objections, the court held a final hearing on October 16, 1998. On October 23, 1998, the court granted final approval by issuing a court order approving the terms and conditions set forth in the Cash Distribution Agreement. On November 12, 1998, the Partnership deposited $11.4 million into an escrow account with the Clerk of the San Mateo County Superior Court pursuant to a court order dated November 10, 1998.

WITHDRAWAL OF SAMLP

     Under the Partnership Agreement, withdrawal of the general partner is permitted subject to 180 days' notice and receipt of an opinion of counsel that the general partner's withdrawal from the Partnership will not result in (i) the loss of limited liability of any unitholder, (ii) the loss of limited liability of the Partnership as the sole limited partner of the Operating Partnership ("Operating Partnership") or (iii) the treatment of the Partnership as an association taxable as a corporation for federal income tax purposes. The proposed Amendment to the Partnership Agreement, if approved, will permit SAMLP to withdraw as general partner of the Partnership effective as of the date NRLP Management Corp. is duly elected as successor general partner, without regard to the current 180 day notice period and will comply with the terms of the Cash Distribution Agreement. See "Proposal II: Proposed Amendment to the Partnership Agreement". The receipt of a favorable opinion of counsel is nonetheless required regarding the limited liability of unitholders and the Partnership's status as a partnership for federal income tax purposes, and such opinion will be obtained from Andrews & Kurth L.L.P.

RESOLUTION OF NET EXIT FEE OWED TO SAMLP

     Under the current Partnership Agreement, the withdrawal of the general partner requires the Partnership to acquire the general partner's redeemable general partner interest at its then fair value and to pay certain fees and other compensation. Under the Moorman Settlement Agreement, the purchase price for SAMLP's redeemable general partner interest would be calculated, as of the time it withdraws as general partner, under the Partnership's governing documents and as modified by the Moorman Settlement Agreement. SAMLP has calculated the fair value of the redeemable general partner interest in the Partnership and such fees and other compensation at December 31, 1997 to be $49.6 million, and believes that there has been no material change in such value since such date. The Partnership would be entitled to offset any such payment against the then outstanding principal balance of the note receivable ($4.2 million at September 30, 1998) plus all accrued but unpaid interest ($8.1 million at September 30, 1998) on the note receivable from SAMLP for its capital contribution to the Partnership. The Oversight Committee previously has informed the Partnership that it calculated the amount of such redeemable general partner interest, fees and other compensation, without giving effect to the note receivable and unpaid interest offset described above, to be substantially less than the amount calculated by the SAMLP. Pursuant to the terms of the Cash Distribution Agreement, SAMLP has agreed to assign all of its rights as general partner to NRLP Management Corp., including the right to receive the payment of the redeemable general partner interest in consideration for the assumption by NRLP Management Corp. of the note due from SAMLP to the Partnership.

     The Cash Distribution Agreement requires that the partnership agreements of both National Realty, L.P. and National Operating, L.P. be amended to (i) prohibit any payment by the respective partnership to a general partner for the repurchase of its general partner interest upon the voluntary resignation or removal of such general partner and (ii) limit the fees which may be paid to any parties who serve as general partner if prior general partners have already received such fees. The terms of the respective partnership agreements permit amendments without any consent or approval on the part of the limited partners if such amendments add to the obligations of the general partner or surrender any right or power granted to the general partner. Accordingly, if NRLP Management Corp. is elected as the successor general partner of the Partnership, immediately prior to withdrawing as general partner, SAMLP will effect an amendment to the partnership agreement of National Realty, L.P. and an amendment to the partnership agreement of National Operating, L.P., in each case to satisfy the requirements of the Cash Distribution Agreement.

TERMS OF SAMLP'S ASSIGNMENT OF THE GENERAL PARTNERSHIP INTEREST TO NRLP MANAGEMENT CORP.

     If Proposal I is approved in accordance with the terms and conditions of this Proxy Statement, SAMLP shall assign to NRLP Management Corp. and NRLP Management Corp. shall assume all of SAMLP's rights under the Partnership Agreement and the Operating Partnership Agreement. As consideration for such general partner interests, NRLP Management Corp. shall assume all of SAMLP's obligations under the promissory note given to the Partnership by SAMLP as partial consideration for SAMLP's general partnership interest in the Partnership. As of September 30, 1998, the note had a principal balance of approximately $4.2 million plus accrued interest of approximately $8.1 million. Additionally, NRLP Management Corp. will assume a note payable to the Partnership from SAMLP for the total amount of cash distributed by the Partnership under the Cash Distribution Agreement. Such note will have a term of ten years, bear interest at LIBOR plus 2% and be guaranteed by ART. The actual amount of the note will be determined as of the election of the successor general partner. We estimate that the note will have a principal balance of approximately $12.2 million.

INDEMNIFICATION AND RELEASES

     In accordance with the Cash Distribution Agreement, the Partnership shall enter into separate, but identical, indemnification agreements with each member of the Oversight Committee. Such indemnification agreements shall indemnify the members of the Oversight Committee, their agents and attorneys (each, an "Indemnified Person") and shall contain the following indemnification provisions:

     As of the Effective Date, the Partnership shall indemnify and hold harmless the Member, the Member's heirs and assigns, and the Members' attorneys and agents (collectively, the "Indemnitees"), from and against any and all loss, liability, claim, damage, demand or expense whatsoever, as incurred, which results from, arises out of, or relates (no matter how slightly) in any way to the [Oversight] Committee's activities, or the Member's service as a[n Oversight] Committee member, including, but not limited to, claims based on the Indemnitees' actions, omissions, or conduct (whether negligent (gross or otherwise and whether active or passive), intentional or otherwise), whether arising before or after the Effective Date. The Member's attorneys and agents include, but are not limited to, [McDonough, Holland & Allen, a Professional Corporation, Ken Mason, Kirk & Company and Fotenos & Suttle, P.C.]. This provision is intended to provide the broadest indemnity possible under any applicable law, including under Section 17-108 of the Delaware Revised Uniform Limited Partnership Act ("DRULPA"), or any successor act extending to any and all acts for which such indemnity is not prohibited by applicable law.

Such indemnification agreement shall provide for the fullest indemnity possible and the advancement of expenses.

     In accordance with the Cash Distribution Agreement, pursuant to separate but identical releases, each of the Partnership, SAMLP, SAMI, ART, BCM, BCM Holdings, Inc., ART Holdings, Inc., Gene E. Phillips, William S. Friedman and any other person or person listed or required to be listed on the Schedule 13D filings made by ART related to ownership in the Partnership, will release the members of the Oversight Committee from any claims known or unknown, effective as of the date of the termination of the Moorman Settlement Agreement. Additionally, the court, in its final approval order of the Cash Distribution Agreement entered orders to the following effect:

          (i) [T]hat the [Oversight] Committee and each of its members, jointly and severally, be, and they are hereby, released, discharged and immunized, effective upon the date of termination of the [p]lan in accordance with the terms and provisions of Section 7.1(iii) of the [Moorman] Settlement Agreement and Section 11(a) of the Cash Distribution Agreement from any and all claims which might be asserted against them or any of them by the Class Members for any and all acts or conduct undertaken by the [Oversight] Committee and/or its members within the course and scope of their duties as such.

          (ii) [T]hat [SAMLP] and [the Partnership], and each of them, and [SAMLP]'s partners and affiliates, jointly and severally, be, and they are hereby, released, discharged and immunized, effective upon the date of termination of the [p]lan in accordance with the terms and provisions of
     Section 7.1(iii) of the [Moorman] Settlement Agreement and Section 11(a) of the Cash Distribution Agreement, from any and all claims which might be asserted against them or any of them by the Class Members for any and all acts or conduct undertaken by them or any of them within the course and scope of [SAMLP]'s or [the Partnership]'s duties under the [Moorman] Settlement Agreement.

DISAPPROVAL OF PROPOSAL I

     If Proposal I is not approved by the holders of a majority of the total issued and outstanding units, the Cash Distribution Agreement provides that SAMLP will be required to nominate a non-affiliate to be the candidate as successor general partner and submit such candidate to a vote of the unitholders by filing another proxy statement or consent solicitation under the provisions of Section 14 of the Exchange Act. In such event, SAMLP will remain the general partner of the Partnership and the Operating Partnership until such non-affiliate candidate is duly elected. Pursuant to the Cash Distribution Agreement, SAMLP and its affiliates will be required to vote all of their units in favor of the election of such non-affiliate.

APPROVAL OF PROPOSALS II AND III

     The affiliates of SAMLP, which will vote for Proposal II and Proposal III, own approximately 61.6% of the total issued and outstanding units. Therefore both such proposals will obtain the required approval.

                 PROPOSAL I: ELECTION OF NRLP MANAGEMENT CORP.
                          AS SUCCESSOR GENERAL PARTNER

GENERAL

     Pursuant to the terms and conditions set forth in the Cash Distribution Agreement, SAMLP hereby nominates NRLP Management Corp. as the successor general partner of the Partnership. SAMLP notified the Oversight Committee that NRLP Management Corp. is an affiliate of SAMLP. NRLP Management Corp. is a wholly-owned subsidiary of ART, which owned approximately 54.5% of the total issued and outstanding units as of November 6, 1998.

     The Cash Distribution Agreement provides that unitholders shall consider and vote upon this proposal to elect NRLP Management Corp. as the successor general partner and that, upon the election of NRLP Management Corp. as the successor general partner, SAMLP will withdraw as general partner of the Partnership immediately.

NRLP MANAGEMENT CORP.

     NRLP Management Corp. is a Nevada corporation formed on January 8, 1998, for the sole purpose of serving as successor general partner of the Partnership and the Operating Partnership. NRLP Management Corp. maintains its principal office at 10670 North Central Expressway, Suite 600, Dallas, Texas 75231. The sole shareholder of NRLP Management Corp. is ART.

     NRLP Management Corp. currently has three directors. Pursuant to the Bylaws of NRLP Management Corp., the number of directors shall never be less than one or more than five. The directors of NRLP Management Corp. in the future will be elected by the shareholders of NRLP Management Corp. at the annual meeting of the shareholders. Each director of NRLP Management Corp. named below will serve until the 1999 annual meeting of the shareholders of NRLP Management Corp. and until his respective successor shall have been elected or appointed.

     The principal occupations and relevant affiliations of the directors and executive officers of NRLP Management Corp., during the past five years or more, are as follows:

RANDALL M. PAULSON: Age 52, Director and President (since January 1998).

     President and Director (August 1995 to November 1998) and Executive Vice President (January 1995 to August 1995) of SAMI; President (since August 1995 and Executive Vice President (January 1995 to August 1995) of Continental Mortgage and Equity Trust ("CMET"), Income Opportunity Realty Investors, Inc. ("IORI") and Transcontinental Realty Investors, Inc. ("TCI") and (October 1994 to August 1995) of BCM; Executive Vice President (since January 1995) of ART; Vice President (1993 to 1994) of GSSW, LP, a joint venture of Great Southern Life and Southwestern Life; Vice President (1990 to 1993) of Property Company of America Realty, Inc.; and President (1990) of Paulson Realty Group.

COLLENE CURRIE: Age 50, Director (since April 1998).

     Vice President and Senior Relationship Manager (since February 1996) of NationsBank Private Client Group of Dallas; Director of Marketing and Communications (October 1993 to January 1996) of the Dallas Opera; and Business Transformation Consultant (August 1998 to October 1993) of IBM.

RANDALL K. GONZALEZ: Age 36, Director (since April 1998).

     Chief Executive Officer and President (since October 1989) of TMC Realty Advisors, Inc. (retail and multi-family development, investment and property management services); shopping center developer (1987 to October 1989) with Dunning Development Co.; real estate broker (1983 to 1987) with Hammond-Williams (oil and gas, real estate and restaurant investment and management); Director (1989 to 1993) of IORI and TCI; Trustee (1989 to 1993) of CMET; and Director (since 1991) of AGE Refinery, Inc.

BRUCE A. ENDENDYK: Age 50, Executive Vice President (since January 1998).

     Executive Vice President (since January 1995) of SAMI; Executive Vice President (since January 1995) of Carmel Realty, Inc. ("Carmel Realty"); Executive Vice President (since January 1995) of BCM, ART, CMET, IORI and TCI; Management Consultant (November 1990 to December 1994); Executive Vice President (January 1989 to November 1990) of Southmark Corporation ("Southmark"); and President and Chief Executive Officer (March 1988 to January 1989) of Southmark Equities Corporation.

THOMAS A. HOLLAND: Age 56, Executive Vice President and Chief Financial Officer (since January 1998).

     Executive Vice President and Chief Financial Officer (since August 1995) and Senior Vice President and Chief Accounting Officer (July 1990 to August
1995) of SAMI; Executive Vice President and Chief Financial Officer (since August 1995), Secretary (since February 1997) and Senior Vice President (July 1990 to August 1995) of CMET, IORI and TCI; Executive Vice President and Chief Financial Officer (since August 1995) and Senior Vice President and Chief Accounting Officer (July 1990 to August 1995) of BCM and ART; and Senior Vice President and Chief Accounting Officer (July 1990 to February 1994) of National Income Realty Trust ("NIRT") and Vinland Property Trust ("VPT").

KARL L. BLAHA: Age 51, Executive Vice President -- Commercial Asset Management (since January 1998).

     Executive Vice President and Director of Commercial Management (April 1992 to August 1995) of BCM, CMET, IORI, TCI and SAMI; President (since October 1993) and Executive Vice President and Director of Commercial Management (April 1992 to October 1993) of ART; Executive Vice President (since October 1992 of Carmel Realty); Director (since November 1998) of SAMI; Executive Vice President and Director of Commercial Management (April 1992 to February 1994) of NIRT and VPT; Partner -- Director of National Real Estate Operations of First Winthrop Corporation (August 1988 to March 1992); and Corporate Vice President of Southmark (April 1984 to August 1988).

STEVEN K. JOHNSON: Age 41, Executive Vice President -- Residential Asset Management (since August 1998).

     Executive Vice President -- Residential Asset Management (since August
1998) and Vice President (August 1990 to August 1991) of BCM, SAMI, ART, CMET, IORI and TCI; Chief Operating Officer (January 1993 to August 1998) of Garden Capital, Inc.; Executive Vice President (December 1994 to August 1998) of Garden Capital Management, Inc.; Vice President (August 1991 to January 1993) of SHL Properties Realty Advisors, Inc. and SHL Acquisition Corporation II and III; and Vice President (August 1990 to August 1991) of NIRT and VPT.

     The Board of Directors has held one meeting since the formation of NRLP Management Corp., and all directors attended that meeting. All directors are paid an annual retainer of $5,000. There are no committees of the Board of NRLP Management Corp. However, the Board intends to establish an audit committee upon the election of NRLP Management Corp. as the successor general partner.

     If elected as successor general partner of the Partnership, NRLP Management Corp. shall be responsible for management and operations of the Partnership including, but not limited to all decisions with respect to the acquisition, disposition, improvement, financing or refinancing of Partnership property. The election of NRLP Management Corp. is not expected to result in any significant changes in the operation or management of the Partnership.

VOTE REQUIRED FOR APPROVAL

     The election of NRLP Management Corp. as successor general partner of the Partnership requires a majority vote of the holders of the total issued and outstanding units. As required by the Cash Distribution Agreement and Settlement Agreement, SAMLP and its affiliates will vote their units pro rata (without regard to abstentions) in accordance with the votes cast by the unitholders who are not affiliates of SAMLP.

     SAMLP BELIEVES THAT PROPOSAL I IS IN THE BEST INTERESTS OF THE PARTNERSHIP AND ITS UNITHOLDERS AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF PROPOSAL I.

          PROPOSAL II: PROPOSED AMENDMENT TO THE PARTNERSHIP AGREEMENT

     SAMLP submits to the unitholders for their consideration and approval the proposed amendment to the Partnership Agreement to facilitate the withdrawal of SAMLP as the general partner of the Partnership. The following summary is qualified in its entirety by reference to the full text of the proposed Second Amendment to the First Amended and Restated Agreement of Limited Partnership of the Partnership, which is attached as Exhibit A to this Proxy Statement, as well as to the text of the Partnership Agreement, as currently in effect.

     The proposed amendment to the Partnership Agreement revises Paragraph
17.2.2 to facilitate (i) the withdrawal of SAMLP as the general partner of the Partnership and (ii) the election and admission of NRLP Management Corp. as the successor general partner of the Partnership. Paragraph 17.2.2 of the Partnership Agreement currently provides that SAMLP must give 180 days' prior written notice before withdrawing as general partner. The proposed amendment, however, provides that SAMLP would be permitted to withdraw immediately upon the election and admission to the Partnership of the successor general partner, without compliance with the notice provisions of the current Paragraph 17.2.2.

     Pursuant to the Partnership Agreement, approval of Proposal II, the proposed amendment to the Partnership Agreement requires the affirmative vote of the holders of a majority of the total issued and outstanding units. SAMLP and its affiliates intend to vote for Proposal II.

     SAMLP BELIEVES THAT PROPOSAL II IS IN THE BEST INTERESTS OF THE PARTNERSHIP AND ITS UNITHOLDERS AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF PROPOSAL II.

                      PROPOSAL III: PROPOSED AMENDMENT TO
                      THE OPERATING PARTNERSHIP AGREEMENT

     SAMLP submits to the unitholders for their consideration and approval the proposed amendment to the Operating Partnership Agreement to facilitate the withdrawal of SAMLP as the general partner of the Operating Partnership. The following summary is qualified in its entirety by reference to the full text of the proposed First Amendment to the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, which is attached as Exhibit B to this Proxy Statement, as well as to the text of the Operating Partnership Agreement, as currently in effect.

     The proposed amendment to the Operating Partnership Agreement revises Paragraph 17.2.2 to facilitate the withdrawal of SAMLP as the general partner of the Operating Partnership and the election and admission of NRLP Management Corp. as the successor general partner of the Operating Partnership. Paragraph
17.2.2 of the Operating Partnership Agreement currently provides that SAMLP must give 180 days' prior written notice before withdrawing as general partner of the Operating Partnership. The proposed amendment, however, provides that SAMLP would be permitted to withdraw immediately upon the election and admission to the Operating Partnership of the successor general partner, without compliance with the notice provisions of the current Paragraph 17.2.2.

     Paragraph 16.2.9 of the Partnership Agreement requires the affirmative vote of the holders of a majority of the total issued and outstanding units to approve any amendment or action relating to the Operating Partnership which, if such amendment or action were proposed for the Partnership, would require approval of such unitholders. Pursuant to the Section 16.2.1 of the Operating Partnership Agreement, approval of the proposed amendment requires the affirmative vote of the holders of a majority of the limited partners of the Operating Partnership. Because the Partnership is the sole limited partner of the Operating Partnership, approval by the holders of a majority of the total issued and outstanding units will satisfy the requirements of both the Partnership Agreement and the Operating Partnership Agreement for the approval of Proposal III. SAMLP and its affiliates intended to vote for Proposal III.

     SAMLP BELIEVES THAT PROPOSAL III IS IN THE BEST INTERESTS OF THE PARTNERSHIP AND ITS UNITHOLDERS AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF PROPOSAL III.

                        THE MOORMAN SETTLEMENT AGREEMENT

     The Partnership is a party to the Moorman Settlement Agreement, dated as of May 9, 1990, between a class of plaintiffs including Joseph B. Moorman and others, and a group of defendants including the Partnership, SAMLP, Robert A. McNeil, Messrs. Phillips and Friedman, and Shearson Lehman Hutton, Inc. (successor-in-interest to defendant E. F. Hutton & Company Inc.), relating to the action entitled Moorman, et al. v. Southmark Corporation, et al. This action was filed on September 2, 1987, in the Superior Court of the State of California, County of San Mateo. The Class Members are those persons, who, as of September 17, 1987 were limited partners of one or more of McNeil Real Estate Fund VI, Ltd., McNeil Real Estate Fund VII, Ltd. and McNeil Real Estate Fund VIII, Ltd. (each a California limited partnership that was merged into the Partnership by means of an exchange transaction), exclusive of (i) the defendants in the action and certain affiliates of such defendants and (ii) those persons who elected to be excluded from the plaintiff class.

     On May 9, 1990, the Partnership agreed to settle the Moorman litigation by entering into the Moorman Settlement Agreement. The plaintiffs' motion for class certification, which had been stayed pending settlement negotiations between the plaintiffs and all of the defendants except Southmark and its Affiliates, was granted, for purposes of settlement only, on May 16, 1990. On June 29, 1990, after a hearing as to its fairness, reasonableness and adequacy, the Moorman Settlement Agreement was granted final court approval.

     By agreeing to settle the Moorman litigation, the Partnership, SAMLP, and Messrs. Phillips and Friedman did not and do not admit any liability whatsoever.

     The terms of the Moorman Settlement Agreement are complex, and the following summary is qualified in its entirety by reference to the text thereof, which is included as Exhibit 5.1 to the Partnership's Report on Form 10-Q for the quarter ended March 31, 1990 as filed with the SEC. The Moorman Settlement Agreement consists of, among other things, the following: (1) the appointment and operation of the Oversight Committee to oversee the implementation of the Moorman Settlement Agreement, (2) the appointment and operation of an audit committee having a majority of members unaffiliated with Messrs. Phillips and Friedman or SAMLP, (3) the establishment of specified annually increasing targets described below for each May 9 beginning with May 9, 1991 and ending May 9, 1995 (each May 9, an "Anniversary Date"), relating to the market price of the units as decreased for certain distributions to unitholders, (4) an agreement by SAMLP not to seek reimbursement of greater than $500,000 per year for Messrs. Phillips' and Friedman's salaries for serving as general partners of SAMLP (Mr. Friedman resigned as general partner of SAMLP effective March 4, 1994), and a deferral of such payments until such time as a target may be met, and, upon SAMLP's resignation as general partner, a waiver of any compensation so deferred, (5) a deferral until such time as a target may be met of certain future annual general partner compensation payable, pursuant to the Partnership's governing documents, to SAMLP or its affiliates, and, upon SAMLP's resignation as general partner, a waiver of any compensation so deferred, (6) the required distribution to unitholders of all of the Partnership's operating cash flow in excess of certain renovation costs, unless the Oversight Committee approves alternative uses for such operating cash flow, (7) the issuance of warrants to purchase an aggregate of up to 2,019,579 units (the "Warrants") to class members of the Moorman litigation, (8) the contribution by certain co-defendants of cash and notes payable to the Partnership aggregating $5.5 million (including $2.5 million to be contributed by SAMLP and its general partners over a four-year period), (9) the amendment of the Partnership Agreement to reduce the vote required to remove the general partner from a two-thirds vote to a majority vote of the total issued and outstanding units,
(10) the Partnership's redemption of its unit purchase rights and an agreement not to adopt a similar rights plan without Oversight Committee approval and (11) the Partnership's payment of certain settlement costs, including plaintiffs' attorneys' fees in the amount of approximately $3.4 million.

     The Moorman Settlement Agreement will remain in effect until certain events have occurred, including the resignation of SAMLP as general partner of the Partnership and the election of a successor general partner. The Warrants were exercisable for five years from the date of issuance and expired on February 14, 1997. Prior to their expiration, a total of 1,631 Warrants were exercised for the purchase of 1,226 units.

     SAMLP, on behalf of itself and its general partners, has made the payments of $2.5 million (including accrued interest) to the Partnership, as required by the Moorman Settlement Agreement.

     The Moorman Settlement Agreement provides that, if targets are not met for any two successive years or if the fifth target is not met, SAMLP will be required to resign as general partner of the Partnership effective at the time a successor general partner is duly elected and admitted to the Partnership. Upon the later to occur of (i) the distribution of cash described in the Cash Distribution Agreement and (ii) the withdrawal of SAMLP as the general partner of the Partnership and the due election and taking office of a successor general partner, the Moorman Settlement Agreement will terminate.

     The targets for the first and second Anniversary Dates were not met. Because the targets were not met for two successive years, the Moorman Settlement Agreement requires that SAMLP resign as general partner of the Partnership, effective upon the election and qualification of its successor. On July 8, 1992, SAMLP notified the Oversight Committee of the failure to meet the target for two successive years. Withdrawal of SAMLP as general partner of the Partnership pursuant to the Moorman Settlement Agreement requires unitholders to elect a successor general partner by majority vote in accordance with the Partnership Agreement. Upon the withdrawal or removal of the general partner without the selection of a successor general partner, the Partnership would be dissolved.

     The Moorman Settlement Agreement also provides that between the date of the certification causing SAMLP's resignation as general partner of the Partnership (July 8, 1992) and the date a successor general partner takes office, the resigning general partner shall limit its activities, as general partner, to the conduct of the business of the Partnership in the ordinary course, shall not, without consent of the Oversight Committee, purchase or sell any real estate or other assets of the Partnership not in progress on said date, shall cooperate in the election of a successor general partner and shall cooperate with its successor to facilitate a change in the office of general partner of the Partnership. The resigning general partner will continue to receive fees, expenses and distributions, if any, while the solicitation is prepared.

     Under the current Partnership Agreement, the withdrawal of the general partner requires the Partnership to acquire the general partner's redeemable general partner interest at its then fair value and to pay certain fees and other compensation. Under the Moorman Settlement Agreement, the purchase price for SAMLP's redeemable general partner interest would be calculated, as of the time it withdraws as general partner, under the Partnership's governing documents. SAMI has calculated the fair value of the redeemable general partner interest in the Partnership and such fees and other compensation at December 31, 1997 to be approximately $49.6 million, and believes that there has been no material change in such value since such date. The Partnership would be entitled to offset against any such payment the then outstanding principal balance of the note receivable ($4.2 million at September 30, 1998) plus all accrued but unpaid interest ($8.1 million at September 30, 1998) on the note receivable from SAMLP for its capital contribution to the partnership. The waiver of this fee does not, however, waive any rights of a successor general partner to receive such fees in the future pursuant to the partnership agreement. The Oversight Committee previously has informed the Partnership that it calculated the amount of such redeemable general partner interest, fees and other compensation, without giving effect to the note receivable and unpaid interest offset described above, to be substantially less than the amount calculated by the SAMI. Pursuant to the terms of the Cash Distribution Agreement, SAMLP has agreed to assign all of its rights as general partner of the Partnership to NRLP Management Corp., including the right to receive all payments of fees under the Partnership Agreement, in consideration for the assumption by NRLP Management Corp. of the note receivable due from SAMLP. SAMLP has agreed to waive all of its rights to the payment of the redeemable general partner interest.

     Any dispute between the general partner of the Partnership and the Oversight Committee concerning the operation of the Moorman Settlement Agreement is to be resolved by the supervising judge appointed pursuant to the Moorman Settlement Agreement to supervise its implementation.

     In an effort to resolve the outstanding issues under the Moorman Settlement Agreement, in February 1996, the Oversight Committee and the Partnership entered into an Amended and Restated Implementation Agreement, which the supervising judge ultimately declined to approve because it did not provide benefits to the Class Members. See Appendix II, Section II.B. for additional discussion of the Amended and Restated Implementation Agreement. Thereafter, the parties entered into the Cash Distribution Agreement.

     The Cash Distribution Agreement was submitted to the supervising judge on July 23, 1998. On August 4, 1998, the supervising judge entered an order granting preliminary approval of the Cash Distribution Agreement and directed that a notice be prepared to be mailed to the Class Members describing the Cash Distribution Agreement. In addition, the supervising judge scheduled October 16, 1998 as the date for the final hearing on any objections to the Cash Distribution Agreement. The supervising judge entered an order granting final approval on October 23, 1998.

     The $11.4 million was deposited by the Partnership into an escrow account on November 12, 1998. The actual distribution of the cash to the Class Members will occur following the election and taking office of the successor general partner. If NRLP Management Corp. is elected, it is currently estimated that the actual distribution of cash will occur during the first quarter of 1999. If NRLP Management Corp. is not elected, the actual distribution of cash will occur immediately following the election and taking of office of the non-affiliate successor general partner. It is estimated that such payment would occur during the second quarter of 1999. The distribution of the cash shall be made to the Class Members pro rata based upon the number of units originally issued to each Class Member upon the formation of the Partnership in 1987. The distribution of cash will be under the control of an independent settlement administrator.

     Upon final approval of the supervising judge, the proposal to elect the successor general partner will be submitted to the unitholders of the Partnership for a vote. All units of the Partnership owned by SAMLP or its affiliates (approximately 61.6% of the outstanding units of the Partnership as of November 6, 1998) will be voted pro rata with the votes of the other limited partners.

     Upon approval by the unitholders of the Partnership, SAMLP shall withdraw as general partner and NRLP Management Corp. shall take office. If the required approvals are obtained, it is anticipated that NRLP Management Corp. will take office during December of 1998. Upon the election and taking office of NRLP Management Corp. and the distribution of the cash to the Class Members, the Moorman Settlement Agreement and the Oversight Committee shall be terminated.

     Under the Cash Distribution Agreement, SAMLP has agreed to waive its rights under the Moorman Settlement Agreement to receive any payment from the Partnership of an exit fee which would otherwise be required to be paid by the Partnership pursuant to the Moorman Settlement Agreement. As of December 31, 1997, this fee was calculated by the managing general partner of SAMLP to be $49.6 million. The Oversight Committee has calculated the amount of the exit fee to be substantially less than the amount calculated by the managing general partner of SAMLP. In addition, pursuant to the Cash Distribution Agreement, the Partnership Agreement will be amended to provide that:

     (1) The successor general partner's interest in the partnerships may not be repurchased by either the Partnership or the Operating Partnership upon the "voluntary" resignation or removal of the successor general partner. The term "voluntary" includes:

          (a) The merger of the Partnership into another entity in which ART, or ART's affiliates, are the beneficial owners of more than 10% of such entity prior to such merger or 25% or more of the entity immediately after the merger; and

          (b) The vote of the limited partners to remove the successor general partner, if,

             (i) the general partner is an affiliate of SAMLP or ART; and

             (ii) SAMLP and ART control the vote on the removal of the general partner.

     (2) The successor general partner's interest in the partnerships may be repurchased by the applicable entity upon such general partner's involuntarily ceasing to be general partner (e.g., by court order, by removal by the limited partners other than as described in (1)(b) above, or by a merger that is not a "voluntary" merger).

     (3) If the successor general partner's interest is repurchased, the fair market value purchase price of such interest will be determined under Section
17.10 of the Partnership Agreement, which section is not being amended. The Partnership will be entitled to offset both the note to the Partnership from SAMLP for its capital contribution to the Partnership (principal and accrued interest assumed by the successor general partner) and the note to the Partnership from SAMLP for the repayment of the total amount of cash distributed by the Partnership under the Cash Distribution Agreement. Any remaining positive balance will be paid by the Partnership pursuant to an unsecured fully amortizing 36 month promissory note bearing interest at 10% per year. Any deficit will be required to be repaid by the successor general partner, or by ART pursuant to its guaranty.

     (4) A successor general partner that succeeds to the office of general partner after one or more prior general partners have had their interest(s) repurchased will be entitled to have its interest repurchased, but will also be required to set off any amounts paid to any prior general partners.

     (5) No general partner shall be entitled to receive a fee if a prior general partner already received such a fee or had its interest purchased based on the inclusion of such fee. In such case, the general partner shall only be entitled to fees based on the amount of increase over the amount of fees that were already paid to the prior general partner.

Conforming amendments to the Operating Partnership Agreement shall also be made.

     Under the Cash Distribution Agreement, NRLP Management Corp., as successor general partner, will assume all of the rights and liabilities of SAMLP, including (i) the right to receive the exit fee described above, (ii) liability for the note to the Partnership from SAMLP for its capital contribution to the Partnership and (iii) liability for a note due from SAMLP to the Partnership which note will require the repayment of the total amount of cash distributed by the Partnership under the Cash Distribution Agreement. The note related to repayment of the cash distributed pursuant to the Cash Distribution Agreement will require repayment over a ten-year period, bear interest equal to LIBOR plus 2% per annum and be guaranteed by ART.

                  COMPENSATION AND FEES TO THE GENERAL PARTNER

     If the unitholders approve each of the proposals, SAMLP will be replaced by NRLP Management Corp. as the general partner of the Partnership. NRLP Management Corp., as the successor general partner, shall be entitled to receive all forms of compensation currently allowed to be paid to the general partner under the Partnership Agreement except that no general partner, including NRLP Management Corp. will be entitled to a fee if a prior general partner received such fee or had its general partner interest repurchased based on the inclusion of such fee.

     SAMLP and certain affiliates of SAMLP currently perform a variety of services for the Partnership, and it is expected that NRLP Management Corp. and certain affiliates of NRLP Management Corp. will continue to perform such services. While it is not possible to forecast the level or nature of such services or the charges that may be payable therefor, the following discussion of certain past and present services and payments is provided.

GENERAL

     Mr. Phillips is a general partner of SAMLP. Mr. Phillips served as a director, Chairman of the Board and Chief Executive Officer of SAMI until May 15, 1996. Mr. Phillips and the executive officers of SAMI also serve as officers or directors of various other real estate entities. These entities may have the same objectives and may be engaged in activities similar to those of the Partnership.

PROPERTY MANAGEMENT FEES

     As compensation for providing property management services to the Partnership's properties, as provided in the Partnership Agreement, the general partner or an affiliate of the general partner is to receive a reasonable property management fee. Currently, Carmel Realty Services, Ltd. ("Carmel Ltd."), an affiliate of SAMLP, provides such property management services for a fee of 5% of the monthly gross rents collected on the properties under its management. Carmel, Ltd. subcontracts with other entities for the property-level management services to the Partnership at various rates. The general partner of Carmel, Ltd. is BCM, the corporate parent of SAMI. The limited partners of Carmel, Ltd. are (i) First Equity Properties, Inc. ("First Equity"), which is 50% owned by BCM, (ii) Mr. Phillips, and (iii) a trust for the benefit of the children of Mr. Phillips. Carmel, Ltd. subcontracts the property-level management and leasing of twelve of the Partnership's commercial properties to Carmel Realty, a company owned by First Equity. Carmel Realty is entitled to receive property and construction management fees and leasing commissions in accordance with the terms of its property-level management agreement with Carmel, Ltd.

LEASING COMMISSIONS

     As compensation for providing leasing and rent-up services for a Partnership property, as provided in the Partnership Agreement, the general partner or an affiliate of the general partner shall be paid a reasonable leasing commission.

REIMBURSEMENT OF ADMINISTRATIVE EXPENSES

     To the extent that officers or employees of the general partner or any of their affiliates participate in the operation or administration of the Partnership, the general partner and its affiliates are to be reimbursed under the Partnership Agreement for salaries, travel, rent, depreciation, utilities and general overhead items incurred and properly allocable to such services. BCM currently performs certain administrative and other functions, including accounting services, mortgage servicing and portfolio review and analysis for the Partnership on a cost reimbursement basis.

GENERAL PARTNER COMPENSATION

     As base compensation for providing administrative and management services under the Partnership Agreement, the general partner is entitled to receive from the Partnership, an annual partner management fee equal to 10% of distributions made in each calendar year of Cash from Operations (as defined in the Partnership Agreement) for the calendar year, payable within 90 days after the end of that calendar year. As additional incentive compensation, the general partner is entitled to receive in each calendar year an amount equal to 1% of the Average Unit Market Price (as defined in the Partnership Agreement) for that calendar year; provided that no incentive compensation is payable unless distributions of Cash from Operations exceed 6% of the Exchange Value (as defined in the Partnership Agreement) of the original assets. Pursuant to the Settlement Agreement, SAMLP has waived its base compensation during the pendency of the Moorman Settlement Agreement.

REAL ESTATE BROKERAGE COMMISSIONS

     The general partner or an affiliate of the general partner may, pursuant to the Partnership Agreement, charge a reasonable real estate commission, payable at the time the Partnership acquires title to, or beneficial ownership in, an acquired property. Upon the sale of any property by the Partnership, the general partner or an affiliate of the general partner may, pursuant to the Partnership Agreement, charge a reasonable real estate brokerage commission, payable at the time the Partnership transfers title to the property. In each case, such commissions are payable only if the general partner or such affiliate actually performed brokerage services.

INCENTIVE DISPOSITION FEE

     Under the Partnership Agreement, the general partner or an affiliate of the general partner is paid a fee equal to 10% of the amount, if any, by which the Gross Sales Price (as defined in the Partnership Agreement) of any property sold by the Partnership exceeds 110% of the Adjusted Cost (as defined in the Partnership Agreement) of such property.

ACQUISITION FEES

     As compensation under the Partnership Agreement for services rendered in structuring and negotiating the acquisition by the Partnership of any property, other than an Initial Property (as defined in the Partnership Agreement), the general partner or an affiliate of the general partner is paid a fee in an amount equal to 1% of the Original Cost (as defined in the Partnership Agreement) of such property.

FEES FOR ADDITIONAL SERVICES

     Under the Partnership Agreement, the general partner or an affiliate of the general partner may provide services other than those set out above for the Partnership in return for reasonable compensation.

SUMMARY OF FEES

     Total fees and cost reimbursements paid to SAMLP and its affiliates in each of 1997, 1996 and 1995 are as follows:

                                                              1997     1996     1995
                                                             ------   ------   ------
                                                                  (IN THOUSANDS)
Property and construction management fees*.................  $  826   $  744   $  700
Loan placement fees........................................     332       89      423
Real estate commissions....................................     414       --      576
Leasing commissions........................................      96       67       73
Reimbursement of administrative expenses...................   3,659    2,610    3,232
                                                             ------   ------   ------
                                                             $5,327   $3,510   $5,004
                                                             ======   ======   ======

---------------

* Net of property management fees paid to subcontractors, other than Carmel Realty.

EXECUTIVE COMPENSATION

     Neither the Partnership nor the Operating Partnership has any employees, payroll or benefit plans and neither pays any salary or other cash compensation directly to any person other than (i) certain fees paid to each member of the Oversight Committee and an analyst engaged by the Oversight Committee, (ii) $4,000 per year to each member of the Audit Committee of the Partnership and
(iii) the fee and expense reimbursements described above, paid in accordance with the Partnership Agreement to the general partner or its affiliates for services provided to the Partnership.

     SAMI has no employees, payroll or benefit plans and pays no compensation to its officers or directors.

     The Moorman Settlement Agreement provides that effective May 1, 1990, the Partnership's future reimbursement of any salaries which may be paid to Messrs. Phillips and Friedman shall be limited to an aggregate of $500,000 per year, for any such reimbursement of salaries to be deferred until such time as a target may be met and, if SAMLP resigns as general partner during the pendency of the Moorman Settlement Agreement, for the waiver of any reimbursement of salary so deferred. Accordingly, no reimbursement for the salaries of Messrs. Phillips and Friedman was charged to or paid by the Partnership in the period January 1, 1991 through December 31, 1997. Mr. Friedman resigned as a general partner of SAMLP on March 4, 1994.

     Mr. Phillips may indirectly benefit from other payments made by the Partnership to certain related parties.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CERTAIN BUSINESS RELATIONSHIPS

     The Partnership is the sole limited partner of the Operating Partnership and owns 99% of the beneficial interest in the Operating Partnership. SAMLP is the general partner of, and owner of 1% beneficial interest in, each of the Partnership and the Operating Partnership. Southmark Asset Management, Inc., a wholly-owned subsidiary of Southmark, was the managing general partner of SAMLP until January 17, 1989, when it transferred its 96% limited partnership interest to ART, a real estate investment company of which Messrs. Phillips and Friedman served as officers and directors until November 16, 1992 and December 31, 1992, respectively. As a result, Messrs. Phillips and Friedman became the sole general partners of SAMLP, and each owned 2% of the beneficial interest in SAMLP.

     On July 18, 1989, Messrs. Phillips and Friedman each assigned .05% of their general partner interest in SAMLP to SAMI, a company of which Mr. Phillips served as a director, Chairman of the Board and Chief Executive Officer until May 15, 1996, and of which BCM is the sole shareholder. On March 4, 1994, Mr. Friedman resigned as a general partner of SAMLP. As a result, Mr. Phillips and SAMI are the general partners of SAMLP, with 1.95% and .10%, respectively, of the beneficial interest in SAMLP. Mr. Friedman's 1.95% interest in SAMLP is now a limited partner interest. SAMI was appointed managing general partner of SAMLP on June 18, 1990. Bruce A. Endendyk, Executive Vice President of SAMI, was Executive Vice President from January 1989 to November 1990 of Southmark and President and Chief Executive Officer of Southmark Equities Corporation from March 1988 to January 1989. Thomas A. Holland, Executive Vice President and Chief Financial Officer of SAMI, was Vice President and Controller of Southmark from December 1986 to June 1990. Karl L. Blaha, Executive Vice President and Director of SAMI, was Corporate Vice President from August 1988 to March 1992 of Southmark and President of Southmark Commercial Management from March 1986 to August 1988.

     Since February 1, 1990, affiliates of the general partner have provided property management services to the Partnership. Currently, Carmel, Ltd. provides property management services for a fee of 5% of the monthly gross rents collected on the properties under its management. Carmel, Ltd. subcontracts with other entities for the property-level management services to the Partnership at various rates. The general partner of Carmel, Ltd. is BCM. The limited partners of Carmel, Ltd. are (i) First Equity, which is 50% owned by BCM, (ii) Mr. Phillips, and (iii) a trust for the benefit of Mr. Phillips' children. BCM is a company which is owned by a trust for the benefit of the children of Mr. Phillips. BCM performs certain administrative and other functions for the Partnership.

     Messrs. Paulson, Holland, Endendyk, Johnson and Blaha serve as executive officers of BCM. Mr. Phillips served as a director until December 1989 and Chief Executive Officer until September 1, 1992, of BCM. Messrs. Paulson, Holland, Endendyk, Johnson and Blaha serve as executive officers of CMET, IORI, TCI and ART. BCM serves as advisor to CMET, IORI, TCI and ART.

     Certain members of the Oversight Committee have provided professional services to the Partnership. Also, see Exhibit C attached to Appendix II, summarizing the disputes and settlement of claims between SAMLP and Invenex.

RELATED PARTY TRANSACTIONS

     The Partnership has engaged in business transactions with certain related parties and may continue to do so, subject to unanimous approval of the Oversight Committee during the term of the Moorman Settlement Agreement. The Partnership believes that all of the related party transactions were at least as advantageous to the Partnership as could have been obtained from unrelated third parties.

     The Partnership has paid and pays cost reimbursements, property management fees or other cash compensation to the general partner and its affiliates and other related parties. See "Compensation and Fees to the General Partner". BCM, an affiliate of the general partner, performs certain administrative functions of the Partnership on a cost reimbursement basis. The Fairness Committee has approved the formula for computing the Partnership's proportionate share of certain of BCM's reimbursable costs. Since February 1, 1990, affiliates of the general partner have provided property management services to the Partnership. Carmel, Ltd. subcontracts with other entities for the property-level management services to the Partnership. Carmel, Ltd. subcontracts the property-level management and leasing of twelve of the Partnership's commercial properties to Carmel Realty, which is a company owned by First Equity. Carmel Realty is entitled to receive property and construction management fees and leasing commissions in accordance with the terms of its property-level management agreement with Carmel, Ltd. Carmel, Ltd. and Carmel Realty also perform similar services for ART, CMET, IORI and TCI.

     The Partnership's Fairness Committee periodically reviewed certain transactions between the Partnership and its affiliates. The Fairness Committee approved the terms of the Partnership's contracts and terms for services and reimbursements with affiliates. Messrs. Schrag and Davis, the members of the Fairness Committee, resigned from the committee in February and August 1995, respectively.

     The Partnership's Oversight Committee must approve certain types of transactions between the Partnership and SAMLP or its affiliates pursuant to the Moorman Settlement Agreement.

INDEBTEDNESS OF MANAGEMENT

     In return for its 1% interest in the Partnership, the general partner was required to make aggregate capital contributions to the Partnership in an amount equal to 1.01% of the total initial capital contributions to the Partnership. SAMLP contributed $500,000 cash with the remaining portion evidenced by a promissory note in the principal amount of $4.2 million, bearing interest at the rate of 10% per annum compounded semi-annually and payable on the earlier of September 18, 2007, liquidation of the Partnership or a termination of SAMLP's interest in the Partnership. As of September 30, 1998, no payments had been received on such note. At September 30, 1998, accrued and unpaid interest on the note totaled $8.1 million. Upon approval of Proposal I, NRLP Management Corp. will assume all of SAMLP's obligations under such note.

                          INTERESTS OF CERTAIN PERSONS

     Since February 1, 1990, affiliates of the general partner have provided property management services to the Partnership. Currently, Carmel, Ltd. provides such property management services. Carmel, Ltd. subcontracts with other entities for the property-level management services to the Partnership. The general partner of Carmel, Ltd. is BCM. The limited partners of Carmel, Ltd. are
(i) First Equity, which is 50% owned by BCM, (ii) Mr. Phillips, and (iii) a trust for the benefit of the children of Mr. Phillips. Carmel, Ltd. subcontracts the property-level management and leasing of twelve of the Partnership's commercial properties to Carmel Realty, which is a company owned by First Equity. Carmel Realty is entitled to receive property and construction management fees and leasing commissions in accordance with the terms of its property-level management agreement with Carmel, Ltd.

     BCM performs administrative functions such as accounting services, mortgage servicing and portfolio review and analysis for the Partnership on a cost reimbursement basis. Affiliates of BCM also perform loan placement services, leasing services and real estate brokerage, and other services for the Partnership for fees and commissions.

                                   MANAGEMENT

MANAGEMENT AND OPERATION

     As a partnership, the Partnership has no officers or directors. The general partner of the Partnership is SAMLP, whose general partners are Mr. Phillips and SAMI. SAMI serves as managing general partner. Mr. Phillips is associated with a number of entities which have business objectives that are similar in certain respects to those of the Partnership. See "Certain Business Relationships and Related Transactions". SAMI, as the managing general partner of SAMLP, manages the day-to-day affairs of the Partnership which include all decisions with respect to the acquisition, disposition, improvement, financing or refinancing of the Properties, subject to the limitations of the Moorman Settlement Agreement. In addition, SAMI's corporate parent, BCM performs certain administrative functions and other services for the Partnership for cost reimbursements and fees. The individual general partner of SAMLP and the executive officers and sole director of SAMI are listed below, together with their ages, terms of service, their principal occupations, business experience and directorships with other companies during the last five years or more.

GENE E. PHILLIPS: Age 61, General Partner (since 1987) of SAMLP; Chairman of the Board, Director and Chief Executive Officer (March 1989 to May 1996) of SAMI.

     Director and Secretary (since 1982), Chief Executive Officer (since September 1992, President (since July 1994) and the sole shareholder of Syntek West, Inc.; Chairman of the Board (since 1978) and President (since July 1994) of Restaurant Properties, Inc., formerly Hungry Bull, Inc.; Limited Partner (since January 1991) of Carmel, Ltd; Chief Executive Officer (February 1989 to September 1992) and Chairman of the Board (February 1989 to December 1989) of BCM; Director and President (November 1989 to September 1992) of Carmel Realty Services, Inc.); Chairman of the Board (1984 to November 1992), Director (1981 to November 1992), Chief Executive Officer (1982 to July 1991) and President (February 1989 to July 1991) of ART; and Trustee or Director (January 1989 to December 1992) of TCI, VPT, NIRT, CMET and IORI.

RANDALL M. PAULSON: Age 52, President and Director (August 1995 to November
1998) and Executive Vice President (January 1995 to August 1995) of SAMI.

     Director of NRLP Management Corp. (since January 1998), President (since August 1995 and Executive Vice President (January 1995 to August 1995) of CMET, IORI and TCI and (October 1994 to August 1995) of BCM; Executive Vice President (since January 1995) of ART; Vice President (1993 to 1994) of GSSW, LP, a joint venture of Great Southern Life and Southwestern Life; Vice President (1990 to
1993) of Property Company of America Realty, Inc.; and President (1990) of Paulson Realty Group.

KARL L. BLAHA: Age 51, Executive Vice President -- Commercial Asset Management (since July 1997) of SAMI.

     Executive Vice President -- Commercial Asset Management (since July 1997), Executive Vice President and Director of Commercial Management (April 1992 to August 1995) of BCM, CMET, IORI and TCI; Director (since June 1996), President (since October 1993) and Executive Vice President and Director of Commercial Management (April 1992 to October 1993) of ART; Executive Vice President (October 1992 to July 1997) of Carmel Realty, a company owned by First Equity, a company 50% owned by BCM; Director (since November 1998) of SAMI; Director and President (since 1996) of First Equity; Executive Vice President and Director of Commercial Management (April 1992 to February 1994) of NIRT and VPT;
Partner -- Director of National Real Estate Operations of First Winthrop Corporation (August 1988 to March 1992); and Corporate Vice President of Southmark (April 1984 to August 1988).

BRUCE A. ENDENDYK: Age 50, Executive Vice President (since January 1995) of
SAMI.

     President (since January 1995) of Carmel Realty; Executive Vice President (since January 1995) of BCM, ART, CMET, IORI and TCI; Management Consultant (November 1990 to December 1994); Executive Vice President (January 1989 to November 1990) of Southmark; and President and Chief Executive Officer (March 1988 to January 1989) of Southmark Equities Corporation.

THOMAS A. HOLLAND: Age 56, Executive Vice President and Chief Financial Officer (since August 1995) and Senior Vice President and Chief Accounting Officer (July 1990 to August 1995) of SAMI.

     Executive Vice President and Chief Financial Officer (since August 1995) and Senior Vice President and Chief Accounting Officer (July 1990 to August
1995) of SAMI; Executive Vice President and Chief Financial Officer (since August 1995), Secretary (since February 1997) and Senior Vice President (July 1990 to August 1995) of CMET, IORI and TCI; Executive Vice President and Chief Financial Officer (since August 1995) and Senior Vice President and Chief Accounting Officer (July 1990 to August 1995) of BCM and ART; and Senior Vice President and Chief Accounting Officer (July 1990 to February 1994) of NIRT and VPT.

STEVEN K. JOHNSON: Age 41, Executive Vice President -- Residential Asset Management (since August 1998).

     Executive Vice President -- Residential Asset Management (since August
1998) and Vice President (August 1990 to August 1991) of BCM, SAMI, ART, CMET, IORI and TCI; Chief Operating Officer (January 1993 to August 1998) of Garden Capital, Inc.; Executive Vice President (December 1994 to August 1998) of Garden Capital Management, Inc.; Vice President (August 1991 to January 1993) of SHL Properties Realty Advisors, Inc. and SHL Acquisition Corporation II and III; and Vice President (August 1990 to August 1991) of NIRT and VPT.

     Administrative Agent. BCM, of which Mr. Phillips served as Chief Executive Officer until September 1, 1992, and of which Mr. Paulson serves as President, performs certain administrative functions such as accounting services, mortgage servicing and real estate portfolio review and analysis for the Partnership on a cost reimbursement basis.

     Affiliates of BCM perform property management, loan placement, leasing and real estate brokerage and acquisition services, and may perform other services, for the Partnership for fees and commissions. BCM's principal business activity is the providing of advisory services for real estate companies. The directors and principal officers of BCM are set forth below:

MICKEY N. PHILLIPS:                         Director
RYAN T. PHILLIPS:                           Director
RANDALL M. PAULSON:                         President
KARL L. BLAHA:                              Executive Vice President -- Commercial
                                            Asset Management
BRUCE A. ENDENDYK:                          Executive Vice President
THOMAS A. HOLLAND:                          Executive Vice President and Chief
                                            Financial Officer
STEVEN K. JOHNSON:                          Executive Vice President -- Residential
                                            Asset Management
A. CAL ROSSI, JR                            Executive Vice President
COOPER B. STUART:                           Executive Vice President
CLIFFORD C. TOWNS, JR.:                     Executive Vice President -- Finance
DAN S. ALLRED:                              Senior Vice President -- Land Development
ROBERT A. WALDMAN:                          Senior Vice President, Secretary and
                                            General Counsel
DREW D. POTERA:                             Vice President, Treasurer and Securities
                                            Manager

     Mickey N. Phillips is Gene E. Phillips' brother and Ryan T. Phillips is Gene E. Phillips' son.

     Oversight Committee. As more fully described under "The Moorman Settlement Agreement", the Partnership is a party to the Moorman Settlement Agreement that, among other things, established an Oversight Committee which will exist only until termination of the Moorman Settlement Agreement.

     Unanimous consent of the Oversight Committee is required, during the term of the Moorman Settlement Agreement, for the Partnership to adopt a new unit purchase rights plan, or for SAMLP, on behalf of the Partnership, to enter into or modify any transaction (other than certain transactions expressly permitted by the Partnership Agreement) with an affiliate of the Partnership, SAMLP, or Messrs. Phillips or Friedman. Majority consent of the Oversight Committee is required, during the term of the Moorman Settlement Agreement for SAMLP, on behalf of the Partnership, to purchase securities of other issuers other than certain money market instruments and mortgages in the ordinary course of the Partnership's business, or to enter any new line of business.

     Fairness Committee. The Partnership's Fairness Committee periodically reviewed certain transactions between the Partnership and its affiliates. The Partnership Agreement requires Fairness Committee approval of the interest rate to be paid on loans from the general partner or its affiliates, the terms of any property sales to or purchases from the general partner or its affiliates, the purchase of securities from the general partner or its affiliates and, upon any withdrawal of the general partner, the purchase price of the general partner's interest in the Partnership and in the fees and other compensation to be paid under the Partnership Agreement.

     The Partnership Agreement provides that the Fairness Committee shall consist of two or more natural persons, none of whom shall be affiliates of the general partner except as directors of the managing general partner.

     The Fairness Committee consisted of two members until February 1995, when Raymond V. J. Schrag resigned. The remaining member of the Fairness Committee, Willie K. Davis, resigned in August 1995.

     Audit Committee. The Partnership's Audit Committee, which reviews certain matters relating to the Partnership's auditors and annual and quarterly financial statements, was established effective August 3, 1990, pursuant to the Moorman Settlement Agreement. The chairman and only member of the Audit Committee is Harry J. Reidler, an attorney in private practice in Englewood, New Jersey. The Audit Committee held two meetings during 1997.

     Mr. Reidler has performed legal services for the Partnership.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the directors and executive officers of the general partner and any persons holding more than 10% of the units are required to report their ownership of the units and any changes in that ownership to the SEC. Specific due dates for these reports have been established and the Partnership is required to report any failure to file by these dates during 1997. All of these filing requirements were satisfied by the directors and executive officers of the general partner and 10% holders. In making these statements, the Partnership has relied on the written representation of the directors and executive officers of the managing general partner of the general partner and its 10% holders and copies of the reports that they have filed with the SEC. See "Interests of Certain Persons" and "Compensation and Fees to the General Partner".

                             AVAILABLE INFORMATION

     The Partnership files annual, quarterly and current reports, proxy statements and other information with the SEC relating to its business, financial statements and other matters. You may read and copy any such reports, statements and other information filed by the Partnership at the SEC's public reference room in Washington, D.C. You can request copies of these documents, upon payment of a copying fee, by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms. Our SEC filings are also available to the public on the SEC's Internet site (http://www.sec.gov). The Partnership units are listed on the American Stock Exchange and such material can also be inspected at the AMEX Information Center at 86 Trinity Place, New York, New York 10006-1881.

                                                                       EXHIBIT A

                              SECOND AMENDMENT TO
                           FIRST AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                             NATIONAL REALTY, L.P.
                         A DELAWARE LIMITED PARTNERSHIP

     This Second Amendment (the "Second Amendment") to First Amended and Restated Agreement of Limited Partnership of NATIONAL REALTY, L.P. (the
"Partnership"), is made and entered into as of the      day of             ,
1998, by Syntek Asset Management, L.P., a Delaware Limited Partnership, as General Partner (the "General Partner").

     WHEREAS, the General Partner, National Realty Assignor, Inc., as the Organizational Limited Partner, for all limited partners of the Partnership (the "Limited Partners") entered into the First Amended and Restated Agreement of Limited Partnership of National Operating, L.P., (the "Partnership Agreement"), dated as of January 29, 1987, and the General Partner, together with a former general partner, amended the Partnership Agreement by executing the Certificate of Amendment of Limited Partnership Agreement of National Realty, L.P. (the "First Amendment"), dated as of May 14, 1990;

     WHEREAS, Paragraph 16.2.1 of the Partnership Agreement permits the amendment of the Partnership Agreement upon approval of a majority of the Limited Partners;

     WHEREAS, the Limited Partners evidencing      % of the total outstanding
limited partnership interests in the Partnership have approved this Second
Amendment at a special meeting held on           ;

     WHEREAS, pursuant to Paragraph 20.1.6, the Limited Partners have granted the General Partner a special power of attorney to execute certain documents on their behalf after the necessary vote, consent or approval;

     WHEREAS, the General Partner, being the sole general partner of the
Partnership, and      % of the Limited Partners, (thereby satisfying the
requirements of Paragraph 16.2.1), desire to further amend the Partnership Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

     Section 1. The first sentence of Paragraph 17.2.2 is hereby amended and restated in its entirety to read as follows:

          On or after the fifth anniversary of the Closing Date, the General Partner may, upon satisfaction of the conditions contained in Paragraph 12.5.1, withdraw from the Partnership upon 180 days' notice without a breach of Agreement, and except as otherwise provided herein, such withdrawal to take effect on the date specified in such notice; provided, however, the withdrawal of Syntek Asset Management, L.P. as General Partner shall not be subject to the 180 day notice provision.

     Section 2. To the extent of any inconsistencies between the terms of this Second Amendment and the terms of the Partnership Agreement, the terms of this Second Amendment shall control.

     Section 3. The Partnership Agreement, as modified herein, remains in full force and effect as the agreement of the parties.

     Section 4. This Second Amendment may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all counterparts hereof taken together shall constitute but a single instrument.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, this Second Amendment has been duly executed by the parties hereto as of the date first written above.

                                            GENERAL PARTNER

                                            SYNTEK ASSET MANAGEMENT, L.P.
                                            A Delaware Limited Partnership

                                            By: SYNTEK ASSET MANAGEMENT, INC.,
                                                its general partner

                                            By:
                                            ------------------------------------

                                            Name:
                                            ------------------------------------

                                            Title:
                                            ------------------------------------

                                            LIMITED PARTNERS

                                            SYNTEK ASSET MANAGEMENT, L.P.
                                            A Delaware Limited Partnership, for
                                            all Limited Partners now and
                                            hereafter admitted as limited
                                            partners of the Partnership,
                                            pursuant to the power of attorney
                                            included in the Partnership
                                            Agreement

                                            By: SYNTEK ASSET MANAGEMENT, INC.,
                                                its general partner

                                              By:
                                              ----------------------------------

                                              Name:
                                              ----------------------------------

                                              Title:
                                              ----------------------------------

                                                                       EXHIBIT B

                              SECOND AMENDMENT TO
                          SECOND RESTATED AND AMENDED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            NATIONAL OPERATING, L.P.
                         A DELAWARE LIMITED PARTNERSHIP

     This Second Amendment (the "Second Amendment") to Second Restated and Amended Agreement of Limited Partnership of NATIONAL OPERATING, L.P. (the
"Partnership"), is made and entered into as of the      day of           , 1998,
by Syntek Asset Management, L.P., a Delaware Limited Partnership, as the General Partner (the "General Partner"), and National Realty, L.P., a Delaware Limited Partnership, as the Limited Partner (the "Limited Partner").

     WHEREAS, the General Partner and the Limited Partner entered into the Second Restated and Amended Agreement of Limited Partnership of National Operating, L.P., (the "Partnership Agreement"), dated as of July 29, 1987, and the General Partner, together with a former general partner, amended the Partnership Agreement by executing the Certificate of Amendment of Limited Partnership Agreement of National Operating, L.P. (the "First Amendment"), dated as of May 14, 1990;

     WHEREAS, Paragraph 16.2.1 of the Partnership Agreement permits the amendment of the Partnership Agreement upon approval of a majority of the Limited Partners;

     WHEREAS, the General Partner, being the sole general partner of the Partnership, and the Limited Partner, being the sole limited partner of the Partnership (thereby satisfying the requirements of Paragraph 16.2.1), desire to further amend the Partnership Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

     SECTION 1. The first sentence of Paragraph 17.2.2 is hereby amended and restated in its entirety to read as follows:

          On or after the fifth anniversary of the Closing Date, the General Partner may, upon satisfaction of the conditions contained in Paragraph 12.5.1, withdraw from the Partnership upon 180 days' notice without a breach of Agreement, and except as otherwise provided herein, such withdrawal to take effect on the date specified in such notice; provided, however, the withdrawal of Syntek Asset Management, L.P. as General Partner shall not be subject to the 180 day notice provision.

     SECTION 2. To the extent of any inconsistencies between the terms of this Second Amendment and the terms of the Partnership Agreement, the terms of this Second Amendment shall control.

     SECTION 3. The Partnership Agreement, as modified herein, remains in full force and effect as the agreement of the parties.

     SECTION 4. This Second Amendment may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all counterparts hereof taken together shall constitute but a single instrument.

     IN WITNESS WHEREOF, this Second Amendment has been duly executed by the parties hereto as of the date first written above.

                                            GENERAL PARTNER

                                            SYNTEK ASSET MANAGEMENT, L.P.
                                            A Delaware Limited Partnership

                                            By:
                                              ----------------------------------

                                            Name:
                                               ---------------------------------

                                            Title:
                                               ---------------------------------

                                            LIMITED PARTNER

                                            NATIONAL REALTY, L.P.
                                            A Delaware Limited Partnership

                                            By:
                                              ----------------------------------

                                            Name:
                                               ---------------------------------

                                            Title:
                                               ---------------------------------

                                   APPENDIX I

                           GLOSSARY OF DEFINED TERMS

     AHI: ART Holdings, Inc.

     Anniversary Date: Each May 9 beginning with May 9, 1991 and ending May 9, 1995.

     ART: American Realty Trust, Inc., a Georgia corporation.

     BCM: Basic Capital Management, Inc., a Nevada corporation.

     BHI: BCM Holdings, Inc.

     Carmel Ltd.: Carmel Realty Services, Ltd.

     Carmel Realty: Carmel Realty, Inc.

     Cash Distribution Agreement: The Agreement for Cash Distribution and Election of Successor General Partner, dated as of July 15, 1998, by and among SAMLP, American Realty Trust, Inc., the Partnership and the Oversight Committee, as amended by orders of the Superior Court of the State of California for the County of Mateo, dated August 4, 1998 and September 1, 1998.

     Class Members: The members of the class of plaintiffs in the Moorman litigation.

     CMET: Continental Mortgage and Equity Trust.

     Exchange Act: Securities Exchange Act of 1934.

     First Equity: First Equity Properties, Inc.

     Indemnified Person: Each of the members of the Oversight Committee, their agents, advisors, attorneys and affiliates.

     Invenex: Invenex, a California corporation, formerly known as Partnership Securities Exchange, Inc.

     IORI: Income Opportunity Realty Investors, Inc., a Nevada corporation.

     Moorman Settlement Agreement: The settlement agreement, dated as of May 9, 1990, between a class of plaintiffs including Joseph B. Moorman and others, and a group of defendants including the Partnership, SAMLP, Robert A. McNeil, Messrs. Phillips and Friedman and Shearson Lehman Hutton, Inc., successor-in-interest to defendant E.F. Hutton & Company, Inc., relating to the action entitled Moorman, et al. v. Southmark Corporation, et al.

     NIRT: National Income Realty Trust.

     Operating Partnership: National Operating, L.P., a Delaware limited partnership.

     Operating Partnership Agreement: The Second Restated and Amended Agreement of Limited Partnership of National Operating, L.P.

     Partnership: National Realty, L.P., a Delaware limited partnership.

     Partnership Agreement: The First Amended and Restated Agreement of Limited Partnership of National Realty, L.P.

     Proposal I: The election of NRLP Management Corp. as successor general partner to replace SAMLP, the current general partner of National Realty, L.P.

     Proposal II: The amendment of the partnership agreement of National Realty, L.P. to facilitate the withdrawal of SAMLP as general partner.

     Proposal III: The amendment of National Operating, L.P. to facilitate the withdrawal of SAMLP as general partner.

     Record Date: November 27, 1998.

     SAMI: Syntek Asset Management, Inc., a Texas corporation and a general partner of SAMLP.

     SAMLP: Syntek Asset Management, L.P., a Delaware limited partnership.

     SAMLP Affiliate Group: All units held by SAMLP or any affiliate of SAMLP.

     SEC: The Securities and Exchange Commission.

     Southmark: Southmark Corporation.

     TCI: Transcontinental Realty Investors, Inc.

     VPT: Vinland Property Trust.

     Warrants: Warrants to purchase an aggregate of up to 2,019,579 units of limited partnership interest in the Partnership.

                                  APPENDIX II

                   NOTICE OF HEARING TO CONSIDER APPROVAL OF
                  AMENDED AGREEMENT FOR CASH DISTRIBUTION AND
                     ELECTION OF SUCCESSOR GENERAL PARTNER
          AND FOR TERMINATION OF THE 1990 MOORMAN SETTLEMENT AGREEMENT

                                     IN THE
                   SUPERIOR COURT OF THE STATE OF CALIFORNIA
                       IN AND FOR THE COUNTY OF SAN MATEO

JOSEPH B. MOORMAN, et al.,          Case No. 322135
Plaintiffs,                         CLASS ACTION
vs.                                 NOTICE OF HEARING TO CONSIDER APPROVAL OF AMENDED
                                    AGREEMENT FOR CASH DISTRIBUTION AND ELECTION OF
SOUTHMARK CORPORATION,              SUCCESSOR GENERAL PARTNER, AND FOR TERMINATION OF THE
NATIONAL REALTY, L.P., et al.,      1990 MOORMAN SETTLEMENT AGREEMENT
Defendants.

TO: 1. ALL MOORMAN CLASS MEMBERS (LIMITED PARTNERS AND FORMER LIMITED PARTNERS
       OF NATIONAL REALTY, L.P., WHO HAD BEEN LIMITED PARTNERS OF MCNEIL REAL ESTATE FUND VI, LTD., MCNEIL REAL ESTATE FUND VII, LTD., AND/OR MCNEIL REAL ESTATE FUND VIII, LTD.); AND

     2. ALL PRESENT LIMITED PARTNERS OF NATIONAL REALTY, L.P.

THIS NOTICE IS TO INFORM YOU OF THE EXISTENCE, AND OF YOUR RIGHT TO OBJECT TO COURT APPROVAL, OF AN AMENDED CASH DISTRIBUTION AGREEMENT.

PLEASE READ THIS NOTICE VERY CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS MAY BE AFFECTED BY LEGAL PROCEEDINGS RELATED TO THE SETTLEMENT AGREEMENT AND THE AMENDED CASH DISTRIBUTION AGREEMENT.

                               TABLE OF CONTENTS

                                                                               PAGE
                                                                               ----
I.     SUMMARY OF THE CONTENTS OF THIS NOTICE................................   II-1
II.    BACKGROUND............................................................   II-2
       A.   The Settlement Agreement.........................................   II-2
       B.   The Implementation Agreement.....................................   II-3
       C.   The Resolution Agreement.........................................   II-3
       D.   The Amended Cash Distribution Agreement..........................   II-3
       E.   Purpose of Notice................................................   II-4
       F.   Timing and Election of Successor General Partners................   II-4
III.   THE AMENDED CASH DISTRIBUTION AGREEMENT...............................   II-5
       A.   Establishment of $11,400,000 Cash Distribution Fund..............   II-5
       B.   Payment of Total Cash Distribution Fund Proceeds to Class
            Members..........................................................   II-5
            (1)  Timing......................................................   II-5
            (2)  Identification of Class Members.............................   II-5
       C.   Reimbursement of Amounts and Fees................................   II-6
       D.   Election of Successor General Partner............................   II-6
       E.   General Partner Transition.......................................   II-7
       F.   Waiver of "Exit Fee".............................................   II-7
       G.   Amendments to Partnership Agreements.............................   II-7
       H.   Indemnity Agreements.............................................   II-8
       I.   Releases.........................................................   II-8
            (1)  Releases Set Forth in Cash Distribution Agreement...........   II-8
            (2)  Committee Petition for Release from Class Members...........   II-8
            (3)  SAMLP Petition for Release from Class Members...............   II-8
       J.   Termination of the Settlement Agreement..........................   II-9
       K.   Miscellaneous Provisions.........................................   II-9
IV.    PROCEDURES TO BE FOLLOWED FOR THE APPROVAL OF THE AMENDED CASH
       DISTRIBUTION AGREEMENT, AND FOR THE DISTRIBUTION OF PROCEEDS TO THE
       CLASS MEMBERS.........................................................   II-9
       A.   The Final Hearing................................................   II-9
       B.   Class Members' Participation in the Final Hearing................  II-10
       C.   Examination of Papers and Inquiries..............................  II-11
       D.   Notice to Brokers and Other Nominees.............................  II-11
V.     SUMMARY OF DISPUTES CONCERNING THE IMPLEMENTATION OF THE MOORMAN
       SETTLEMENT AGREEMENT..................................................  II-11
       A.   Disputes Between the Committee, National Realty and SAMLP; Claims
            of Class Members.................................................  II-11
            (1)  Disputes Purportedly Resolved By the Implementation
                 Agreement...................................................  II-11
                 (a) "Exit Fee" Dispute......................................  II-12
                 (b) Southmark Settlement....................................  II-12
                 (c) Garden Capital Note.....................................  II-12
            (2)  Disputes After the Rejection of the Implementation
                 Agreement...................................................  II-12
            (3)  Survivability of Certain Claims of Class Members............  II-12
       B.   Joseph B. Moorman's Petition for Appointment of a Receiver of
            National Realty and for Discharge of the Oversight Committee.....  II-13
       C.   Robert A. McNeil's Petition to be Appointed as Receiver of
            National Realty..................................................  II-14
       D.   Claims of Certain Individual Class Members.......................  II-14
       E.   Position of Non-Class Member Limited Partner.....................  II-14

                                                                               PAGE
                                                                               ----
VI.    WHY SAMLP AND NATIONAL REALTY ENTERED INTO THE AMENDED CASH
       DISTRIBUTION AGREEMENT................................................  II-15
VII.   WHY CLASS COUNSEL SUPPORTS THE AMENDED CASH DISTRIBUTION AGREEMENT....
                                                                               II-15
VIII.  WHY THE COMMITTEE ENTERED INTO THE AMENDED CASH DISTRIBUTION
       AGREEMENT.............................................................  II-15
IX.    TAX EFFECT............................................................  II-16
       A.   Taxation of Escrowed Funds.......................................  II-16
       B.   Taxation of Distributions to Class Members.......................  II-16
X.     GLOSSARY..............................................................  II-16
EXHIBIT A  CASH DISTRIBUTION AGREEMENT
EXHIBIT B  AUGUST 4 ORDER
EXHIBIT C  SUMMARY OF DISPUTES AND SETTLEMENT OF CLAIMS BETWEEN SAMLP AND
           INVENEX

I. SUMMARY OF THE CONTENTS OF THIS NOTICE

  (See Section X for a Glossary of Defined Terms)

Purpose of This Notice.....  To describe, for the members of the Moorman Class and the Limited Partners of National Realty the final proposed resolution of the Moorman Settlement Agreement and the termination of the plan established thereunder, pursuant to the Amended Cash Distribution Agreement.

Amended Cash Distribution
  Agreement................  The Cash Distribution Agreement is attached to this
                             Notice as EXHIBIT A. It was modified by the Court's Order, which is attached to this Notice as EXHIBIT
                             B. As so amended, it is referred to herein as "the Amended Cash Distribution Agreement." See Glossary. The terms of the Amended Cash Distribution Agreement are described in Section III below. The primary terms of the Amended Cash Distribution Agreement are (i) the payment by National Realty of $11,400,000 in cash, plus interest, to the Class Members; (ii) payment of Court approved attorneys' fees and costs by National Realty; (iii) reimbursement of the amounts paid in (i) and (ii) above by the Successor General Partner, with a guaranty from American Realty Trust, Inc. ("ART");
                             (iv) waiver by SAMLP, on behalf of itself and not any Successor General Partner, of the right to receive an "exit fee"; and (v) amendments to National Realty's and National Operating, L.P.'s Partnership Agreements. See Section III of this Notice.

Allocation of the
$11,400,000 plus
  Interest.................  The $11,400,000 Cash Payment, plus interest, will be allocated to Class Members on a pro rata basis based on the number of Units of National Realty issued to them by National Realty (as a percent of the number of Units issued by National Realty to all Class Members upon National Realty's organization in 1987). See August 4 Order attached as EXHIBIT B to this Notice, and Section III.A. of this Notice.

Date of Final Hearing......  October 16, 1998, at 10:00 a.m. in a courtroom to be designated, at the San Mateo County Superior Court, 401 Marshall Street, Redwood City, California 94063.

Who Must Attend the Final
  Hearing..................  Class Members and Limited Partners of National
                             Realty need not attend the Final Hearing. If the Amended Cash Distribution Agreement is approved by the Court and becomes final, all Class Members will be entitled to the benefits of, and will be bound by, that final approved Order and any judgment entered thereon.

How Class Members and
  Limited Partners May
  Comment Upon the Amended
  Cash Distribution
  Agreement................  Class Members and Limited Partners who wish to comment upon the Amended Cash Distribution
                             Agreement may do so by writing to the Clerk of the San Mateo County Superior Court on or before September 30, 1998, and by sending a copy of his or her comments to counsel. See Section IV of this Notice.

SAMLP's Resignation as
General Partner of National
  Realty...................  If the Amended Cash Distribution Agreement is
                             approved, then SAMLP will nominate an affiliate to serve as Successor General Partner of National Realty. No exit fee or other form of compensation will be payable to SAMLP upon its resignation. See
                             Section III of this Notice. The election of an affiliate of SAMLP to serve as Successor General Partner of National Realty is not expected to have any material effect upon the current policies of SAMLP with respect to the management of National Realty. If SAMLP's affiliate is not elected, SAMLP is required to nominate a non-affiliate. See Sections II.F. and III of this Notice.

Tax Treatment..............  The $11,400,000 Cash Payment will be made to an escrow account, which will constitute a Qualified Settlement Fund ("QSF") and will be taxed as a separate entity. Distributions from the QSF will likely be treated as income to the Class Members at such time as the distributions are received by the Class Members. See Section IX for a fuller discussion of the tax effects.

Costs Paid by the QSF......  The QSF will be required to pay the costs of the independent Settlement Administrator. See Section III.B(2). In addition, the QSF will be required to pay taxes on the interest income earned on the $11,400,000 after deducting the costs of the Settlement Administrator and other permitted expenses. See Section IX.

Estimated Date of Cash
  Payments.................  Assuming Court approval on October 16, 1998 and no objections by the Committee to SAMLP's nominee as Successor General Partner, the distributions to Class Members should be made early in the first quarter of 1999 if an affiliate nominee is elected and late in the first quarter of 1999 if a non-affiliate nominee is elected. See Section II.F. of this Notice.

II. BACKGROUND

  A. THE SETTLEMENT AGREEMENT

     National Realty, L.P. ("National Realty") was formed by a "roll-up" of 35 limited partnerships in 1987. A lawsuit was brought challenging the roll-up. That lawsuit subsequently became known as the "Moorman Class Action." In May 1990, the San Mateo County Superior Court (the "Court"), certified the Moorman Class Action as a class action for settlement purposes, for and on behalf of the Moorman Class. In June 1990, after a hearing by the Court, the Court approved the Settlement Agreement in the Moorman Class Action.

     The Settlement Agreement included Unit price objectives to be met by National Realty under the management of its General Partner, Syntek Asset Management, L.P. ("SAMLP" or "Syntek"). The Unit price targets could have been met either by increases in the price of the outstanding Units of National Realty (which are traded on the American Stock Exchange -- "AMEX") or by distributions to the Limited Partners of National Realty, or by a combination thereof. If the Unit price targets for two years in a row were not met, then, under the Settlement Agreement, SAMLP was to resign, and a Successor General Partner was to be elected by the Limited Partners of National Realty. The Settlement Agreement also provided for the establishment of an Oversight Committee (the "Committee") to supervise the administration of the Settlement Agreement.

     The Unit price targets were not met for the two years ended June 1992. SAMLP tendered its resignation as General Partner of National Realty, to be effective upon the election of its successor.

     The election of a successor to SAMLP as General Partner of National Realty was delayed to permit the successful refinancing of mortgage indebtedness encumbering 52 apartment complexes owned by National

Realty through the organization of a real estate mortgage investment conduit, and by extensive negotiations between the Committee and SAMLP to arrive at a consensus candidate to serve as successor to SAMLP as General Partner.

     The plaintiffs were represented by the following attorneys at the time of the Settlement Agreement:

          James F. Fotenos
        James H. Niven of Niven & Smith
        Charles G. Miller of Bartko, Welsh, Tarrant & Miller

Mr. Fotenos became the Committee's counsel at the time of its formation. On September 19, 1994, the Committee engaged McDonough, Holland & Allen, A Professional Corporation, Sacramento, California, as co-counsel. On March 15, 1995, Mr. Fotenos resigned as counsel to the Committee.

  B. THE IMPLEMENTATION AGREEMENT

     In February 1996, the Committee and SAMLP completed their negotiations regarding a consensus candidate and entered into an Amended and Restated Implementation Agreement ("Implementation Agreement"). As thereafter modified and amended, the Implementation Agreement was described, in April 1997, in a notice to the Moorman Class Members and the Limited Partners of National Realty. By the terms of the Implementation Agreement, the Committee and SAMLP agreed upon (i) the nomination of a corporation organized by William H. Elliott to serve as successor to SAMLP as General Partner of National Realty, (ii) the amount of an "exit fee" payable to SAMLP upon its resignation as General Partner of National Realty, (iii) the resolution of certain disputes that had arisen between the Committee and SAMLP, and (iv) related matters.

     After a hearing on the question of whether or not to finally approve the Implementation Agreement, the Court, by decision dated September 8, 1997, declined to approve the Implementation Agreement because it did not provide benefits to the holders of the Warrants that had been issued as part of the 1990 Settlement Agreement. According to SAMLP, most of those Warrantholders were, by then, no longer Limited Partners of National Realty. By their terms, the Warrants expired in February 1997.

  C. THE RESOLUTION AGREEMENT

     Subsequently, in an effort to address the concerns expressed by the Court in declining to approve the Implementation Agreement, National Realty, SAMLP, Invenex (a company affiliated with Ronald T. Baker, a member of the Committee), the Committee, Moorman, and James F. Fotenos, Esq. (acting as counsel representing the Class Members -- "Class Counsel") entered into a "Resolution Agreement," dated as of December 15, 1997, which was amended on May 19, 1998.

     In response to the proposed Cash Distribution Agreement discussed below, Invenex withdrew its motion seeking approval of the Resolution Agreement at a hearing on July 31, 1998.

  D. THE AMENDED CASH DISTRIBUTION AGREEMENT

     Thereafter, in light of what they perceived to be (i) unnecessary risks and complexities in the Resolution Agreement, and (ii) the availability of more favorable provisions benefiting the Class Members, National Realty, SAMLP and the Committee entered into an Agreement for Cash Distribution and Election of Successor General Partner ("Cash Distribution Agreement"), dated as of July 15, 1998. American Realty Trust, Inc. ("ART") is also a party to the Cash Distribution Agreement. The Cash Distribution Agreement was amended, in part, by paragraph 2 of the Court's Order dated August 4, 1998 (the "August 4 Order"). Copies of the Cash Distribution Agreement and of the August 4 Order are attached to this Notice as EXHIBITS A and B, respectively. The primary purposes of the Amended Cash Distribution Agreement are as follows:

          (1) To provide cash benefits to the Class Members (all of whom, through the Settlement Agreement, were issued Warrants);

          (2) To resolve all disputes that have arisen between the Committee and SAMLP with respect to SAMLP's and National Realty's implementation of the Settlement Agreement;

          (3) To terminate the supervisory regime established over the management of National Realty by the Settlement Agreement; and

          (4) To provide benefits to the Limited Partners of National Realty by:

             (a) Having the Successor General Partner repay to National Realty the amount of the cash distribution to Class Members and certain other costs; and

             (b) Causing SAMLP to amend National Realty's and National Operating L.P.'s Partnership Agreements to limit certain fees that may be paid to any General Partner and prohibit payment of an "exit fee" to any General Partner upon the "voluntary" resignation or removal of such General Partner. See Section III of this Notice for a full description of the terms of the Amended Cash Distribution Agreement.

  E. PURPOSE OF NOTICE

     The purpose of this Notice is to describe the Amended Cash Distribution Agreement, its effects on the rights of the Class Members and the Limited Partners, and the procedures to be followed by the Court in considering it for final approval. At a hearing to be held by the Court on October 16, 1998 (the "Final Hearing"), the Court will determine whether or not it should:

          (1) Approve the Amended Cash Distribution Agreement;

          (2) Find that the Amended Cash Distribution Agreement, and the settlement of the matters referred to therein, are fair, reasonable, adequate, and not inconsistent with the Settlement Agreement; and

          (3) Award any attorneys' fees and/or costs to be paid by National Realty.

  F. TIMING AND ELECTION OF SUCCESSOR GENERAL PARTNERS

     If the Court approves the Amended Cash Distribution Agreement, SAMLP will be required to prepare, or to cause National Realty to prepare, a proxy statement, under Regulation 14A and Schedule 14A of the Securities Exchange Act of 1934, in order to solicit the votes of the Limited Partners of National Realty who are not affiliates of SAMLP (the "Non-Affiliated Limited Partners"), in favor of SAMLP's affiliate nominee as Successor General Partner. The effect of the pro rata voting provisions of the Settlement Agreement and the Amended Cash Distribution Agreement is to require at least a majority of the voting Non-Affiliated Limited Partners to vote for SAMLP's affiliate candidate as Successor General Partner in order for such affiliate to be elected. (See
Section III.D. for a fuller explanation of the pro rata voting provisions.)

     SAMLP estimates that the vote of the Non-Affiliated Limited Partners should occur approximately 9 weeks from the Court's approval of the Amended Cash Distribution Agreement. Accordingly, if the Court approved the Amended Cash Distribution Agreement on October 16, 1998, the vote on the affiliate nominee as Successor General Partner should occur, approximately, at the beginning of the first quarter of 1999. If SAMLP's affiliate nominee is not elected, SAMLP would be required to prepare and file either an information statement or proxy statement in order to effect the election of SAMLP's non-affiliate candidate. Assuming that SAMLP's affiliate candidate failed to be elected early in the first quarter of 1999, provided that the Committee does not object to SAMLP's non-affiliate nominee, SAMLP estimates that the election of the non-affiliate nominee as Successor General Partner would occur approximately 8 weeks later, around the end of the first quarter of 1999.

III. THE AMENDED CASH DISTRIBUTION AGREEMENT

     The Cash Distribution Agreement, to which National Realty and ART are also parties, was negotiated primarily by the Committee and SAMLP to:

          (1) Address concerns expressed by the Court in its decision of September 8, 1997 declining to approve the Implementation Agreement;

          (2) Resolve all outstanding issues under the Settlement Agreement;

          (3) Provide for termination of the "Plan" established under the Settlement Agreement; and

          (4) Eliminate, to the extent reasonably possible, the risks and complexities inherent in the Resolution Agreement previously presented to the Court.

     A joint motion by the Committee and SAMLP for tentative and preliminary approval of the Cash Distribution Agreement was heard by the Court on July 31, 1998. Tentative and preliminary approval was granted by the August 4 Order. The terms of the Amended Cash Distribution Agreement are described below:

  A. ESTABLISHMENT OF $11,400,000 CASH DISTRIBUTION FUND

     Within five (5) business days of the Court's Order approving the final Amended Cash Distribution Agreement, Syntek is to cause National Realty to deposit $11,400,000 in cash into an escrow account (the "Escrowed Funds"). National Realty is required to pay interest on the $11,400,000 from the date of the Court's order granting final approval of the Amended Cash Distribution Agreement. National Realty's obligation to pay interest is absolute and is not tied to the interest rate earned on the Escrowed Funds. If the Escrowed Funds earn more than the required interest rate, the excess amount shall be refunded to National Realty. The interest rate will be equal to 90 day LIBOR (the "LIBOR Rates") plus 2% per annum, based on such LIBOR Rates in effect at the time of such order, and then every 90 days thereafter.

     The $11,400,000 plus the net-after-tax interest earned, minus the expenses of the QSF (See Section III.B(2) below), is referred to herein as the "Total Cash Distribution". The Total Cash Distribution will be distributed to each Class Member in the ratio that the Units of National Realty originally issued by National Realty to that Class Member bore to the Units issued by National Realty to all Class Members upon National Realty's organization in 1987. Any fees awarded by the Court will be paid by National Realty and will not reduce the amount of the Total Cash Distribution.

     The Total Cash Distribution could have instead been distributed to Class Members based on the number of expired Warrants held by such Class Members, or upon some other basis. However, at the July 31, 1998 hearing, the Court decided that it was most equitable to make the allocation based on the methodology discussed herein.

  B. PAYMENT OF TOTAL CASH DISTRIBUTION FUND PROCEEDS TO CLASS MEMBERS

     (1) Timing:

     It is presently estimated that, if the Court approves the Amended Cash Distribution Agreement at the Final Hearing, the proceeds of the Total Cash Distribution will be paid to the Class Members in the first quarter of 1999. See
Section II.F. above.

     (2) Identification of Class Members:

     If the Amended Cash Distribution Agreement is approved, the Court will appoint an independent administrator ("Settlement Administrator"), after such person's identity and powers have been agreed upon by SAMLP, the Committee and Class Counsel. The Settlement Administrator will attempt to locate all Class Members. If the Settlement Administrator is unable to locate any Class Members within six months from the distribution of the Escrowed Funds, the Settlement Administrator will be required to petition the Court regarding the proper disposition of the remaining funds pursuant to Section 384 of the California Code of Civil Procedure. See August 4 Order and Order approving the Notice.

     In order to assist the Settlement Administrator in identifying Class Members and determining the amount of cash each Class Member will receive, SAMLP has engaged Invenex, pursuant to an agreement entered into as of August 19, 1998 in which Invenex, for a fee of $45,000 payable by SAMLP (without reimbursement from National Realty) to Invenex in three equal installments between August 19, 1998 and October 1, 1998, will prepare (i) a compilation listing the identity and address of all Class Members, (ii) the number of units each Class Member received as a result of the roll up of the McNeil partnerships into National Realty, and (iii) the Class Members' social security numbers. Invenex is required to provide this list in typewritten form, as well as upon magnetically recordable media (i.e., computer diskette) suitable for utilization by SAMLP or the Settlement Administrator for the mailing of the cash payments to Class Members pursuant to the Amended Cash Distribution Agreement. Invenex is required to deliver a final copy of the mailing list and percentage calculation, as well as the diskette(s), to SAMLP no later than the close of business on Friday, October 9, 1998. Other than the $45,000 fee above to be paid by SAMLP to Invenex, the QSF shall pay all of the fees and costs of the Settlement Administrator and the administration of the QSF. See Section IX. See, also, Exhibit C, which contains a summary of disputes and settlement of claims between SAMLP and Invenex.

  C. REIMBURSEMENT AMOUNTS AND FEES

     The Successor General Partner will be required to repay to National Realty the $11,400,000 contributed to the QSF, plus the agreed-upon interest, plus the amount of any fees awarded by the Court, plus interest on both of those amounts, from the date of the Total Cash Distribution. The repayment obligation will be in the form of a promissory note (the "Repayment Note"). The Repayment Note will be guaranteed by ART. The Repayment Note will have the following terms:

    Interest Rate:                   Floating 90 Day LIBOR plus 2% per year
    Due Date:                        10 years from payment of Total Cash Distribution
    Mandatory Principal Payments:    First, Second and Third Anniversary -- $500,000
                                     Fourth, Fifth and Sixth Anniversary -- $750,000
                                     Seventh, Eighth and Ninth Anniversary -- $1,000,000
                                     Tenth Anniversary -- Balance Due
    Interest Payments:               On each annual anniversary date and at maturity.
    Automatic Acceleration Events:   Uncured Payment Default;
                                     Resignation or removal of General Partner;
                                     Merger of National Realty into another entity; or
                                     Liquidation of National Realty.

  D. ELECTION OF SUCCESSOR GENERAL PARTNER

     SAMLP is required initially to nominate an affiliate as Successor General Partner. The Committee has the right to object to that nominee for reasons other than that person's status as an affiliate of SAMLP. The timing and election of the affiliate Successor General Partner is discussed above in Section II.F. If SAMLP's affiliate is not elected as Successor General Partner, SAMLP is then required to nominate a non-affiliate as Successor General Partner. The Committee has the right to object to such nominee. The timing and election of the non-affiliate Successor General Partner is also discussed above in Section II.F. Except for the Committee's right to object, the Committee will not oppose the election of the affiliate nominee for Successor General Partner nor will the Committee propose any candidate to run against SAMLP's affiliate nominee.

     In order to elect its affiliate as Successor General Partner, the nominee will need to receive a majority of the votes of National Realty's limited partners. The pro rata voting requirements of Section 6.4 of the Settlement Agreement require all Units held by SAMLP or SAMLP's affiliates to be voted pro rata (without regard to abstentions) to the votes cast by the Non-Affiliated Limited Partners. Examples of the pro rata voting rules are set forth in Section 6.4(a) of the Settlement Agreement.

  E. GENERAL PARTNER TRANSITION

     The Successor General Partner will be required to assume all of SAMLP's obligations as General Partner under the Partnership Agreement, including payment of SAMLP's promissory note given to National Realty as partial consideration for SAMLP's general partnership interest ("SAMLP Capital Contribution Note"). The SAMLP Capital Contribution Note had a principal balance as of June 30, 1998 of $4,175,593, and accrued and unpaid interest of approximately $7.8 million. The principal amount of the SAMLP Capital Contribution Note is due on September 18, 2007, or if sooner, the first to occur of (i) a liquidation of National Realty or (ii) termination of the interest of the General Partner in National Realty. See Section 5.1.2. of National Realty's Partnership Agreement.

     SAMLP will also assign to the Successor General Partner SAMLP's combined 1.99% general partner interest in National Realty and National Operating, L.P., as well as any other rights of SAMLP under both Partnership Agreements. The Successor General Partner shall also be required to repay the Repayment Note. See Section III.C. above. Accordingly, the Successor General Partner will be assuming obligations of at least $23.3 million.

  F. WAIVER OF "EXIT FEE"

     Upon the election of the Successor General Partner, SAMLP, on behalf of itself and not any Successor General Partner, will waive all of its rights to the payment of any "exit fee."

     Under Section 5 of the Amended Cash Distribution Agreement, SAMLP is waiving on its behalf, and on behalf of its successors, its rights to any fee required to be paid by National Realty pursuant to Section 6.5 of the Settlement Agreement. The amendment to National Realty's Partnership Agreement provides that SAMLP shall not have its interest in National Realty repurchased when it ceases to be General Partner. However, the amendment to National Realty's Partnership Agreement contemplates that a Successor General Partner to SAMLP shall be entitled to have its interest in National Realty repurchased upon certain events. See Section III.G. of this Notice. The effect of Section 5 of the Amended Cash Distribution Agreement and the amendment to National Realty's Partnership Agreement is (i) to prevent SAMLP or its nominee as Successor General Partner from triggering an immediate "exit fee" payment and (ii) to prevent SAMLP's nominee from using a subsequent affiliated-party transaction to trigger an early payment of the "exit fee."

  G. AMENDMENTS TO PARTNERSHIP AGREEMENTS

     Prior to the election of the Successor General Partner, SAMLP is to have caused amendments to National Realty's and National Operating, L.P.'s Partnership Agreements to have become effective. The form of the amendment to National Realty's Partnership Agreement is attached as Exhibit A to the Cash Distribution Agreement which is attached as EXHIBIT A to this Notice. A conforming amendment to National Operating, L.P.'s Partnership Agreement shall also be made. The principal terms of these amendments are set forth below:

          (1) The Successor General Partner's interest in the partnerships may not be repurchased by either National Realty or National Operating, L.P. upon the "voluntary" resignation or removal of the Successor General Partner. The term "voluntary" includes:

             (a) The merger of National Realty into another entity in which ART, or ART's affiliates, are the beneficial owners of more than 10% of such entity prior to such merger or 25% or more of the entity immediately after the merger; and

             (b) The vote of the Limited Partners to remove the Successor General Partner, if,

                (i) the General Partner is an affiliate of SAMLP or ART; and

                (ii) SAMLP and ART control the vote on the removal of the General Partner.

          (2) The Successor General Partner's interest in the partnerships may be repurchased by the applicable entity upon such General Partner involuntarily ceasing to be General Partner (e.g., by court order, by removal by the Limited Partners other than as described in
     Section III.G.(1)(b) above, or by a merger that is not a "voluntary" merger).

          (3) If the Successor General Partner's interest is repurchased, the fair market value purchase price of such interest will be determined under
     Section 17.10 of National Realty's Partnership Agreement, which Section is not being amended. National Realty will be entitled to offset both the SAMLP Capital Contribution Note (principal and accrued interest assumed by the Successor General Partner) and the Repayment Note. Any remaining positive balance will be paid by National Realty pursuant to an unsecured fully amortizing 36 month promissory note bearing interest at 10% per year. Any deficit will be required to be repaid by the Successor General Partner, or by ART pursuant to its guaranty.

          (4) A Successor General Partner that succeeds to the office of General Partner after one or more prior General Partners have had their interest(s) repurchased will be entitled to have its interest repurchased, but will also be required to set off any amounts paid to any prior General Partners. See the example set forth in the form of the amendment to National Realty's Partnership Agreement (Exhibit A to the Cash Distribution Agreement, attached as EXHIBIT A to this Notice).

          (5) No General Partner shall be entitled to receive a fee if a prior General Partner already received such a fee or had its interest purchased based on the inclusion of such fee. In such case, the General Partner shall only be entitled to fees based on the amount of increase over the amount of fees that were already paid to the prior General Partner. See the example set forth in the form of the amendment to National Realty's Partnership Agreement.

  H. INDEMNITY AGREEMENTS

     National Realty will be required to enter into separate, but identical, indemnification agreements with each member of the Committee (the "Indemnification Agreements"). The Indemnification Agreements will indemnify the members of the Committee and the Committee's agents and attorneys and will contain terms similar but not limited to those contained in Section 21 of the National Realty Partnership Agreement, including, but not limited to, the fullest indemnity possible and the advancement of expenses.

  I. RELEASES

     (1) Releases Set Forth in Cash Distribution Agreement

     Pursuant to separate but identical releases, SAMLP, the ART Group (as defined in the Cash Distribution Agreement), National Realty, Gene Phillips and Bill Friedman will release the members of the Committee from any claims known or unknown, effective as of the date of the termination of the Settlement Agreement.

     (2) Committee Petition for Release from Class Members

     Additionally, it is the intention of the Committee to petition the Court, at the Final Hearing, to include in its final approval order or judgment a release of the members of the Committee from any claims by the Class Members against one or more members of the Committee for any act or conduct undertaken by the members of the Committee within the course and scope of their duties as members of the Committee. Class Counsel has advised the Committee that he will raise no objection to this request. See Section V.A.(3) below for a discussion of the survivability of certain claims of the Class Members.

     (3) SAMLP Petition for Release from Class Members

     Moreover, it is the intention of Syntek to petition the Court, at the Final Hearing, to include in its final approval order or judgment a release of Syntek and National Realty from any claims by the Class Members against Syntek and National Realty, or any of Syntek's partners or affiliates, for any act or conduct undertaken by Syntek or National Realty, or any of Syntek's partners or affiliates, within the course and scope of Syntek's or National Realty's duties under the Settlement Agreement. Class Counsel has advised Syntek that he will raise no objection to this request.

  J. TERMINATION OF THE SETTLEMENT AGREEMENT

     The distribution of cash to Class Members will be deemed to occur at the time the initial distributions from the QSF to Class Members are made, rather than at the time of any subsequent disposition of funds that may occur after the Settlement Administrator has completed his search for missing Class Members. Upon the later to occur of (i) the distribution of the cash to the Class Members or (ii) the taking of office of the Successor General Partner, the Settlement Agreement and the Settlement Plan thereunder shall terminate.

  K. MISCELLANEOUS PROVISIONS

     The Amended Cash Distribution Agreement contains additional provisions, including dispute resolution provisions, specification of additional agreements and documents to be drafted, certain representations and warranties, definitions, and standard miscellaneous clauses. The summary set forth above is not intended to be complete. Please read the Amended Cash Distribution Agreement in its entirety. See EXHIBITS A and B.

IV. PROCEDURES TO BE FOLLOWED FOR THE APPROVAL OF THE AMENDED CASH DISTRIBUTION AGREEMENT, AND FOR THE DISTRIBUTION OF PROCEEDS TO THE CLASS MEMBERS

  A. THE FINAL HEARING

     At a hearing held on July 31, 1998, the Court preliminarily approved the Amended Cash Distribution Agreement, contingent upon the preparation of an acceptable Class Notice. The Court subsequently approved the form of this Notice. The Court has set the date for Final Hearing on the Amended Cash Distribution Agreement for October 16, 1998, at 10:00 a.m., in a courtroom to be designated by the Court, at the San Mateo County Courthouse, 401 Marshall Street, Redwood City, California 94063.

     At the Final Hearing, the Court, after hearing from all interested persons and parties, will determine:

          (1) Whether the Amended Cash Distribution Agreement, and the settlement of the matters referred to therein, are fair, reasonable, adequate, and not inconsistent with the Settlement Agreement;

          (2) If so, to what extent any application for attorneys' fees, incentive fees and/or costs should be approved by the Court; and

          (3) Whether the Amended Cash Distribution Agreement should be finally approved and confirmed by the Court. The hearing may be adjourned from time to time by the Court during the hearing or during any adjourned session thereof without further notice.

     It is anticipated that Moorman's separate counsel, Berman, DeValerio, Pease & Tabacco, will apply for an award of attorneys' fees and costs in an amount not to exceed $725,000 as compensation for services rendered on a contingent fee basis which, Moorman will claim, directly benefited the Moorman Class. In addition, it is anticipated that Moorman will request that the Court grant to him an incentive award of $50,000 to be paid from that fee/cost award to his counsel.

     Counsel for Robert A. McNeil ("McNeil"), Crosby, Heafey, Roach & May Professional Corporation, has advised that McNeil and his counsel will apply for an award of attorneys' fees and costs. Counsel has indicated that McNeil will not seek compensation for himself, but that the application will be limited to actual fees and costs of outside counsel and in-house and outside experts, incurred in connection with the Moorman Class settlement process, including those activities described in Section V.C., below, which McNeil asserts directly and indirectly benefited the Moorman Class. Counsel has indicated that the aggregate amount of the claim will not exceed $590,000.

     James F. Fotenos, Class Counsel, pursuant to Court order, has been paid by National Realty at his hourly rates for work performed in connection with the Resolution Agreement. Mr. Fotenos has advised the parties and the Court that he will not seek any further award of attorneys' fees and costs in connection with the Amended Cash Distribution Agreement or the payment by National Realty of $11,400,000 to be made thereunder.

  B. CLASS MEMBERS' PARTICIPATION IN THE FINAL HEARING

     If you are a Class Member, you will receive the benefits of, and be bound by, the terms of the Amended Cash Distribution Agreement and any final judgment entered thereon by the Court.

     You may, if you wish, object to the Amended Cash Distribution Agreement or to any application for awards of attorneys' fees, incentive fees and/or costs and expenses. If your objection is rejected by the Court, however, you will be bound by the Amended Cash Distribution Agreement and any final judgment entered thereon just as if you had not objected.

     You may, as a Class Member, enter an appearance through counsel of your own choosing and at your own expense to object to or comment upon the Amended Cash Distribution Agreement or fee requests. Otherwise, your interests as a Class Member will be represented by Class Counsel, James F. Fotenos, Esq., whose address and telephone number are listed below.

     Any Class Member may appear at the Final Hearing to show cause why the Amended Cash Distribution Agreement should not be approved, why the claims asserted by the Committee, McNeil, and Moorman against National Realty, SAMLP and their Affiliates should not be denied and/or dismissed with prejudice, and to pursue objections to any award(s) of attorneys' fees, incentive fees and/or costs; provided, however, that no such person will be heard unless his or her objection or opposition, and the basis therefor, is made in writing, together with copies of all other papers and briefs to be submitted by him or her to the Court at the Final Hearing, and filed with the Clerk of the Court, located at 401 Marshall Street, Redwood City, California 94063 (Case No. 322135), by no later than September 30, 1998, and showing due proof of delivery or mailing to the following parties and counsel:

Upon Syntek:                       Robert A. Waldman, Esq.
                                   c/o Basic Capital Management, Inc.
                                   10670 North Central Expressway, Suite 600
                                   Dallas, Texas 75231
With a copy to:                    Michael T. Williams, Esq.
                                   Heller, Ehrman, White & McAuliffe
                                   601 So. Figueroa Street, 40th Floor
                                   Los Angeles, California 90017
Upon Class Counsel:                James F. Fotenos, Esq.
                                   Fotenos & Suttle, P.C.
                                   50 California Street, Suite 700
                                   San Francisco, California 94111
Upon the Committee:                Kenneth R. Kelly, Chair
                                   National Realty, L.P. Oversight Committee
                                   2533 Allen Drive
                                   Auburn, California 95602
With a copy to:                    Julie E. Green, Esq.
                                   McDonough, Holland & Allen
                                   A Professional Corporation
                                   555 Capitol Mall, Ninth Floor
                                   Sacramento, California 95814

A Class Member who does not make his or her objection in the manner provided above will be deemed to have waived all objections and opposition to the fairness, reasonableness and adequacy of the Amended Cash Distribution Agreement, or to any application for award of attorneys' fees and/or costs.

     The Court also desires to hear from Limited Partners who are not Class Members. Accordingly, Limited Partners of National Realty who are not also Class Members may also comment and appear in the same manner described above for Class Members.

  C. EXAMINATION OF PAPERS AND INQUIRIES

     This Notice is qualified in its entirety by the Amended Cash Distribution Agreement. A complete copy of the Settlement Agreement can be obtained by calling National Realty, L.P., Investor Relations, at (214) 692-4800, or by writing to National Realty, L.P., Investor Relations, at 10670 N. Central Expressway, Suite 300, Dallas, Texas 75231. The official records in this case may be reviewed during regular business hours at the office of the Clerk of the Court, at 401 Marshall Street, Redwood City, California 94063.

     Inquiries regarding the Amended Cash Distribution Agreement or the matters discussed herein should be addressed to Class Counsel, as follows:

Class Counsel:                      James F. Fotenos, Esq.
                                    Fotenos & Suttle, P.C.
                                    50 California Street, Suite 700
                                    San Francisco, California 94111
                                    Tel: (415) 781-0250
                                    Fax: (415) 398-1869

              PLEASE DO NOT CALL OR WRITE THE JUDGE IN THIS CASE.

  D. NOTICE TO BROKERS AND OTHER NOMINEES

     Brokerage firms and other persons who act as nominees for Class Members are requested, within five (5) calendar days of receipt of this Notice, to:

          (1) Forward copies of this Notice to each such beneficial owner and provide National Realty with written confirmation that this Notice has been so forwarded; and

          (2) Provide National Realty, 10670 North Central Expressway, Suite 600, Dallas, Texas 75231 (Attention: Investor Services), with the names and addresses of such beneficial owners, if they have not already done so.

     Additional copies of this Notice may be obtained from National Realty for forwarding to such beneficial owners.

V. SUMMARY OF DISPUTES CONCERNING THE IMPLEMENTATION OF THE MOORMAN SETTLEMENT AGREEMENT

     The Moorman Settlement Agreement was entered into by Moorman and the other representative plaintiffs in the Moorman Class Action, and certain defendants in the action, including SAMLP and National Realty, as of May 9, 1990. The Settlement Agreement was approved by the Court on June 29, 1990. In the seven years between its approval and June 27, 1997, when the Court heard the motion of the Oversight Committee and SAMLP to approve the Implementation Agreement, various disputes arose under the Settlement Agreement. The following is a brief summary of those disputes, and how they will be affected by the Amended Cash Distribution Agreement.

  A. DISPUTES BETWEEN THE COMMITTEE, NATIONAL REALTY AND SAMLP; CLAIMS OF CLASS MEMBERS

     (1) Disputes Purportedly Resolved By the Implementation Agreement

     In negotiating the Implementation Agreement that was submitted to the Court in June 1997, the Committee and SAMLP, as General Partner of National Realty, resolved various disputes that had arisen between them.

       (a) "Exit Fee" Dispute

     The first dispute (the "exit fee" dispute) involved the question of how much SAMLP was entitled to be paid upon its resignation as General Partner of National Realty and the election of a Successor General Partner under the terms of the Moorman Settlement Agreement and the National Realty Partnership Agreement. SAMLP claimed entitlement to $32,750,000.

       (b) Southmark Settlement

     A second dispute involved the Committee's claim that, in December 1991, SAMLP had caused National Realty to contribute $1,700,000 toward a settlement (the "Southmark Settlement") among National Realty, Southmark Corporation, ART, Syntek West, Inc. (an affiliate of SAMLP), Gene E. Phillips, and William S. Friedman. The Committee claimed that National Realty's contribution of $1,700,000 toward the Southmark Settlement was made without the consent of the Committee, contrary to the provisions of the Moorman Settlement Agreement, and, in any event, that it was a waste of assets in that it was not required by the Southmark Settlement.

       (c) Garden Capital Note

     A third dispute existed between the Committee and SAMLP and National Realty concerning National Realty's issuance of a note payable to Garden Capital, L.P., an affiliate of National Realty, in the amount of $900,000, to extinguish a promissory note originally issued by National Realty to Southmark Corporation. The Committee claimed that the issuance of that $900,000 promissory note to Garden Capital constituted an affiliated-party transaction that should have been, but was not, approved by the Committee.

     In entering into the Implementation Agreement, the Committee, SAMLP, and National Realty resolved all of their disputes under the Moorman Settlement Agreement through their agreement that the amount of the exit fee payable by National Realty to SAMLP upon SAMLP's resignation and the election of a Successor General Partner would be $12,471,500, payable pursuant to an interest-bearing promissory note over three years. For a fuller description of the disputes between the Committee and SAMLP and National Realty, see the Notice of Implementation Agreement, dated April 7, 1997, at pp. 4-6, which was transmitted to each of the Moorman Class Members.

     (2) Disputes After the Rejection of the Implementation Agreement

     Subsequent to the Court's rejection of the Implementation Agreement, the Committee has ascertained that it may have at least two other potential claims against SAMLP for breach of the Settlement Agreement. First, SAMLP has caused National Realty to directly make certain loans secured by interests in unimproved real property, without the Committee's consent. The Committee has asserted that the making of such direct loans by SAMLP constituted a new line of business, and that SAMLP had no authority to make such loans without the Committee's consent, in light of the provisions of Section 5.4(a)(iv) of the Settlement Agreement. Second, the Warrants provided for in Article II of the Settlement Agreement were never listed for trading on the AMEX, as provided in
Section 2.3(a) of the Settlement Agreement. SAMLP asserts that it did attempt in good faith to list the Warrants, and that the Warrants did not qualify for such listing under the rules of the AMEX.

     SAMLP has contested the Committee's claims and assertions with respect to each of the disputes or potential disputes between the Committee and SAMLP.

     By entering into the Amended Cash Distribution Agreement, the Committee, SAMLP and National Realty will resolve any and all disputes or claims between themselves under the Settlement Agreement.

     (3) Survivability of Certain Claims of Class Members

     The existing Amended Cash Distribution Agreement does not purport to bar all possible claims of Class Members. Because the Amended Cash Distribution Agreement is between the Committee, SAMLP and National Realty, it does not bar any potential claims of Class Members against the Committee, nor does it bar potential claims of Class Members against SAMLP or any of its Affiliates for acts or conduct outside the Settlement Agreement.

     It is the intention of the Committee to petition the Court, at the Final Hearing, to include in its final order or judgment a release of the members of the Committee from any claim by the Class Members against one or more members of the Committee for any act or conduct undertaken by the members of the Committee within the course and scope of their duties as members of the Committee. Class Counsel has advised the Committee that he will raise no objection to this request. If the Court were to grant the petition, the effect would be to release the members of the Committee from any claims that the Class Members might have against them for any such acts or conduct. Such a release, if approved and ordered, would be effective as of the date of the termination of the Settlement Agreement.

     Further, it is the intention of Syntek to petition the Court, at the Final Hearing, to include in its final order or judgment a release of Syntek, National Realty and Syntek's partners and affiliates from any claim by the Class Members against Syntek and National Realty for any act or conduct undertaken by Syntek or National Realty within the course and scope of Syntek's or National Realty's duties under the Settlement Agreement. Class Counsel has advised Syntek that he will raise no objection to this request. If the Court were to grant the petition, the effect would be to release Syntek and National Realty from any and all claims that the Class Members might have against Syntek or National Realty for any such acts or conduct. Such a release, if approved and ordered, would be effective as of the date of the termination of the Settlement Agreement.

     The Amended Cash Distribution Agreement bars potential claims against SAMLP and its Affiliates for acts or conduct in alleged breach of the Settlement Agreement by reason of the termination of the "Plan" under the Settlement Agreement. The viability of any claim by Class Members against SAMLP and/or its Affiliates, whether otherwise related or unrelated to the Settlement Agreement, will depend upon the particular allegations that might be made in connection with any such claim, and cannot be determined in advance.

  B. JOSEPH B. MOORMAN'S PETITION FOR APPOINTMENT OF A RECEIVER OF NATIONAL REALTY AND FOR DISCHARGE OF THE OVERSIGHT COMMITTEE

     On September 3, 1996, Moorman, one of the representative plaintiffs in the Moorman Class Action, represented by separate counsel and not by Class Counsel, filed a motion for (i) an order compelling enforcement of the Settlement Agreement, (ii) the appointment of a receiver to manage National Realty in the place and stead of SAMLP, and (iii) for collateral relief. Moorman claimed that National Realty and SAMLP had failed to sell properties for the benefit of the Class Members as, allegedly, required by the Settlement Agreement. Moorman also sought orders enjoining ART, an affiliate of SAMLP and the largest Unitholder of National Realty, from voting the Units ART had acquired in National Realty since August 1991, and requiring ART to disgorge the "price enhancement" of the Units of National Realty acquired by ART above the amounts paid for them by ART since August 1991.

     On December 31, 1996, the Court ruled that Moorman had no standing to seek the appointment of a receiver at that time and that, in light of the fact that the Committee, SAMLP and National Realty had entered into the Implementation Agreement, any ruling on the merits of Moorman's motion would be premature.

     On February 24, 1997, Moorman renewed his motion, adding requests (i) that the Court discharge the Oversight Committee, and (ii) that the Court vacate its prior order tentatively approving the Implementation Agreement. On April 10, 1997, the Court ruled that Moorman lacked standing in his individual capacity to seek to disband the Committee and to vacate the Implementation Agreement, but that Moorman was not precluded from raising his claims as objections to the Implementation Agreement at the hearing to be held thereon in June 1997. Moorman, through his separate counsel, opposed the Implementation Agreement on the ground, among others, that it provided no benefits to the holders of National Realty's Warrants.

     After the Court declined to approve the Implementation Agreement, Moorman joined with Invenex, SAMLP, the Committee and National Realty in entering into the Resolution Agreement. By Invenex's withdrawal of its motion for approval of the Resolution Agreement at the Court's hearing on July 31, 1998, that Agreement has become moot. By indicating, at the July 31 hearing, his support of the Amended Cash

Distribution Agreement, Moorman has effectively withdrawn his motions for appointment of a receiver for National Realty and for collateral relief, provided the Amended Cash Distribution Agreement is approved at the Final Hearing and is implemented.

  C. ROBERT A. MCNEIL'S PETITION TO BE APPOINTED AS RECEIVER OF NATIONAL REALTY

     McNeil was one of the defendants in the Moorman Class Action. He was a party to the Moorman Settlement Agreement and served as one of the three members of the Committee from its formation in July 1990 until he resigned from the Committee in June 1992.

     In January 1997, McNeil filed a motion with the Court to (i) disband the Oversight Committee, (ii) be installed as receiver of National Realty, and (iii) vacate the Court's earlier order tentatively approving the Implementation Agreement. McNeil claimed that SAMLP had thwarted the terms and objectives of the Moorman Settlement Agreement and had delayed the implementation of the Plan established by the Settlement Agreement, enabling SAMLP's affiliates to acquire ownership and voting control of a majority of the outstanding Units of National Realty. McNeil also attacked the Implementation Agreement as inadequate, because, among other things, it provided no benefit to the holders of National Realty's Warrants, and as containing terms beyond the power of the Committee to negotiate.

     By Order dated April 3, 1997, the Court denied McNeil's motion on the ground that he lacked standing to bring it at that time. The Court held, however, that McNeil was not precluded from raising his claims in connection with the Court's consideration of the Implementation Agreement. McNeil opposed the Implementation Agreement at the hearing held thereon in June 1997.

     After the Court declined to approve the Implementation Agreement, McNeil renewed his motions to be installed as a receiver of National Realty and for disbanding of the Oversight Committee. The Court heard McNeil's motions on December 4, 1997, and June 8, 1998. Further hearing on those motions has been continued to the Final Hearing, pending the Court's final consideration of the Amended Cash Distribution Agreement. At those hearings, McNeil also opposed the Resolution Agreement (both original and as amended) as providing insufficient benefits to the Class Members.

     McNeil is not a party to the Amended Cash Distribution Agreement and he is not a Moorman Class Member. Accordingly, he will not be entitled to the benefits of the Amended Cash Distribution Agreement nor will he be bound by the releases granted therein. If the Court finally approves the Amended Cash Distribution Agreement and denies McNeil's motion to be installed as a receiver, McNeil may have a right to appeal to, or to file a petition for a prerogative writ of mandate or prohibition with, the California Court of Appeal, First Appellate District, in San Francisco, California.

  D. CLAIMS OF CERTAIN INDIVIDUAL CLASS MEMBERS

     Twenty-two (22) Class Members (the "Individual Class Members") filed a request to appear through separate counsel on May 15, 1998. At the July 31 hearing, such separate counsel for the Individual Class Members attended, but did not state whether or not such Individual Class Members would support or oppose approval of the Amended Cash Distribution Agreement.

  E. POSITION OF NON-CLASS MEMBER LIMITED PARTNER

     In addition, a non-attorney representative of a Limited Partner that is not a Class Member also attended the July 31 hearing, but did not state whether his client would support or oppose approval of the Amended Cash Distribution Agreement.

VI. WHY SAMLP AND NATIONAL REALTY ENTERED INTO THE AMENDED CASH
DISTRIBUTION AGREEMENT

     For the three years ended December 31, 1997, the average direct expenses paid by National Realty under the Moorman Settlement Agreement for the administration of the Settlement Agreement averaged almost $600,000 per year. These expenses consisted of the salaries of the three members of the Committee and the fees of the Committee's financial analyst and the Committee's counsel. In addition, National Realty has incurred significant indirect expenses in administering the Settlement Agreement, including the costs of its staff and accounting personnel. The management of the General Partner has spent a substantial number of hours over the past three years in the administration of the Settlement Agreement.

     When it is finally approved and implemented, the Amended Cash Distribution Agreement will eliminate the costs and expenses of compliance with the Moorman Settlement Agreement and will free up time of the management and administrative personnel assisting in the General Partner's management of National Realty to assist the Successor General Partner in administering and maximizing the value of National Realty for the benefit of its Limited Partners.

VII. WHY CLASS COUNSEL SUPPORTS THE AMENDED CASH DISTRIBUTION AGREEMENT

     Class Counsel opposed the Implementation Agreement primarily because it did not provide any benefits to the majority of the Class Members. Class Counsel supports the Amended Cash Distribution Agreement because it addresses this concern by providing substantial and certain benefits to the Class Members.

     In supporting the Amended Cash Distribution Agreement, Class Counsel also considered the claims that have been advanced by those who have asserted that SAMLP has not complied with the Moorman Settlement Agreement. Class Counsel has concluded that the substantial and certain benefits provided by the Amended Cash Distribution Agreement are preferable to the uncertain benefits for the Class Members from the pursuit of any of these claims.

VIII. WHY THE COMMITTEE ENTERED INTO THE AMENDED CASH DISTRIBUTION
     AGREEMENT

     The Committee entered into the Amended Cash Distribution Agreement for the same reasons that Class Counsel supports it. In addition, however, the Committee entered into the Amended Cash Distribution Agreement because the Committee believed that the Amended Cash Distribution Agreement is structured to provide benefits to the Non-Affiliated Unitholders of National Realty who are not also Class Members. The benefits to such persons, in the Committee's view, are as follows:

          (1) The Successor General Partner is required to repay to National Realty, pursuant to a promissory note, the $11,400,000 plus interest, as well as any award of fees by the Court.

          (2) The repayment of that note will be guaranteed by ART.

          (3) National Realty's and National Operating, L.P.'s Partnership Agreements will be amended to:

             (a) prohibit a Successor General Partner from having its interest repurchased upon a voluntary resignation or removal; and

             (b) avoid fees being paid twice.

IX. TAX EFFECT

THE DISCUSSION BELOW DOES NOT CONSTITUTE A REPRESENTATION BY ANY PERSON REGARDING THE ACTUAL TAX TREATMENT OF THE QSF OR THE DISTRIBUTIONS TO CLASS MEMBERS.

  A. TAXATION OF ESCROWED FUNDS

     The Escrowed Funds will constitute a "Qualified Settlement Fund" (the "QSF") for tax purposes. See Treasury Regulation section 1.468B-1, et seq. For administrative and procedural purposes the QSF will be treated as a corporation and will be subject to tax on its modified gross income at the maximum applicable rate for trusts and estates. It is anticipated that the QSF's gross income will consist solely of interest income on the investment of the $11,400,000 in cash.

     The maximum applicable federal tax rate for trusts and estates currently is 39.6%. The QSF will also be subject to California taxation at the rate of 9.3%, for an estimated combined effective tax rate of 45%.

     The $11,400,000 in cash contributed by National Realty to the QSF is not taxable income to the QSF. The QSF will have an initial tax basis equal to the $11,400,000 contributed by National Realty.

     A QSF is only entitled to certain deductions. The QSF will be entitled to deduct the costs of the Settlement Administrator as well as any other administrative costs and incidental expenses incurred in connection with the operation of the QSF. See Section III.B(2). Because the QSF is treated as a separate entity for tax purposes, the income of the QSF cannot be offset by losses or deductions accrued by National Realty.

     Since it is anticipated that the QSF will have modified gross income based on interest earned on the Escrowed Funds, after deducting its allowable expenses, the administrator of the QSF will retain sufficient funds in the escrow to pay the taxes of the QSF.

  B. TAXATION OF DISTRIBUTIONS TO CLASS MEMBERS

     Distributions from the QSF likely will be treated as income to the Class Members at such time as those distributions are received by the Class Members. The determination of the character of the recovery will be made by the QSF Administrator based upon applicable tax law. California, pursuant to Revenue and Taxation Code Section 17551, has adopted the provisions of Internal Revenue Code ("IRC") Section 468B. Each Class Member should seek the advice of such Class Member's tax advisor to determine the federal and state tax consequences of any distribution from the QSF. The QSF may be required to send each Class Member an Internal Revenue Service Form 1099, which will reflect the receipt of the recovery.

X. GLOSSARY

     The following is a glossary of certain key terms used in this Notice, which, as used herein, have the meanings assigned below, unless the context requires otherwise:

          "Amended Cash Distribution Agreement" means the Cash Distribution Agreement as amended by Paragraph 2 of the August 4 Order.

          "ART" means American Realty Trust, Inc., a Georgia corporation.

          "August 4 Order" means the Court's order of August 4, 1998.

          "Cash Distribution Agreement" means the Agreement for Cash Distribution and Election of Successor General Partner, dated as of July 15, 1998, among SAMLP, National Realty, ART and the Committee.

          "Class Counsel" means and refers to James F. Fotenos, Esq., of Fotenos & Suttle, P.C., San Francisco, California.

          "Court" means the Superior Court, State of California, County of San Mateo.

          "Escrowed Funds" means the $11,400,000 in cash deposited into an escrow account as described in Section III.A. of this Notice.

          "Exit Fee" is a short-hand term that has been used by the directly involved parties and their counsel to describe the aggregate of payments that would go to a departing general partner under the original terms of National Realty's Partnership Agreement, as slightly modified by the Settlement Agreement.

          "Final Hearing" means the hearing on final approval of the Amended Cash Distribution Agreement, which the Court has scheduled for October 16, 1998.

          "Implementation Agreement" means the Amended and Restated Implementation Agreement, dated as of February 20, 1996, as further amended, by and among SAMLP, National Realty, the Committee, William H. Elliott, and NRGP, Inc.

          "LIBOR" means the London InterBank Offered Rate.

          "McNeil" means Robert A. McNeil.

          "Moorman" means Joseph B. Moorman.

          "Moorman Class" refers to all persons who, as of September 17, 1987, were limited partners of McNeil Real Estate Fund VI, Ltd., McNeil Real Estate Fund VII, Ltd., and/or McNeil Real Estate Fund VIII, Ltd., excluding therefrom the defendants named in the Moorman Class Action, their Affiliates (as defined in the Settlement Agreement), legal representatives, and members of the immediate family of each of the named individual defendants in the Moorman Class Action, and excluding therefrom each of the plaintiffs and their Affiliates in the action brought by Liquidity Fund, et al., against Southmark Corporation, et al., in the San Mateo County Superior Court on or about August 3, 1988 (Action No. 322435).

          "Moorman Class Action" means the action entitled Joseph B. Moorman, et al., v. Southmark Corporation, et al., Case No. CV 322135, filed in the San Mateo County Superior Court on September 2, 1987, as amended from time to time thereafter.

          "Moorman Class Members" or "Class Members" means and refers to the members of the Moorman Class who became, upon National Realty's organization in 1987, Limited Partners of National Realty, and who did not elect, pursuant to the terms of the Moorman Settlement Agreement, to opt out of the Moorman Class.

          "Moorman Settlement Agreement" or "Settlement Agreement" means the Settlement Agreement dated as of May 9, 1990, in the Moorman Class Action, by and among plaintiffs and defendants National Realty, National Operating, L.P., McNeil, SAMLP, Gene E. Phillips, William S. Friedman, and Shearson Lehman Hutton, Inc., successor-in-interest to defendant E. F. Hutton & Company, Inc.

          "National Operating, L.P." means National Operating, L.P., a Delaware limited partnership, of which National Realty owns a 99% limited partner interest and SAMLP owns a 1% General Partner interest.

          "National Realty" means National Realty, L.P., a Delaware limited partnership.

          "Non-Affiliated Limited Partners" means the Limited Partners of National Realty who are not affiliates of SAMLP, or of SAMLP's affiliates.

          "Oversight Committee" or "Committee" means the National Realty Oversight Committee established under the Settlement Agreement.

          "QSF" means a Qualified Settlement Fund as defined in Treasury Regulation Section 1.468B-1.

          "Repayment Note" means the promissory note referred to in Section III.C. of this Notice.

          "Resolution Agreement" means and refers to the Amendment and Restatement of Agreement for Establishment of Class Distribution Fund and Election of Successor General Partner, dated as of December 15, 1997, by and among SAMLP, National Realty, the Oversight Committee, Moorman, Class Counsel and Invenex, as amended on May 19, 1998.

          "SAMLP" or "Syntek" means Syntek Asset Management, L.P., a Delaware limited partnership.

          "Settlement Administrator" means the independent administrator to be appointed by the Court, as referred to in Section III.B.(2) of this Notice.

          "Total Cash Distribution" means $11,400,000 in cash, plus net-after-tax interest earned at the 90 Day LIBOR Rate, plus 2% per year, from the date of the Court's order granting final approval of the Amended Cash Distribution Agreement minus the expenses of the QSF. This definition has been modified from the definition in the Cash Distribution Agreement by the Court's Order approving the Notice.

          "Units" means the outstanding units of limited partnership interests issued by National Realty.

          "Warrants" means the warrants to purchase 2,019,579 Units (after adjusting for splits) issued by National Realty to Class Members pursuant to a Prospectus dated February 7, 1992 with an exercise price of $16.00 per Unit (post split), which warrants expired on February 14, 1997, if not exercised.

     DATED: September 1, 1998
                                            BY ORDER OF THE COURT:

                                                   /s/ PEGGY THOMPSON
                                            ------------------------------------
                                            Clerk of the Superior Court

PLEASE DO NOT CONTACT THE COURT WITH QUESTIONS ABOUT THIS NOTICE. QUESTIONS ABOUT THIS NOTICE SHALL BE MADE TO CLASS COUNSEL, IDENTIFIED AT PAGE 11 OF THIS NOTICE.

                                   EXHIBIT A

                          CASH DISTRIBUTION AGREEMENT

                        AGREEMENT FOR CASH DISTRIBUTION
                   AND ELECTION OF SUCCESSOR GENERAL PARTNER

     This Agreement for Cash Distribution and Election of Successor General Partner ("Agreement"), dated as of July 15, 1998, is made by and among Syntek Asset Management, L.P. ("Syntek"), the General Partner of National Realty, L.P. (the "Partnership"), American Realty Trust, Inc. ("ART"), the Partnership and the National Realty, L.P. Oversight Committee (the "Committee").

                                    RECITALS

     A. Pursuant to a Settlement Agreement, dated as of May 9, 1990, the plaintiffs, Joseph B. Moorman, et al., and defendants, the Partnership, National Operating, L.P., Syntek, Gene E. Phillips, William S. Friedman, Robert A. McNeil, and Shearson Lehman Hutton, Inc., successor-in-interest to defendant E.F. Hutton & Company, Inc. agreed to settle a class action litigation matter filed in the Superior Court (the "Court") of the State of California in and for the County of San Mateo, Case No. 322135, captioned as Moorman, et al., v. Southmark Corporation, et al.

     B. In furtherance of the provisions set forth in the Settlement Agreement, the parties to this Agreement desire to proceed with the election of a Successor General Partner to Syntek, as general partner of the Partnership, on the terms and conditions set forth in this Agreement.

     C. The parties have agreed that if Syntek nominates an affiliate of Syntek ("Syntek Affiliate") on the terms and conditions set forth in this Agreement, the parties to the Agreement (i) will not oppose the election of the Syntek Affiliate and (ii) will not propose, or otherwise assist, a candidate to run against the Syntek Affiliate.

     D. The Partnership has agreed to contribute, on the terms and conditions set forth in this Agreement, $11,400,000 in cash for distribution to the former holders of the Partnership's Warrants ("Former Warrantholders"). In addition, the Partnership has agreed to pay certain expenses related to this Agreement, as described herein.

     E. The parties to this Agreement now desire to set forth their intentions and agreements with respect to the terms and conditions relating to the election of the Syntek Affiliate (or non-affiliate) as the successor general partner to Syntek (the "Successor General Partner") and the distribution by the Partnership of the cash to the Former Warrantholders.

     NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                                   AGREEMENT

     1. Nomination of Successor General Partner.

          A. Upon the Court's final approval of this Agreement, Syntek shall provide to the Committee the name of its nominee for Successor General Partner. Syntek shall also state that such nominee is an Affiliate and shall provide (i) the information required by Item 404 of Regulation S-K of the Securities and Exchange Commission ("SEC"), as set forth in Section 6.3(b) of the Settlement Agreement and (ii) such other information as reasonably necessary to enable the Committee to determine that it has no objections to such nominee's holding the office of general partner for reason other than such nominee's affiliate status. If the Committee makes such an objection, the Committee shall be entitled to petition the Supervising Judge. If the Supervising Judge finds that the Committee's objections have merit, Syntek shall nominate a different nominee (as its Affiliate nominee for Successor General Partner).

          B. Subject to the Committee's right in Section 1A above, Syntek, for and on behalf of the Partnership, shall promptly prepare and file with the SEC a proxy statement under Regulation 14A and Schedule 14A of the Securities Exchange Act of 1934, as amended (the "1934 Act").

          C. The Committee, and the Committee's attorneys and agents, shall be entitled to review and comment upon all documents submitted to the SEC or any other regulatory agencies. However, the proxy statement shall specify that the Committee:

             i. Makes no representation regarding the information set forth in the proxy statement;

             ii. Has not participated in the preparation of the proxy statement; and

             iii. Assumes no legal responsibility for the information contained in the proxy statement.

          The Committee shall not have any prior approval rights regarding Syntek's decision to file any documents with the SEC or any other regulatory agency. However, the Committee shall be entitled to petition the Supervising Judge to prevent Syntek from making any filing with the SEC, or other applicable regulatory agency. The Supervising Judge shall be required to order Syntek not to make such filing if the Supervising Judge finds that
     (i) the Committee's objections are material to the solicitation of the unitholders or (ii) the Committee has not had adequate time to review the documents to be filed.

          D. If Syntek's Affiliate nominee as Successor General Partner fails to be elected (due to the pro rata voting provisions in Section 3 below), Syntek shall promptly nominate a non-affiliate to be the candidate as Successor General Partner. Syntek shall provide the Committee with the information required by Section 6.3(b) of the Settlement Agreement, so that the Committee can determine whether the Committee believes the nominee is a non-affiliate of Syntek. Syntek shall also provide the Committee with such other information as reasonably necessary to enable the Committee to determine that it has no objections to such nominee's holding the office of general partner. If the Committee makes such an objection, the Committee shall be entitled to petition the Supervising Judge. If the Supervising Judge finds that the Committee's objections have merit, Syntek shall nominate a different non-affiliate nominee. Syntek shall cause its Affiliates, including the ART Group (as defined in Section 15), to vote all of their units in favor of the election of the non-affiliate as Successor General Partner. If Syntek's Affiliates control enough votes to ensure the election of the non-affiliate as Successor General Partner, in lieu of filing a proxy statement with the SEC, Syntek may prepare and file with the SEC an information statement under Regulation 14C and Schedule 14C of the 1934 Act. All of the terms and conditions set forth above related to the proxy statement shall apply equally to the information statement.

     2. Non-Opposition to Syntek Affiliate. Other than as expressly provided by this Agreement, the Committee shall not oppose the election of the Syntek Affiliate nor will the Committee propose any candidate to run against the Syntek Affiliate.

     3. Pro Rata Voting Requirement. In connection with the vote on the Syntek Affiliate, all Units of the Partnership held by Syntek, or any affiliate of Syntek, shall be voted pro rata (without regard to abstentions) to the votes cast by the limited partners of the Partnership who are not affiliates of Syntek, in accordance with Section 6.4 of the Settlement Agreement.

     4. Transfer of General Partner Interests/Assumption of General Partner Obligations and Note. Upon the election and taking of office by the Successor General Partner, Syntek shall assign to the Successor General Partner all of Syntek's rights as general partner under the Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"). At the same time, the Successor General Partner shall assume all of Syntek's obligations as general partner under the Partnership Agreement and shall assume all of Syntek's obligations under the promissory note given to the Partnership by Syntek as partial consideration for Syntek's general partnership interest in the Partnership ("Syntek's Capital Contribution Note"). As of June 30, 1998, Syntek's Capital Contribution Note had a principal balance of $4,175,593 plus accrued interest of approximately $7.8 million. The Successor General Partner shall also be subject to the requirement to repay to the Partnership the amount of the Total Cash Distributions and Fees as set forth in Section 10 of this Agreement and shall assume the note obligations as set forth under Section 10 below.

     5. Waiver of Exit Fee. Upon the election and taking of office of the Successor General Partner, Syntek shall, on its own behalf and its successors, waive all of its rights to the payment of any fee which may be required to be paid by the Partnership pursuant to Section 6.5 of the Settlement Agreement.
                                     II-A-2

     6. Amendment to Partnership Agreement. Prior to the election of the Successor General Partner, Syntek shall have caused an amendment to the Partnership Agreement in the form attached hereto as Exhibit A to become effective and shall have caused a similar amendment to the partnership agreement of National Operating, L.P. to become effective. Such amendment shall prohibit any payment by the Partnership to the Successor General Partner for the repurchase of the Successor General Partner's interest in the Partnership under
Article 9 and Paragraphs 17.9 and 17.10 of the Partnership Agreement upon the voluntary resignation of the Successor General Partner. Such amendment shall also limit the amount which may be paid by the Partnership under the Partnership Agreement to any parties who may serve as general partner of the Partnership at any time after the Successor General Partner ceases to serve as general partner and has had its interest repurchased. (See paragraphs 9.17 and 17.9.6 of the amendment to the Partnership Agreement attached hereto as Exhibit A and the examples to paragraphs 9.17 and 17.9).

     7. Resolution of Disputes. This Agreement resolves any and all disputes or claims arising under the Settlement Agreement among the parties to this Agreement. As consideration for the waiver by Syntek of any fees owed under
Section 5 above, and its performance of this Agreement, Syntek shall have no obligation to pay any sums to the Partnership, the Former Warrantholders or the Class Members.

     8. Cash Distribution. Immediately prior to the taking of office by the Successor General Partner, the Partnership shall contribute $11,400,000 in cash (plus interest from the date of the Court's Order granting final approval of this Agreement), pursuant to the Court order referred to in this paragraph 8 for distribution to the Former Warrantholders (the "Total Cash Distribution"). The interest shall be equal to 90 day LIBOR (the "LIBOR Rates") plus 2% per annum, based on such LIBOR Rates in effect at the time of the Court's Order, and then every 90 days thereafter. The Total Cash Distribution shall be distributed to the Former Warrantholders on a pro rata basis based on the number of Warrants held by the Former Warrantholders on the date the Warrants expired on the terms approved by the Court pursuant to an order of the Court.

     9. No Additional Fees from Total Cash Distribution. The Total Cash Distribution shall not be subject to any set-off. Any fees awarded by the Court directly or indirectly related to this Agreement shall be paid by the Partnership (the "Fees").

     10. Repayment of Total Cash Distribution. The Successor General Partner shall be required to repay the amount of the Total Cash Distribution (plus the amount of any Fees) plus interest (on the amount of the outstanding unpaid principal balance of the Total Cash Distribution and the Fees) from the date of the Total Cash Distribution to the Former Warrantholders. The interest shall be equal to the LIBOR Rate plus 2% per annum, based on such LIBOR Rate in effect at the time of the Total Cash Distribution, and then every 90 days thereafter. Such repayment shall be made by the Successor General Partner's assumption of a promissory note from Syntek payable to the Partnership ("Syntek Cash Distribution Repayment Note") with the following terms:

          (i) Due date of 10 years from payment of the Total Cash Distribution;

          (ii) Mandatory principal payments as follows:

             (a) First, Second and third anniversary -- $500,000;

             (b) Fourth, fifth and sixth anniversary -- $750,000;

             (c) Seventh, eighth and ninth anniversary -- $1,000,000; and

             (d) Tenth anniversary -- balance due.

          (iii) Automatic acceleration upon the following events:

             (a) Resignation or removal of the general partner;

             (b) Merger of the Partnership into another entity; and

             (c) Liquidation of the Partnership.

                                     II-A-3

     Any repayments shall be credited first to accrued and unpaid interest, and then to reduce the principal balance of the unpaid Total Cash Distribution and Fees amount. If the total amount required to be repaid by the Successor General Partner has not been repaid upon the Successor General Partner ceasing to be general partner for any reason, including upon (i) the resignation or removal of the Successor General Partner, (ii) the merger of the Partnership into another entity, or (iii) the liquidation of the Partnership, the Successor General Partner shall be required to repay such outstanding amounts. In the case of such a merger or liquidation, the amounts owed by the Successor General Partner shall be repaid prior to the closing of the merger and prior to the final distribution of liquidation proceeds to the partners of the Partnership. ART shall guarantee the full repayment of all amounts owed by the Successor General Partner pursuant to this Section 10. The Partnership shall not be entitled to release ART from its guaranty, unless ART provides for the full satisfaction of the underlying obligation through payment.

     11. Termination of the Settlement Agreement. (a) Upon the later to occur of
(i) the distribution of the cash to the Former Warrantholders as contemplated by
Section 8 hereof, after approval by the Court, and (ii) the selection and taking of office of the Successor General Partner of the Partnership on the terms and conditions set forth in this Agreement, the Settlement Agreement and the Settlement Plan thereunder shall terminate.

     (b) The Partnership shall enter into separate, but identical, indemnification agreements with each member of the Committee ("Indemnification Agreements"). The Indemnification Agreements shall be drafted to be as favorable as possible to the members of the Committee and shall indemnify the members of the Committee, the Committee's agents and attorneys. The Indemnification Agreements shall contain terms similar but not limited to those contained in
Section 21 of the Partnership Agreement, including, but not limited to, the fullest indemnity possible and the advancement of expenses.

     (c) Pursuant to separate but identical releases, Syntek, the ART Group, the Partnership, Gene Phillips and Bill Friedman shall release the members of the Committee from any claims known or unknown, effective the date of the termination of the Settlement Agreement.

     12. Binding Agreement: Supervising Judge's Powers. The parties intend for this Agreement to be binding upon the parties upon the terms and conditions set forth herein. However, the Parties acknowledge that the parties and certain other persons are also parties to an Amendment and Restatement of Agreement for Establishment of Class Distribution Fund and Election of Successor General Partner, dated as of May 19, 1998 (the "Resolution Agreement"). The parties intend for the Court to grant final approval to either this Agreement or the Resolution Agreement. If the Court grants final approval to the Resolution Agreement, this Agreement shall be void. This Agreement shall not be binding on any party hereto until it is executed by at least two of the members of the Oversight Committee and by each other party hereto. If any dispute under this Agreement arises among the Parties, the dispute shall be resolved by the Supervising Judge. The Supervising Judge's decision shall be final and binding upon the parties.

     13. Additional Agreements. The following documents (and all other necessary documents) shall be prepared:

          A. The Proxy Statement/Consent Solicitation;

          B. The Assignment of Interests to Successor General Partner;

          C. The Assumption of Syntek's Capital Contribution Note by Successor General Partner;

          D. The Assumption of the Syntek Cash Distribution Repayment Note;

          E. Notice of Hearing to Class Members, Former Warrantholders and current limited partners;

          F. Amendment to the Partnership Agreement (Exhibit A) and the amendment to the partnership agreement of National Operating, L.P.;

          G. The Committee Indemnification Agreements;

          H. The releases related to the Committee;

                                     II-A-4

          I. The Syntek Cash Distribution Repayment Note; and

          J. The ART guaranty of the payment of the Syntek Cash Distribution
     Note.

     14. Representations and Warranties. Syntek, for and on behalf of the Partnership, and ART each hereby represent and warrant to the other parties hereto that:

          A. The execution, delivery, and performance of this Agreement has been duly executed and delivered by Syntek, the Partnership and ART and constitutes the legal and valid binding obligation of Syntek, the Partnership and ART, enforceable against Syntek, the Partnership and ART in accordance with its terms, except as such enforcement may be subject to bankruptcy, insolvency, reorganization, or other similar laws now or hereinafter in effect, and subject to the equitable powers of the Court which has jurisdiction over the underlying litigation.

          B. Neither Syntek, the Partnership, ART, nor the ART Group, or any of their affiliates were the beneficial owners of any of the Warrants as of the expiration date of the Warrants, and neither Syntek, the Partnership, ART, nor the ART Group has any right to receive any proceeds from the Total Cash Distribution.

     15. Definitions. All terms not defined herein shall have the meaning set forth in the Partnership Agreement or Moorman Settlement Agreement, as applicable, except that the ART Group shall mean (i) Syntek, (ii) Syntek Asset Management, Inc., a Texas corporation, (iii) ART, (iv) Basic Capital Management, Inc., (v) BCM Holdings, Inc., (vi) ART Holdings, Inc., (vii) Messrs. Phillips and Friedman, and (viii) any other person or persons listed, or required to be listed, on the Schedule 13D filings made by ART related to ownership in the Partnership.

     16. Authorization. The signatories of this Agreement represent and warrant that their respective execution, delivery, and performance of this Agreement has been duly authorized.

     17. Miscellaneous.

          A. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts between California residents entered into and to be performed entirely within the State of California, without regard to the principles of conflict of laws, provided, however, the internal governance of the Amended and Restated Partnership Agreement and other Partnership documents shall be governed by the laws of Delaware.

          B. Successors and Assigns. Except as expressly set forth herein, no part of this Agreement or any rights, duties, or obligations described herein shall be assigned or delegated without the express written consent of the parties hereto. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto.

          C. Entire Agreement: No Oral Agreements. This Agreement, including the documents referred to herein, constitutes the full and entire understanding and agreement among the parties with regard to the subject hereof.

          D. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by registered or certified mail or commercial overnight courier (e.g., Federal Express, etc.), return receipt or confirmation of delivery required, or by facsimile transmission with voice confirmation of receipt, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

           i.  Syntek:

              c/o Syntek Asset Management, Inc.
              10670 North Central Expressway, Suite 600
              Dallas, Texas 75231
              Attention: Chief Executive Officer
              Facsimile: (214) 373-0740

                                     II-A-5
               with a copy to:

               Basic Capital Management, Inc.
              10670 North Central Expressway, Suite 600
              Dallas, Texas 75231
              Attention: Chief Executive Officer
              Facsimile: (214) 373-0740

           ii.  ART:

              c/o American Realty Trust, Inc.
              10670 North Central Expressway, Suite 600
              Dallas, Texas 75231
              Attention: Chief Executive Officer
              Facsimile: (214) 373-0740

              with a copy to:

              Basic Capital Management, Inc.
              10670 North Central Expressway, Suite 600
              Dallas, Texas 75231
              Attention: Chief Executive Officer
              Facsimile: (214) 373-0740

           iii.  Partnership:

               c/o Syntek (listed above)

           iv.  Committee:

              Kenneth R. Kelly, Chair
              2533 Allen Drive
              Auburn, California 95603
              Facsimile: (530) 878-9339

              with a copy to:

              McDonough, Holland and Allen
              A Professional Corporation
              555 Capitol Mall, 9th Floor
              Sacramento, California 95814
              Attention: Julie Green
              Facsimile: (916) 444-8334

          E. Cooperation. All parties agree to execute and deliver such other documents, certificates, agreements, and other writings and to take such other actions as may be necessary or desirable in order to expeditiously consummate or implement the transactions contemplated by this Agreement.

          F. Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          G. Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party to this Agreement, upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any party, shall be cumulative and not alternative (except as expressly set forth).
                                     II-A-6

          H. Counterparts. This Agreement may be executed in counterparts, each of which shall be enforceable against the party actually executing such counterpart, and all of which together shall constitute one instrument.

          I. Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          J. Ambiguities. The provisions of this Agreement shall be interpreted without regard to the drafting source and as if all parties drafted this Agreement in a reasonable manner to effect the purposes of the parties.

               [The rest of this page left intentionally blank.]
                                     II-A-7

     Syntek, American Realty Trust, Inc., the Partnership and the Committee indicate their agreement to be bound by the terms of this Agreement by this signature of their authorized representatives below.

NATIONAL REALTY, L.P., a Delaware limited partnership  THE NATIONAL REALTY, L.P.
                                                       OVERSIGHT COMMITTEE

By Syntek Asset Management, L.P., a Delaware Limited                  By /s/ KENNETH R. KELLY
           Partnership, as General Partner              --------------------------------------------------
                                                                         Kenneth R. Kelly,
      By Syntek Asset Management, Inc., a Texas                           Committee Chair
        Corporation, as Managing General Partner                     By /s/ JOSEPH S. RADOVSKY
                                                        --------------------------------------------------
              By /s/ RANDALL M. PAULSON                                 Joseph S. Radovsky,
     -------------------------------------------                         Committee Member
                 Randall M. Paulson,                    AMERICAN REALTY TRUST, INC., a Georgia Corporation
                      President                                        By /s/ KARL L. BLAHA
                  And /s/ GENE E. PHILLIPS              --------------------------------------------------
      -----------------------------------------                      Karl L. Blaha, President
                  Gene E. Phillips

By SYNTEK ASSET MANAGEMENT, L.P., a Delaware Limited
                      Partnership
      By SYNTEK ASSET MANAGEMENT, INC., a Texas
        Corporation, as Managing General Partner
              By /s/ RANDALL M. PAULSON
      -----------------------------------------
            Randall M. Paulson, President
                /s/ GENE E. PHILLIPS
      -----------------------------------------
                  Gene E. Phillips

                                     II-A-8

                                   EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       OF
                         LIMITED PARTNERSHIP AGREEMENT
                                       OF
                             NATIONAL REALTY, L.P.,
                         A DELAWARE LIMITED PARTNERSHIP

     SYNTEK ASSET MANAGEMENT, L.P., a Delaware limited partnership (hereinafter "Syntek"), the sole general partner of NATIONAL REALTY, L.P., a Delaware limited partnership (hereinafter the "Partnership"), pursuant to the authority granted to Syntek by Paragraph 15.2.19(i) of the Limited Partnership Agreement, dated as of January 29, 1987, as amended as of May 14, 1990 (hereinafter the "Partnership Agreement"), hereby amends the Partnership Agreement in the following respects:

          (i) A new definition to Paragraph 2 is added to read as follows:

             "ART Group" means (a) Syntek, (b) Syntek Asset Management, Inc., a Texas corporation, (c) American Realty Trust, Inc., a Georgia corporation, (d) Basic Capital Management, Inc., a Nevada corporation,
        (e) BCM Holdings, Inc., a Nevada corporation, (f) ART Holdings, Inc., a Nevada corporation, (g) Gene E. Phillips, (h) William S. Friedman and
        (i) any other person or persons listed, or required to be listed, on
        Schedule 13D filings made by American Realty Trust, Inc. related to ownership in the Partnership.

          (ii) A new Paragraph 9.17 shall be added to the Partnership Agreement to read as follows:

             9.17 ADJUSTMENT IN FEE CALCULATIONS FOR FEES PAID TO PRIOR GENERAL PARTNERS. Notwithstanding anything else in this Paragraph 9 or this Agreement, no General Partner shall be entitled to a fee if a prior General Partner already received such fee or had its general partner interest under Paragraphs 17.9 and 17.10 repurchased based on the inclusion of such fee. In such case, the General Partner shall only be entitled to fees based on the amount of the increase over the amount for which fees were already paid to the prior General Partner. For purposes of determining the amount owed under Paragraph 17.10 of this Agreement, prior to the set-off required by Paragraph 17.9.6 of this Agreement, this Paragraph 9.17 shall be ignored. An example of this Paragraph 9.17 is set forth below:

                A prior General Partner is involuntarily removed as General Partner. Upon such removal, such General Partner's interest is purchased by the Partnership for $25,000,000 under the calculations made in Paragraph 17.10. The components included in such calculation were as follows:


            Paragraph 9.4 fees..........................................  $ 7,000,000
            Paragraph 9.8.1 fees........................................   12,000,000
            Repurchase of 1.99% interest in the Partnership and National
              Operating, L.P. ..........................................    6,000,000
                                                                          -----------
                      Total.............................................  $25,000,000
                                                                          ===========

                Provided that the successor General Partner upon taking office has purchased its 1.99% interest in the Partnership and National Operating, L.P. from the Partnership and National Operating, L.P., then, the successor General Partner shall not receive any fees under either Paragraphs 9.4 and 9.8.1 until the Partnership's activities have resulted (through actual sales or actual distributions and not through deemed sales or deemed distributions) in $19,000,000 of fees that would have been paid to the General Partner under Paragraphs 9.4 and 9.8.1, but for this Paragraph 9.17. Once the $19,000,000 threshold (the "Threshold Amount") has been met, the successor General Partner shall be entitled to receive fees under Paragraphs
           9.4 and 9.8.1 on

                                     II-A-9
           a current basis based on actual sales and actual distributions for amounts above the Threshold Amount.

                Assume further that at the time of the General Partner's removal above, the General Partner owed the Partnership $30,000,000, such that at the time of removal, the General Partner was required to repay the Partnership $5,000,000 ($25,000,000 owed by the Partnership to the General Partner under Paragraph 17.10 minus $30,000,000 owed by the General Partner to the Partnership). The fact that the General Partner owed the Partnership $5,000,000 shall not reduce the Threshold Amount.

          (iii) Paragraph 17.9 of the Partnership Agreement shall be amended in its entirety to read as follows:

             17.9  PURCHASE OF GENERAL PARTNER'S INTEREST

             17.9.1 Upon Syntek's ceasing to be General Partner, Syntek shall not have its interest in the Partnership repurchased.

             17.9.2 If, after Syntek ceases to be General Partner, a General Partner of the Partnership voluntarily ceases to be General Partner (e.g., by resignation or through the merger of the Partnership into another entity in which the ART Group, or the ART Group's affiliates, are the beneficial owners, as defined in Rule 13d-3 of the Securities Exchange Act of 1934, of more than 10% of such entity prior to such merger or 25% or more of the entity immediately after such merger ["Voluntary Merger"]), such General Partner shall not have its interest in the Partnership repurchased.

             17.9.3 If, after Syntek ceases to be General Partner, a General Partner of the Partnership involuntarily ceases to be General Partner (e.g., by court order, by removal by the limited partners or by merger, other than a Voluntary Merger), such General Partner shall have its interest in the Partnership repurchased. In such a case, such General Partner's interest in (i) the Partnership, as set forth in Paragraph 11 of this Agreement; and (ii) the fees and other compensation to be paid under Paragraph 9 of this Agreement, shall both be purchased by the Partnership for a purchase price equal to the aggregate fair market value of such General Partner's interest in such items determined according to the provisions of Paragraph 17.10 of this Agreement. The purchase price of such interest, after the offsets required by Paragraph
        17.9.5 (the "Net Amount"), shall be paid by the Partnership to such General Partner in the form of an unsecured promissory note in the principal amount of the Net Amount, with interest at 10 percent per annum payable monthly and principal and interest amortized over a period of 36 months in equal consecutive installments.

             17.9.4 For the purposes of this Paragraph 17.9, if the General Partner is an affiliate of Syntek or the ART Group and Syntek or the ART Group control the vote on the removal of the General Partner, the removal of the General Partner by the limited partners of the Partnership shall be considered "voluntary" rather than "involuntary" and therefore, upon such removal, such affiliate General Partner shall not have its interest in the Partnership repurchased.

             17.9.5 Nothing in this Paragraph 17.9 shall remove the General Partner's obligations, either under (i) Paragraph 5.1.2 of this Agreement or (ii) to repay any other loans to the Partnership, including, but not limited to the promissory note to be assumed by the successor General Partner to Syntek related to repayment of the amounts set forth in paragraph 10 of that Agreement for Cash Distribution and Election of Successor General Partner, dated as of July 15, 1998, among Syntek, the Partnership and the National Realty L.P. Oversight Committee
        (finally approved by the Court on             , 1998).

             17.9.6 A successor General Partner that succeeds to the office of General Partner after one or more prior General Partner(s) have had such General Partner(s)' interest in the Partnership purchased under this Paragraph 17.9, shall be entitled to have such successor General Partner's interest purchased on the terms set forth in Paragraphs 17.9.1 through 17.9.5 above; however, the
                                     II-A-10
        amount owed to any successor General Partner shall be set-off by any amounts paid by the Partnership to any prior General Partner(s). An example is set forth below:

             A prior General Partner unaffiliated with Syntek or the ART Group is removed by the limited partners. Upon such removal, such General Partner's interest is purchased by the Partnership for $25,000,000 under the calculations made in Paragraph 17.10. However, the General Partner owed the Partnership $13,000,000 pursuant to Paragraph 5.1.2 of this Agreement and $12,000,000 pursuant to the amounts set forth in Paragraph 17.9.5(ii) above, for a total of $25,000,000. Accordingly, upon such removal, such amounts were netted, resulting in neither a payment from the Partnership nor the General Partner. Two years later, a new General Partner is involuntarily removed and under the new calculations in Paragraph 17.10, the payment for the purchase of the new General Partner's interest is calculated to be $30,000,000, prior to the set-off in Paragraph 17.9.6. Therefore, upon the new General Partner involuntarily ceasing to be the General Partner, the new General Partner's interest shall be repurchased by the Partnership for a payment of $5,000,000 ($30,000,000 Paragraph 17.10 calculation minus a $25,000,000 set off for the amounts previously paid to the prior General Partner) minus the amount of any outstanding loans from the Partnership to the General Partner.

               [The rest of this page left intentionally blank.]
                                     II-A-11

     IN WITNESS WHEREOF, Syntek has executed this Certificate of Amendment of
Limited Partnership Agreement as of the           day of           , 199  .

                                            SYNTEK ASSET MANAGEMENT, L.P., a
                                            Delaware limited partnership

                                            By SYNTEK ASSET MANAGEMENT, INC.,
                                             a Texas corporation, as managing
                                               general partner

                                             By
                                             -----------------------------------
                                                Randall M. Paulson, President

                                            By
                                            ------------------------------------
                                             Gene E. Phillips, General Partner

STATE OF TEXAS

COUNTY OF DALLAS

     On this      day of           , in the year 199  , before me
                         , a Notary Public in and for the State of Texas,
personally appeared Randall M. Paulson, personally known to me, or proved to me on the basis of satisfactory evidence, to be the person whose name is subscribed to the within instrument on behalf of Syntek Asset Management, L.P., and acknowledged to me that said partnership executed it.

                                            ------------------------------------
                                               Notary Public, State of Texas

My Commission Expires:

------------------------------------------------------

STATE OF TEXAS

COUNTY OF DALLAS

     On this      day of           , in the year 199  , before me
                         , a Notary Public in and for the State of Texas,
personally appeared Gene E. Phillips, personally known to me, or proved to me on the basis of satisfactory evidence, to be the person whose name is subscribed to the within instrument on behalf of Syntek Asset Management, L.P., and acknowledged to me that said partnership executed it.

                                            ------------------------------------
                                               Notary Public, State of Texas

My Commission Expires:

------------------------------------------------------

                                     II-A-12

                                   EXHIBIT B

                                 AUGUST 4 ORDER

HONORABLE THOMAS M. JENKINS, Judge Retired
Supervising Judge

                   SUPERIOR COURT OF THE STATE OF CALIFORNIA

                          FOR THE COUNTY OF SAN MATEO

  JOSEPH B. MOORMAN, et al.,        No. 322135
         Plaintiffs,                CLASS ACTION
             vs.                    ORDER GRANTING PRELIMINARY APPROVAL OF AGREEMENT FOR
                                    CASH DISTRIBUTION AND ELECTION OF SUCCESSOR GENERAL
    SOUTHMARK CORPORATION,          PARTNER, CONTINGENT UPON SUBMISSION OF ACCEPTABLE FORM
NATIONAL REALTY, L.P., et al.,      OF CLASS NOTICE
         Defendants.

     The Court having heretofore entered orders and a judgment in the above-captioned action:

          (a) Adjudging that the action be maintained as a class action for purposes of settlement;

          (b) Certifying a plaintiff class ("Class");

          (c) Approving that certain Settlement Agreement dated as of May 9, 1990 ("Settlement Agreement"), as fair, reasonable, adequate and in the best interests of the Class Members as defined in the Settlement Agreement;

          (d) Determining that the release given by the members of the Class ("Class Members"), through their attorney James F. Fotenos, Esq., as Class Counsel ("Class Counsel"), to defendants National Realty, L.P. ("National Realty"), National Operating, L.P., Robert A. McNeil ("McNeil"), Syntek Asset Management, L.P. ("Syntek"), Gene E. Phillips ("Phillips"), William
     S. Friedman, and Shearson Lehman Hutton, Inc., successor-in-interest to E.
     F. Hutton & Company, Inc. (hereinafter all collectively referred to as the "Settling Defendants") was valid and binding;

          (e) Dismissing the above-captioned action, with prejudice, as to the Settling Defendants;

          (f) Directing the Settling Defendants to implement the terms of the Settlement Agreement, including the establishment of, and appointment of members to, an Oversight Committee for such purpose;

          (g) Retaining jurisdiction over the named plaintiffs and the Settling Defendants for the purpose of deciding all matters relating to the enforcement and/or administration of the Settlement Agreement, including the appointment of a Supervising Judge to supervise the implementation of the Settlement Agreement; and

          (h) Declining, on the ground that it did not adequately provide for the interests of the National Realty Warrantholders as of the date the Warrants expired in February 1997 ("Former Warrantholders"), to approve a previously submitted Amended and Restated Implementation Agreement ("Implementation Agreement") jointly submitted to it by Syntek and the National Realty, L.P. Oversight Committee ("Committee");

     And McNeil having heretofore filed a motion for appointment of a Receiver ("McNeil Motion");

     And individual named plaintiff Joseph B. Moorman ("Moorman") having heretofore filed motions (i) for appointment of a Receiver, and (ii) to compel enforcement of the Settlement Agreement and to obtain collateral relief against American Realty Trust ("ART");

     And Syntek and Invenex having heretofore moved the Court for preliminary approval of an Amended and Restated Agreement for Establishment of Class Distribution Fund and Election of a Successor General Partner ("Class Distribution Fund Agreement Motion"), and Class Counsel, Moorman and the Committee having joined therein;

     And Invenex having subsequently withdrawn its Class Distribution Fund Agreement Motion, and Syntek having concurred in that withdrawal at the hearing thereon;

     And the Committee, pursuant to alternative cross-motion, having heretofore moved the Court for preliminary approval of an Agreement for Cash Distribution and Election of a Successor General Partner, contingent upon submission of an acceptable class notice ("Cash Distribution Agreement Motion"), and Syntek, Class Counsel and Moorman having supported the motion at the hearing thereon;

     And the Court having read, heard and considered various presentations and arguments by the interested parties, and good cause appearing therefor,

     IT IS HEREBY ORDERED THAT:

        1. Except as hereinafter set forth, each of the findings, matters, orders and directives described and set forth in each of the above-referenced orders is confirmed and sustained.

        2. The Court finds that the Cash Distribution Agreement is not inconsistent with the Settlement Agreement, and said Cash Distribution Agreement, as hereinafter augmented and modified in this Paragraph 2 of this Order ("Amended Cash Distribution Agreement"), is hereby tentatively approved:

        - Syntek shall deposit the sum of $11,400,000 into an interest-bearing escrow account ("escrow account") within five (5) business days of its receipt of the Court's Order approving the final Amended Cash Distribution Agreement. Those funds may thereafter be removed therefrom only by an independent administrator of the escrow account ("Settlement Administrator"), whose identity and powers shall be agreed upon by Syntek, the Committee and Class Counsel and approved by the Court, and upon or pursuant to subsequent Order of this Court. Syntek shall augment that sum and provide for the full amount of interest to be earned thereon, at the rate established pursuant to
          Section 8 of the Cash Distribution Agreement, by making further payment of such sum not otherwise earned as interest by the escrow account as may be necessary to establish the full amount of interest provided for in said Section 8, to the Settlement Administrator, immediately prior to distribution of funds from the escrow account.

        - The escrow account, all efforts to locate and communicate with the members of the Class (other than through the Class Notice and National Realty's proxy solicitation, or as otherwise permitted by this Order), and the distribution of funds from the escrow account, shall be managed and administered by the Settlement Administrator.

        - The funds to be distributed from the escrow account by the Settlement Administrator shall be allocated to the Class Members on a pro rata basis based on the number of Units issued to them by National Realty (as a percent of the number of Units issued by National Realty to all Class Members upon National Realty's organization in 1987). To this extent, the last sentence of Section 8 of the Cash Distribution Agreement is vacated and amended. No person shall have any claim against the Settlement Administrator, or against any party to this action, or against the Committee, or against any of their attorneys or representatives, based on the allocation or distribution of the escrow account funds made by the Settlement Administrator acting in good faith reliance upon the provisions of the Amended Cash Distribution Agreement or upon any order of the Court.

          3. Any party, person or entity intending to seek from the Court an award of attorneys' fees and/or costs is directed to advise Counsel for the Committee, not later than 5:00 p.m. on August 7, 1998, of the maximum amount which said party, person or entity intends to seek. Counsel for the Committee is directed to prepare, to submit to the Court, and to serve upon all other interested parties, a proposed form of Notice of Cash Distribution Agreement ("Notice" or "Class Notice") by August 17, 1998.
                                     II-B-2

          4. Any interested party may have to and including August 24, 1998, within which to submit to the Court, and to serve upon all other interested parties, any written comments upon, objections to, or proposals for modification of, said Notice. The Committee may have to [SIC] including August 28, 1998, within which to submit to the Court, and to serve upon all other interested parties, a revised form of Notice and/or a written response to the Notice.

          5. The Court will consider the proposed form of Notice, and any written comments, objections or proposals relating thereto, and any written reply thereto, without further hearing, unless the Court otherwise orders. If the Court determines that the proposed form of Notice is adequate and appropriate, the Court will order and direct that dissemination of said Notice to the Class Members and the Limited Partners of National Realty ("the Notice Order"), and their responses thereto, and subsequent hearing thereon, be accomplished as follows:

             a. Syntek shall cause National Realty, at the expense of National Realty, to mail or cause the Notice to be mailed by first-class mail, postage prepaid, to all Class Members and Limited Partners of National Realty ("Limited Partners") identified in the records of Syntek, at their last known addresses within five (5) business days from the date of Syntek's receipt of the Notice Order. Not later than ten (10) business days after the mailing of the Notice, Syntek shall file with the Court, and serve upon Class Counsel and upon counsel for the Committee, a declaration of service showing compliance with the requirements of this paragraph. In addition, National Realty shall supply copies of the Settlement Agreement, and of the Cash Distribution Agreement if it is not made an exhibit to the Notice, and of this Order, to any recipient of the Notice who so requests, within five (5) days of the making of such request, and shall inform Class Counsel and counsel for the Committee, in writing, of each such request and compliance.

             b. The Class Members and Limited Partners shall have a period of twenty (20) calendar days from the mailing of the Notice (the "Response Deadline") within which to submit to the Court and to serve Syntek, Class Counsel and the Committee with copies of their responses, objections or other comments upon or with regard to the matters contained in the Notice, and upon or with regard to the Amended Cash Distribution Agreement and any attorneys' fees requests. Any and all documents served upon Syntek, Class Counsel and the Committee pursuant to this paragraph shall be mailed, first-class mail, postage prepaid, addressed as follows:

            Upon Syntek:                     Robert A. Waldman, Esq.
                                             c/o Basic Capital Management, Inc.
                                             10670 North Central Expressway, Suite 600
                                             Dallas, Texas 75231
            With a copy to:                  Michael T. Williams, Esq.
                                             Heller, Ehrman, White & McAuliffe, LLP
                                             601 So. Figueroa Street, 40th Floor
                                             Los Angeles, California 90017
            Upon Class Counsel:              James F. Fotenos, Esq.
                                             Fotenos & Suttle, P.C.
                                             50 California Street, Suite 700
                                             San Francisco, California 94111
            Upon the Committee:              Kenneth R. Kelly, Chair
                                             National Realty, L.P. Oversight Committee
                                             2533 Allen Drive
                                             Auburn, California 95602

                                     II-B-3

            With a copy to:                  Julie E. Green, Esq.
                                             McDonough, Holland & Allen
                                             A Professional Corporation
                                             555 Capitol Mall, Ninth Floor
                                             Sacramento, California 95814

        Any Class Member who does not respond, object or otherwise submit and serve comments on the Amended Cash Distribution Agreement or any applications for awards of attorneys' fees or costs by the Response Deadline and in the manner provided hereinabove shall be deemed to have waived any objection thereto and shall forever be foreclosed from objecting to the fairness, reasonableness or adequacy of the Amended Cash Distribution Agreement, or to any judgment that may be entered, or to any award of attorneys' fees and costs, or otherwise to the settlement of the matters referenced in the Amended Cash Distribution Agreement.

             c. The Committee, Class Counsel and/or Syntek may have a period of time of ten (10) calendar days from the Response Deadline within which to submit to the Court and to serve any such responding Class Member or Limited Partner with copies of any replies to such responses, objections or other comments which they, or either of them, may wish to submit.

             d. The Court shall further consider the Amended Cash Distribution Agreement, and any responses, objections or other comments upon or with regard thereto, and any replies thereto, at a hearing ("Final Cash Distribution Agreement Hearing") to be held on October 16, 1998, at the hour of 10:00 a.m., in a Courtroom of this Court to be assigned at that time, for the purpose of determining (a) whether the Amended Cash Distribution Agreement, and the settlement of the matters referred to therein, are fair, reasonable, adequate, and not inconsistent with the Settlement Agreement, (b) whether, and if so to what extent, any application for attorneys' fees and/or costs should be approved by the Court, and (c) whether the Amended Cash Distribution Agreement should be finally approved and confirmed by the Court. Any application for an award of attorneys' fees and/or costs shall be served on the parties and their counsel, as identified above in Paragraph 5-b of this Order, and filed with the Court, on or before ten (10) calendar days prior to the Final Cash Distribution Agreement Hearing. The Final Cash Distribution Agreement Hearing may be adjourned or continued from time to time thereafter without further notice to the Class Members or Limited Partners.

             e. Any Class Member not otherwise precluded from doing so by reason of noncompliance with the provisions of paragraph 5-b of this Order, and any Limited Partner, may appear at the Final Cash Distribution Agreement Hearing to show cause why the Amended Cash Distribution Agreement and the settlement of the matters referenced therein should not be finally approved as fair, reasonable and adequate, and as not inconsistent with the Settlement Agreement, and as to whether any or all of the applications for awards of attorneys' fees and/or costs should or should not be granted, in whole or in part.

          6. In the event that, despite the exercise of reasonable efforts, the Settlement Administrator is unable to locate one or more Class Members who have moved since their last known addresses were established in the records of National Realty ("Missing Class Member"), then, no later [SIC] twelve
     (12) months from the date of distribution of the escrow funds, the Settlement Administrator shall petition the Court for instructions on the proper distribution of that portion of the escrow funds allocable to those Missing Class Members pursuant to the provisions of Section 384 of the California Code of Civil Procedure ("CCP"). The Settlement Administrator shall notice a hearing on that petition on not less than twenty (20) calendar days' notice to Syntek, Class Counsel and the Committee, and their respective counsel. The Settlement Administrator may include with any such petition the views of the Settlement Administrator as to the proper allocation of that portion of the escrow funds allocable to the Missing Class Members. Notwithstanding any contrary provision of CCP Section 384, however, no party to this action, nor the Committee, nor the Settlement Administrator, nor any of their respective representatives,

                                     II-B-4
     shall have any responsibility for the payment of interest on the escrow funds attributable to Missing Class Members, after distribution of escrow funds to Class Members who have been identified and located, beyond whatever interest is actually earned (minus taxes paid or payable thereon) on the escrow funds.

          7. In the event that the proposed settlement described in the Amended Cash Distribution Agreement and in the Class Notice is disapproved by this Court, or the Amended Cash Distribution Agreement does not become effective pursuant to the provisions thereof, then the parties to this proceeding shall be restored, to the extent possible, to their respective positions as of December 14, 1997, and neither the Amended Cash Distribution Agreement, nor the settlement negotiations or proceedings relating thereto, nor any related document, may be used in this action by any party for any purpose whatsoever.

          8. Hearing on the McNeil motion is continued to the date, time and place hereinabove scheduled for the Final Cash Distribution Agreement Hearing.

     DATED: August 4, 1998

                                                  /s/ THOMAS M. JENKINS
                                            ------------------------------------
                                                Honorable Thomas M. Jenkins
                                                     Supervising Judge
                                            Judge of the Superior Court, Retired

                                     II-B-5

                                   EXHIBIT C

                  SUMMARY OF DISPUTES AND SETTLEMENT OF CLAIMS
                           BETWEEN SAMLP AND INVENEX

     Set forth below is a summary provided by SAMLP:(1)

          Pursuant to the Resolution Agreement, Invenex performed extensive due diligence analysis of several income-producing properties that were to be contributed to a class entity (the "Due Diligence Materials"), and was also to provide management services, for a fee, in operating and managing the class entity for the benefit of the Class Members. For the reasons set forth in the Notice, National Realty, SAMLP and the Committee entered into the alternative Cash Distribution Agreement, which was preliminarily approved by the Court on August 4, 1998. Because SAMLP and National Realty entered into the alternative Cash Distribution Agreement, Invenex withdrew its support for the Resolution Agreement, did not turn over any of the Due Diligence Materials to SAMLP, and believed that it had claims against SAMLP and National Realty for breach of the implied covenant of good faith and fair dealing and was entitled to a "break-up fee" for the lost opportunity costs it will suffer as a result of National Realty and SAMLP entering into the Cash Distribution Agreement as opposed to going forward with the Resolution Agreement. In order to resolve any and all potential disputes between National Realty, SAMLP and Invenex, by agreement between Invenex and SAMLP, the parties compromised any and all obligations that existed between them in exchange for the payment by SAMLP to Invenex of the sum of $480,000, payable in four equal monthly payments of $120,000 each, to be paid on November 1, 1998, December 1, 1998, January 1, 1999 and February 1, 1999. Before the first installment payment is made, Invenex will turn over to SAMLP all of the Due Diligence Materials. Upon execution of the settlement agreement and the first payment being made thereunder, Invenex and SAMLP agree that all obligations and claims Invenex may have against SAMLP, National Realty or any other SAMLP affiliate will be released. SAMLP does not have a right to receive reimbursement from National Realty for any portion of the $480,000 payment.

---------------

(1) The Committee has not received a copy of the settlement agreement referred to in EXHIBIT C and makes no representation regarding the accuracy of the information supplied by SAMLP. The Committee has not approved or disapproved the $480,000 payment, because the Committee does not believe that it has any consent rights with respect to a payment by SAMLP, out of SAMLP's own assets, to Invenex.

                   SUPERIOR COURT OF THE STATE OF CALIFORNIA

                          FOR THE COUNTY OF SAN MATEO

  JOSEPH B. MOORMAN, et al.,        No. 322135
         Plaintiffs,                CLASS ACTION
             vs.                    ORDER APPROVING FORM AND METHOD OF CLASS NOTICE, AND
                                    DIRECTING SERVICE THEREOF IN ACCORDANCE WITH ORDER OF
    SOUTHMARK CORPORATION,          AUGUST 4, 1998
NATIONAL REALTY, L.P., et al.,
         Defendants.

     The Court having read and considered the proposed form of Notice of Hearing to Consider Approval of Amended Agreement for Cash Distribution and Election of Successor General Partner, and for Termination of the 1990 Moorman Settlement Agreement ("Proposed Class Notice"), submitted by the National Realty, L.P. Oversight Committee ("Committee") on August 17, 1998;

     And the Court having read and considered the written responses, objections and other comments upon or with regard to the matters contained in the Proposed Class Notice, submitted by Syntek Asset Management, L.P. ("SAMLP"), James F. Fotenos as Class Counsel ("Class Counsel"), and Robert A. McNeil ("McNeil");

     And the Court having read and considered the revised form of Class Notice ("Class Notice") and written reply of the Committee to those responses, objections and other comments;

     And the Court having concluded that no useful purpose would be served by requiring an in-court hearing thereon;

     And the Court being fully apprised in the premises, and good cause appearing therefor;

     THE COURT NOW FINDS that the proposed revised form of Class Notice is adequate and appropriate, and that it should be disseminated to the Class Members and the Limited Partners of National Realty, L.P. ("National Realty"), in accordance with the provisions of Paragraph 5 of the Court's Order of August 4, 1998 (the "August 4 Order").

     AND THE COURT FURTHER FINDS that the mailing of copies of the Class Notice and of this Order (and only the Class Notice and this Order) to the Class Members and Limited Partners, pursuant to the procedures set forth in the August 4 Order, constitutes the best notice of the final hearing on the Amended Cash Distribution Agreement (and of the rights of the Class Members and Limited Partners to respond, object or comment thereto or thereon) practicable under the circumstances, and that such mailing will fully satisfy the requirements of due process and of the California Code of Civil Procedure.

     NOW THEREFORE, IT IS HEREBY ORDERED that, except as otherwise herein expressly set forth, each and all of the findings, matters, orders and directives contained in the August 4 Order is confirmed and sustained.

     AND IT IS FURTHER ORDERED that that portion of Paragraph 2 of the August 4 Order which directs Syntek to deposit $11,400,000 into an escrow account be, and it is hereby, construed to mean that the funds deposited by Syntek are those of National Realty.

     AND IT IS FURTHER ORDERED that the distribution of funds to Class Members under the Amended Cash Distribution Agreement, referenced in Paragraph 6 of the August 4 Order and in Section 11(a) of the Cash Distribution Agreement, shall be deemed to occur at the time initial distributions are made by the Settlement Administrator from the Escrowed Funds, rather than at the time of any subsequent disposition of funds which may occur therefrom after the Settlement Administrator has completed a search for Missing Class Members.

     AND IT IS FURTHER ORDERED that the term "Total Cash Distribution," appearing in Section 8 of the Cash Distribution Agreement, be, and it is hereby, construed to deduct and subtract therefrom the fees and expenses incurred by the Qualified Settlement Fund ("QSF"), the Settlement Administrator and/or the QSF Administrator.

     AND IT IS FURTHER ORDERED that that portion of Paragraph 6 of the August 4 Order which provides for a petition for instructions by the Settlement Administrator no later than twelve (12) months from the date of distribution of the escrow funds be, and it is hereby, modified to provide that that petition for instructions shall be filed no later than six (6) months from the date of distribution of the escrow funds.

     AND IT IS FURTHER ORDERED that the administrative costs and taxes incurred by the Settlement Administrator and/or the QSF Administrator and/or the QSF in connection with the establishment and operation of the QSF and search for Missing Class Members are to be paid out of the Escrowed Funds, and not by National Realty or Syntek.

     AND IT IS FURTHER ORDERED that any legal fees incurred by the QSF and/or the QSF Administrator and/or the Settlement Administrator in connection with efforts to obtain an Internal Revenue Service private letter ruling, if deemed necessary, be paid on a fixed-fee basis.

     AND IT IS FURTHER ORDERED that all other fees and expenses incurred by the QSF, including those of the Settlement Administrator and the QSF Administrator, be paid, to the extent possible, on a fixed-fee basis.

     AND IT IS FURTHER ORDERED that the proposed form of Class Notice be, and it is hereby, approved.

     AND IT IS FURTHER ORDERED that SAMLP and National Realty forthwith comply with and implement each and all of the obligations imposed upon them in accordance with Paragraph 5-a of the August 4 Order, and that they serve a copy of this Order upon the Class Members together with the Class Notice.

     AND IT IS FURTHER ORDERED that the "Response Deadline" described in Paragraph 5-b of the August 4 Order be, and it is hereby, established as September 30, 1998, and that the Class Members and Limited Partners shall have to and including that date within which to submit to the Court and to serve SAMLP, Class Counsel and the Committee, at their addresses set forth in said Paragraph 5-b, with copies of their responses, objections or other comments upon or with regard to the matters contained in the Class Notice.

DATED: September 1, 1998

                                                  /s/ THOMAS M. JENKINS
                                            ------------------------------------
                                                     Thomas M. Jenkins
                                            Judge of the Superior Court, Retired

                    PROXY FOR SPECIAL MEETING OF UNITHOLDERS
                          TO BE HELD DECEMBER 18, 1998
       THIS PROXY IS SOLICITED ON BEHALF OF SYNTEK ASSET MANAGEMENT, L.P.,
                  THE GENERAL PARTNER OF NATIONAL REALTY, L.P.



         The undersigned hereby appoints RANDALL M. PAULSON and ROBERT A. WALDMAN, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to be at the special meeting of unitholders of National Realty, L.P., to be held at 10670 North Central Expressway, Suite 600, Dallas, Texas 75231 on December 18, 1998 at 1:00 p.m. Dallas time, or at any adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

         SYNTEK ASSET MANAGEMENT, L.P., THE GENERAL PARTNER OF NATIONAL REALTY, L.P., RECOMMENDS A VOTE FOR THE ELECTION OF NRLP MANAGEMENT CORP., AS SUCCESSOR GENERAL PARTNER AND FOR THE PROPOSED AMENDMENTS TO THE PARTNERSHIP AGREEMENTS OF EACH OF NATIONAL REALTY, L.P. AND NATIONAL OPERATING, L.P.

         YOUR PROXY IS IMPORTANT. PLEASE INDICATE YOUR SUPPORT FOR THE GENERAL PARTNER BY MARKING THE BOXES FOR EACH PROPOSAL. PLEASE SIGN, DATE AND MAIL THIS CARD TODAY IN THE ENCLOSED ENVELOPE. THIS PROXY REVOKES ALL PREVIOUS PROXIES.









         (continued and to be signed and dated on the other side)

        PLEASE MARK YOUR
[ X ]   VOTES AS IN THIS
        EXAMPLE.






                                                                                            FOR      AGAINST     ABSTAIN

                                              1.   Election of NRLP Management Corp.
                                                   as successor General Partner of
                                                   National Realty, L.P. to replace         [   ]      [   ]      [   ]
                                                   Syntek Asset Management, L.P.,
                                                   which upon the election of NRLP
                                                   Management Corp. will withdraw as
                                                   general partner of National Realty,
                                                   L.P.:

                                              2.   Approval of the Second Amendment to
                                                   the First Amended and Restated           [   ]      [   ]      [   ]
                                                   Partnership Agreement of National
                                                   Realty, L.P.:


                                              3.   Approval of the Second Amendment to
                                                   the Second Restated and Amended
                                                   Agreement of Limited Partnership of      [   ]      [   ]      [   ]
                                                   National Operating, L.P.:

                                                                     In the discretion of such Proxies, upon such other
                                                                     business as may properly come before the special
                                                                     meeting or any adjournments thereof.

                                                                     Instruction: To withhold authority to vote for any
                                                                     individual nominee, write that nominee's name in
                                                                     the space below. When a proxy card is properly
                                                                     executed and returned, the Shares represented
                                                                     thereby will be voted in favor of the election for
                                                                     each of the nominees, unless authority to vote for
                                                                     any such nominee is specifically withheld. There
                                                                     will be no cumulative voting for the election of
                                                                     Trustees. If any nominee is unable to serve or will
                                                                     not serve (an event which is not anticipated), then
                                                                     the person acting pursuant to the authority granted
SIGNATURE                                            DATE            under the proxy will cast votes for the remaining
          -------------------------------------------    ---------   nominees and, unless the Board of Trustees takes
                                                                     action to reduce the number of Trustees, for such
SIGNATURE (if held jointly)                          DATE            other person(s) as he or she may select in place of
                           --------------------------    ---------   such nominees.


NOTE: Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When signing for corporation, please sign full corporate name by an authorized officer. When signing for a partnership, please sign partnership name by an authorized person. If shares are held in more than one capacity, this proxy shall be deemed valid for all shares held in all capacities.